UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2019

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.brownadvisory.com/mf/how-to-invest), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling (800) 540-6807 or by enrolling at www.brownadvisory.com/mf.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 540-6807 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	4
Brown Advisory Equity Income Fund	7
Brown Advisory Sustainable Growth Fund	10
Brown Advisory Mid-Cap Growth Fund	13
Brown Advisory Small-Cap Growth Fund	16
Brown Advisory Small-Cap Fundamental Value Fund	21
Brown Advisory Global Leaders Fund	25
Brown Advisory Intermediate Income Fund	28
Brown Advisory Total Return Fund	33
Brown Advisory Strategic Bond Fund	40
Brown Advisory Sustainable Bond Fund	47
Brown Advisory Maryland Bond Fund	53
Brown Advisory Tax-Exempt Bond Fund	57
Brown Advisory Tax-Exempt Sustainable Bond Fund	63
Brown Advisory Mortgage Securities Fund	67
Brown Advisory – WMC Strategic European Equity Fund	76
Brown Advisory Emerging Markets Select Fund	80
Brown Advisory – Beutel Goodman Large-Cap Value Fund	83
Statements of Assets and Liabilities	86
Statements of Operations	91
Statements of Changes in Net Assets	96
Financial Highlights	106
Notes to Financial Statements	114
Additional Information	126

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2019 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2019. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

GLOSSARY OF TERMS

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Growth Equity Fund – Investor Shares (the “Fund”) increased 11.18% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 12.27%.

U.S. markets downplayed geopolitics and leaned towards optimism generating solid returns over the course of the last six months. Trade relations with China remain top of mind for investors, but historically low unemployment and a healthy U.S. consumer helped to offset these concerns. Despite trailing the benchmark over the last six months, the Fund delivered attractive absolute returns. There were no material fundamental issues with any of our holdings, and the underperformance was primarily attributable to some of our holdings taking a breather and not keeping pace with the benchmark. Forward price-to-earnings multiples for the broad market indices have expanded, as price appreciation was not matched with a corresponding increase in earnings expectations. The portfolio’s multiple expanded as well, but not nearly to the same extent as the benchmark, given that the portfolio has benefited from fundamental support in the form of increased earnings expectations.

The health care sector was the top contributor on a relative basis as both Dexcom and Edwards Lifesciences announced results that were materially ahead of expectations. These two companies are improving patient outcomes and pushing the overall health care cost curve lower at the same time. We view this as a win-win for patients and a system beleaguered by escalating costs.

The technology sector led the benchmark, contributing more than half of the Index return over the last six months.  Our technology holdings generally performed well, gaining over 31% as a group.  However mega-cap stocks, such as Apple, which as of year-end comprised 8.5% of the Index, drove a large percentage of the benchmark returns. The company does not meet the growth criteria for this strategy. Given its size, it created a material headwind, but not an insurmountable one.  Microsoft, another mega-cap name, was a solid contributor to the portfolio, but was a drag on a relative basis, given its 7.8% benchmark weight. We maintain a 5% maximum position size limit, which can put the mega-cap names, even those that we quite like, at a structural underweight. We have no plans to relax the essential portfolio risk controls in order to match the benchmark weight for an individual stock. There are many other stocks in technology and otherwise that are making strong contributions to the portfolio’s performance. The fact that the portfolio kept up over the last six months and outperformed for the calendar year in a very narrow market environment reinforces our view that investors do not need to bear the excessive risk of an oversized position in a single business model in order generate attractive results.

We recently initiated positions in L3Harris and Illumina. A merger of equals between Harris and L3 spawned the sixth largest defense contractor. We believe this complementary merger should result in both cost and revenue synergies as the company scales up its product platforms in both defense and commercial end markets. The combined company offers leading-edge technology in electronic warfare, communication systems, space and avionics.  Illumina is a leading company in the development and application of DNA sequencing for uses in medical research and clinical applications. We believe that the addressable market for genetic analysis is larger than the current revenue base, and that the adoption rate of gene sequencing should continue to rise. Individuals, medical professionals and government entities are just beginning to employ genetic research to predictive tests, disease treatment and population health projects. The stock pulled back as street expectations got a bit lofty, in our view, creating an opportunity to initiate our position.

We funded Illumina by selling our position in FleetCor.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.1%

Communication Services — 6.3%
64,476	Alphabet, Inc. — Class C*	86,205,702
722,381	Electronic Arts, Inc.*	77,663,181
		163,868,883
Consumer Discretionary — 11.3%
251,883	Alibaba Group Holding, Ltd. ADR*	53,424,384
58,179	Amazon.com, Inc.*	107,505,483
32,000	Booking Holdings, Inc.*	65,719,360
1,093,076	TJX Companies, Inc.	66,743,221
		293,392,448
Consumer Staples — 7.7%
974,105	Brown-Forman Corp.	65,849,498
187,882	Costco Wholesale Corp.	55,222,278
384,636	Estee Lauder Companies, Inc.	79,442,719
		200,514,495
Health Care — 22.0%
436,438	Danaher Corp.	66,984,504
377,795	DexCom, Inc.*	82,638,878
264,239	Edwards Lifesciences Corp.*	61,644,317
192,877	Illumina, Inc.*	63,985,016
145,427	Intuitive Surgical, Inc.*	85,969,171
306,061	Thermo Fisher Scientific, Inc.	99,430,037
846,738	Zoetis, Inc.	112,065,774
		572,717,697
Industrials — 12.1%
668,513	BWX Technologies, Inc.	41,501,287
276,121	Cintas Corp.	74,298,639
934,329	Fortive Corp.	71,373,392
202,151	L3Harris Technologies, Inc.	39,999,618
246,180	Roper Technologies, Inc.	87,204,342
		314,377,278
Information Technology — 30.2%
152,080	Adobe, Inc.*	50,157,505
642,222	Amphenol Corp.	69,507,687
486,340	Autodesk, Inc.*	89,223,936
1,641,198	Genpact, Ltd.	69,209,320
286,576	Intuit, Inc.	75,062,852
751,213	Microsoft Corp.	118,466,290
476,043	NXP Semiconductors NV	60,581,232
712,215	PayPal Holdings, Inc.*	77,040,297
413,468	salesforce.com, Inc.*	67,246,435
570,459	Visa, Inc.	107,189,246
		783,684,800
Materials — 3.5%
157,308	Sherwin-Williams Co.	91,795,511
Total Common Stocks (Cost $1,196,185,671)		2,420,351,112

Real Estate Investment Trusts — 3.7%
406,973	SBA Communications Corp.	98,076,423
Total Real Estate Investment Trusts (Cost $40,487,549)		98,076,423

Short-Term Investments — 3.1%
Money Market Funds — 3.1%
80,545,630	First American Government
	Obligations Fund — Class Z, 1.47%#	80,545,630
Total Short-Term Investments (Cost $80,545,630)		80,545,630
Total Investments — 99.9% (Cost $1,317,218,850)		2,598,973,165
Other Assets in Excess of Liabilities — 0.1%		1,543,434
NET ASSETS — 100.0%		$2,600,516,599

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	30.2%
Health Care	22.0%
Industrials	12.1%
Consumer Discretionary	11.3%
Consumer Staples	7.7%
Communication Services	6.3%
Real Estate Investment Trusts	3.7%
Materials	3.5%
Money Market Funds	3.1%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Flexible Equity Fund – Investor Shares (the “Fund”) increased 13.86% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 10.92%.

The U.S. equity markets for the full year returned an impressive 31.5% (as measured by the S&P 500 Index), its second-best year since the Great Recession. We believe that these gains are remarkable given that we are in the eleventh year of one of the longest bull markets in U.S. economic history. This is also in stark contrast to the skittish mood that prevailed in December 2018, when many equity investors were bailing and beginning to price in a recession. Market pundits worried about a host of issues—the length of economic expansion, trade tensions, slowing growth, a flattening yield curve, decline in oil prices and a federal budget impasse—which they believed would lead to a meaningful economic slowdown in the near term. However, as the year progressed, the U.S. economy continued to hum along in spite of the reality that many of these concerns remained. The U.S. economy has been bolstered by a strong consumer and a healthy job market. A significant data point was the nonfarm payroll employment figure, which rose by 266,000 in November. This number exceeded expectations, as job growth averaged 180,000 per month in 2019 before the November report. Any weakness in the overall economy (due to tepid business investments related to the worries associated with trade conflict and slower growth abroad) has been overcome by strong consumer spending. Consumer sentiment remains solid against the backdrop of a strong employment picture and a robust U.S. housing market.

The swift swings in market sentiment, such as the one we witnessed in the last thirteen months, naturally raise the question of the benefit of market timing. The idea of avoiding a market downturn similar to what we witnessed in the three weeks of December 2018, when markets corrected nearly 20% to enhance returns is very alluring. This is the case at least theoretically. In practice, however, it is very hard to execute upon because one has to be right twice: first, one needs to sell at the top, and then second, one needs to get back in at the bottom. Reentry, or getting back in, is just as important—equity markets generally tend to climb over time. The difficulty of trying to predict the top and the bottom is compounded by the fact that one has to not only correctly predict the level of the correction, but also gauge the duration of the lull. The eleven years after the financial crisis of 2009 should have taught us that predicting future economic slowdowns and impending recessions accurately is really hard, if not impossible, for most market participants. There have been plenty of alarm bells along the way—the Greek debt crisis, fears of food shortages and unusually high crop prices in the U.S., taper tantrums, high oil prices and its subsequent collapse, currency wars, negative yields and trade wars, to name a few. Yet the U.S. economy and the U.S. stock market have continued on an upward climb during this period. Relying on leading economic data (e.g., the shape of the yield curve and business and consumer confidence) to predict a future recession has not always been effective, as these measures have historically forecasted a recession incorrectly more times than they have correctly. We believe that sitting on cash and not participating in the equity markets can be detrimental to long-term returns. This is especially acute when the markets are in an upswing post a downturn, as a disproportionate percentage of market gains occur at the beginning of a market recovery. Several published academic research papers indicate that missing the ten best or even five best days of a market can cost investors dearly to the overall returns in their portfolio.

Market pullbacks are common, and they occur more frequently than investors realize. Over the last 40 years, the S&P 500 Index has seen a double-digit pullback within a year nearly half the time. However, the markets move generally higher over the longer term because of human and business progress that underlie the growth in profits and values of equity in companies. Predicting the next market move has never been our approach. We tend to be more cautious when the markets or individual stocks have strong upward moves, and we like to be buyers when we see sell-offs. We agree with Warren Buffett’s comment on timing the market: “I never have an opinion about the market because it wouldn’t be any good and it might interfere with the opinions we have that are good.”

The biggest contributors to returns in the six-month period were Apple Inc., a manufacturer of various personal digital, computing and communications devices, Edwards Lifesciences, a manufacturer and marketer of medical devices to treat late-stage cardiovascular disease, Bank of America Corp. and JP Morgan Chase & Co., banking and financial services companies and Microsoft Corp., a leading technology services and software business. All of the top contributors benefited from good business results and rising valuations.

The largest detractors to returns were PayPal Holdings, Inc., a digital payments company, Cimarex Energy Co., an independent oil and gas exploration and production company, DuPont de Nemours, Inc., a specialty chemicals and materials manufacturer, Amazon.com, Inc., a leading on-line retailer and provider of cloud services and Canadian National Railway, a North American railroad and transportation business. Noteworthy among the worst performers is Cimarex Energy. Cimarex continues to be challenged by lower crude oil prices, declining natural gas prices in the Permian and poor investor sentiment toward the sector. The

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2019

company is primarily an oil producer, but it also produces “associated” gas, a byproduct of the oil extraction.  Revenue associated with its natural gas production has seen a bigger negative impact due to shortage of take away capacity in the region, pressuring earnings-per-share growth. A new pipeline scheduled to come online later this year should improve transportation challenges.

We added two new investments and eliminated four since our June 30, 2019 annual report to shareholders.

We initiated a new position in Agilent, a leading life science and tools company that has meaningful market share in cutting-edge technologies like chromatography (gas and liquid), mass spectrometry and oligo-nucleotides manufacturing. Agilent has transformed its business model to be more recurring revenue in nature by growing its consumable and services business. The stock trades at a modest premium to the market, which is deserved, in our view, because of its attractive organic growth profile and high return on capital characteristics.

New holding Hain Celestial owns and manages a portfolio of natural, organic and GMO-free brands, such as Celestial Seasonings teas and Terra Chips, which are positioned as healthier options. We believe these brands have been meaningfully undermanaged under the company’s prior team. With a new, properly incentivized management team in place, we believe that the turnaround plan has the potential to meaningfully increase the market value of Hain Celestial.

We eliminated Corteva, Dow and DuPont de Nemours. Over the past year, it became clear that our original investment thesis for value creation for the three DowDuPont companies was not realized, and we were unlikely to add capital to our small positions.

We eliminated Regions Financial. Our thesis about the company’s capital return to shareholders has been satisfied. We prefer to own the larger banks in the portfolio at this time.

The Flexible Equity team searches for investment bargains among long-term attractive businesses with shareholder-oriented managers—those with productive assets and productive managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time. Bargains in these types of stocks can arise for various reasons but are often due to short-term investor perceptions, temporary business challenges that will improve, company or industry changes for the better, or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry and stretches when the general stock market is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.6%

Communication Services — 10.0%
5,631	Alphabet, Inc. — Class A*	7,542,105
13,279	Alphabet, Inc. — Class C*	17,754,289
96,879	Facebook, Inc.*	19,884,415
56,286	Walt Disney Co.	8,140,644
		53,321,453
Consumer Discretionary — 14.4%
71,642	Alibaba Group Holding, Ltd. ADR*	15,195,268
2,738	Amazon.com, Inc.*	5,059,386
7,780	Booking Holdings, Inc.*	15,978,020
188,048	CarMax, Inc.*	16,486,168
160,819	Lowe’s Companies, Inc.	19,259,684
78,573	TJX Companies, Inc.	4,797,667
		76,776,193
Consumer Staples — 4.4%
271,744	Conagra Brands, Inc.	9,304,515
166,280	Hain Celestial Group, Inc.*	4,315,797
424,890	Nomad Foods, Ltd.*	9,504,789
		23,125,101
Energy — 4.0%
86,970	Cimarex Energy Co.	4,565,055
455,869	Kinder Morgan, Inc.	9,650,747
216,445	Suncor Energy, Inc.	7,099,396
		21,315,198
Financials — 18.5%
66,344	Ameriprise Financial, Inc.	11,051,583
554,266	Bank of America Corp.	19,521,249
95,549	Berkshire Hathaway, Inc.*	21,641,848
251,068	Charles Schwab Corp.	11,940,794
133,254	JPMorgan Chase & Co.	18,575,608
238,772	KKR & Co., Inc.	6,964,979
163,487	Wells Fargo & Co.	8,795,601
		98,491,662
Health Care — 10.0%
50,447	Agilent Technologies, Inc.	4,303,634
34,795	Anthem, Inc.	10,509,134
73,808	Edwards Lifesciences Corp.*	17,218,668
49,694	Merck & Co., Inc.	4,519,669
57,128	UnitedHealth Group, Inc.	16,794,489
		53,345,594
Industrials — 7.8%
66,395	Canadian National Railway Co.	6,005,428
143,557	Delta Air Lines, Inc.	8,395,213
27,966	General Dynamics Corp.	4,931,804
133,073	Stericycle, Inc.*	8,491,388
37,375	United Rentals, Inc.*	6,233,029
50,024	United Technologies Corp.	7,491,594
		41,548,456
Information Technology — 26.5%
47,688	Accenture PLC	10,041,662
64,602	Apple, Inc.	18,970,377
26,401	Broadcom, Inc.	8,343,244
96,698	MasterCard, Inc.	28,873,056
154,746	Microsoft Corp.	24,403,444
95,998	PayPal Holdings, Inc.*	10,384,104
113,509	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	6,594,873
176,411	Visa, Inc.	33,147,627
		140,758,387
Total Common Stocks (Cost $252,479,592)		508,682,044

Real Estate Investment Trusts — 2.5%
38,728	Crown Castle International Corp.	5,505,185
33,284	SBA Communications Corp.	8,021,111
Total Real Estate Investment Trusts (Cost $7,941,129)		13,526,296

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
9,996,515	First American Government
	Obligations Fund — Class Z, 1.47%#	9,996,515
Total Short-Term Investments (Cost $9,996,515)		9,996,515
Total Investments — 100.0% (Cost $270,417,236)		532,204,855
Other Assets in Excess of Liabilities — 0.0%		98,857
NET ASSETS — 100.0%		$532,303,712

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	26.5%
Financials	18.5%
Consumer Discretionary	14.4%
Health Care	10.0%
Communication Services	10.0%
Industrials	7.8%
Consumer Staples	4.4%
Energy	4.0%
Real Estate Investment Trusts	2.5%
Money Market Funds	1.9%
Other Assets and Liabilities	0.0%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Equity Income Fund – Investor Shares (the “Fund”) increased 9.25% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 10.92%.

The past six months was a period of strong, broad-based performance for U.S. stocks. Trade frictions between the U.S. and China persisted throughout the period, but those worries were largely offset in investors’ minds by continued economic growth and a favorable outlook for corporate earnings in the coming year. In all, ten of the Index’s eleven industry sectors rose during the period.

Consumer discretionary stocks performed the best on a relative basis for the Fund during the period. The Fund holds a diverse group of investments in the sector that encompasses a range of business models and brand names. Recently, long-time holding and apparel company V.F. Corp separated its slower-growing Lee and Wrangler jeans business into an independent entity called Kontoor Brands. Kontoor was a strong performer for the Fund during the period, and so was luxury retail holding Tiffany & Co. In November, Tiffany announced that it would be acquired by international rival LVMH Moet Hennessy – Louis Vuitton at an attractive price for shareholders.

The information technology sector was the best performing sector for the Index during the period. The Fund’s holdings in the sector generally performed well but failed to keep pace and detracted from relative performance. Among the Fund’s holdings, Microsoft rose as the software maker continued to benefit from strong demand from enterprise customers transitioning business functions and processes to cloud-based computing environments. Also, strong consumer demand for iPhones and related services drove Apple’s stock price to a new high during the period. On a less positive note, networking equipment provider Cisco Systems declined after forecasting slower order growth, due in part to Asian customer uncertainty in light of the ongoing trade tensions between the U.S. and China.

Similar to the information technology sector, financials also detracted from relative performance during the period. Large gains by bank holdings JPMorgan Chase and Bank of America were offset somewhat by a drop in the share price of insurance holding Erie Indemnity. Amid the continuation of low interest rates, JPMorgan Chase and Bank of America have been able to grow their respective market shares in a variety of business areas. In addition, both banks have returned more cash to shareholders through dividend increases. Unfortunately for Erie Indemnity, a softer market environment for auto insurance pricing caused its stock to decline sharply. The Fund trimmed its position in Erie slightly during the period.

There was one new addition to the Fund and two deletions during the period. New holding UnitedHealth Group is an industry-leading provider of health care services featuring strong competitive positioning, a proven management team, and a commitment to earnings and dividend growth. In contrast, a deteriorating fundamental picture prompted the elimination of Healthcare Services Group, which provides outsourced services to customers in the profitability-challenged nursing home industry. A small position in Corteva, a recent agricultural products spin-off from existing holding DuPont, was also eliminated. Due to difficult industry conditions, Corteva’s future earnings and dividend growth no longer look as favorable as it had prior to the separation from DuPont.

The Fund is committed to finding and acquiring durable, defensible businesses with meaningful future dividend growth potential at attractive valuations. Historically, the dual focus on valuation and fundamentals has enabled the Fund to offer a degree of downside protection during periods of general stock market weakness in contrast to the current environment of prolonged strength. Regardless of the near-term direction of the stock market, the longer-term goal of the Fund remains the same – namely, to build the best possible portfolio of high quality investments with better-than-benchmark yield and lower volatility, providing investors with a reliable stream of growing income over time.

Sincerely,

Brian Graney, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 90.1%

Communication Services — 2.0%
43,046	Comcast Corp.	1,935,779

Consumer Discretionary — 13.0%
18,479	Best Buy Co., Inc.	1,622,456
16,253	Hasbro, Inc.	1,716,479
6,465	Home Depot, Inc.	1,411,827
24,649	Kontoor Brands, Inc.	1,035,012
12,816	Lowe’s Companies, Inc.	1,534,844
12,783	McDonald’s Corp.	2,526,049
9,689	Tiffany & Co.	1,294,935
11,375	V.F. Corp.	1,133,633
		12,275,235
Consumer Staples — 7.3%
22,456	Altria Group, Inc.	1,120,779
43,979	Coca-Cola Co.	2,434,237
16,155	Philip Morris International, Inc.	1,374,629
34,928	Unilever NV ADR	2,006,963
		6,936,608
Energy — 5.3%
102,525	Kinder Morgan, Inc.	2,170,454
14,580	Occidental Petroleum Corp.	600,842
68,398	Suncor Energy, Inc.	2,243,454
		5,014,750
Financials — 15.3%
13,814	Ameriprise Financial, Inc.	2,301,136
85,747	Bank of America Corp.	3,020,009
20,299	Cincinnati Financial Corp.	2,134,440
9,971	Erie Indemnity Co.	1,655,186
24,420	JPMorgan Chase & Co.	3,404,148
36,532	Wells Fargo & Co.	1,965,422
		14,480,341
Health Care — 15.4%
12,554	AbbVie, Inc.	1,111,531
11,719	Gilead Sciences, Inc.	761,501
17,120	Johnson & Johnson	2,497,294
21,032	Medtronic PLC	2,386,080
42,506	Merck & Co., Inc.	3,865,921
28,136	Novartis AG ADR	2,664,198
4,188	UnitedHealth Group, Inc.	1,231,188
		14,517,713
Industrials — 4.1%
7,202	General Dynamics Corp.	1,270,073
17,611	United Technologies Corp.	2,637,423
		3,907,496
Information Technology — 23.9%
11,692	Accenture PLC	2,461,984
18,135	Apple, Inc.	5,325,343
18,446	Automatic Data Processing, Inc.	3,145,043
6,383	Broadcom, Inc.	2,017,156
71,902	Cisco Systems, Inc.	3,448,420
39,070	Microsoft Corp.	6,161,339
		22,559,285
Materials — 3.8%
16,948	Dow, Inc.	927,564
8,952	DuPont de Nemours, Inc.	574,718
9,935	Linde PLC	2,115,162
		3,617,444
Total Common Stocks (Cost $44,387,210)		85,244,651

Real Estate Investment Trusts — 7.2%
10,442	American Tower Corp.	2,399,780
31,376	W.P. Carey, Inc.	2,511,335
61,754	Weyerhaeuser Co.	1,864,971
Total Real Estate Investment Trusts (Cost $4,424,890)		6,776,086

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
2,435,398	First American Government
	Obligations Fund — Class Z, 1.47%#	2,435,398
Total Short-Term Investments (Cost $2,435,398)		2,435,398
Total Investments — 99.9% (Cost $51,247,498)		94,456,135
Other Assets in Excess of Liabilities — 0.1%		94,582
NET ASSETS — 100.0%		$94,550,717

ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	23.9%
Health Care	15.4%
Financials	15.3%
Consumer Discretionary	13.0%
Consumer Staples	7.3%
Real Estate Investment Trusts	7.2%
Energy	5.3%
Industrials	4.1%
Materials	3.8%
Money Market Funds	2.6%
Communication Services	2.0%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Sustainable Growth Fund – Institutional Shares (the “Fund”) increased 7.62% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 12.27%.

The Fund’s underperformance during the period was almost entirely due to disappointing stock selection within health care, information technology and materials. Within health care and technology, we delivered positive performance but could not keep pace with that of the Index.  In materials, our stocks declined during the period but this was due, in our opinion, to profit taking after strong performance earlier in the year.  Overall, we underperformed in six of the ten economic sectors.  The only bright spots were in communication services and real estate where our holdings outperformed but these positive factors were more than offset by relative weak performance in health care and technology.

As of the date of this writing, the market has responded favorably to a number of recent developments, including the decisive outcome in the British election, the announcement of a phase one trade deal between the U.S. and China, and the solid performance of the domestic economy. Central banks have kept monetary policy accommodative amid tepid inflation. While the macroeconomic environment remains fluid and is always uncertain, our focus remains unchanged. We seek to identify fundamentally superior companies that are using sustainability strategies to drive strong financial performance. We are in the eleventh year of a bull market and are careful to avoid chasing momentum-led stories.

Taking a closer look at the last six months, a number of our technology holdings performed well including Microsoft, Tyler Technologies and Monolithic Power. Microsoft consistently exceeded consensus estimates on both the top and bottom lines. The company’s public cloud business (Azure) performance was strong and, we believe, should be a key revenue driver for many years to come. Solid cost discipline led to impressive margin improvement. Tyler Technologies continues to perform well within the local government vertical.  After a period of accelerated research and development investment, we believe spending should level out and margins should inflect positively going forward.  Monolithic Power Systems continues to gain share in compute/storage, automotive and industrial-end markets given its advantage in energy efficiency and integration which results in a lower cost of ownership.

In terms of our largest detractors, Etsy, Mettler-Toledo and Illumina were our worst performers during the period.  Etsy has made a number of changes to its platform in an attempt to generate more buyers to the site, including free shipping, advertising simplification and search optimization. Some of the changes have caused confusion for shippers and impacted growth in the short term. Short-term performance has suffered as a result of the changes. Over the long term, however, we believe these changes should enhance the platform and attract more buyers.  Mettler-Toledo International posted better-than-expected EPS results and raised the lower end of its guidance range.  Despite strong execution, the stock did not perform well during the period likely due to profit taking.  Illumina posted disappointing quarterly results and lowered guidance for the year.  Multiple population sequencing projects have been delayed and the company’s consumer genomics business has slowed much faster than expected.  While the opportunity driven by population sequencing projects remains robust, timing remains difficult to predict.

We added three new names to the portfolio during the last six months including Bio-Rad Laboratories, Etsy, and Nike.

Bio-Rad is a globally diversified manufacturer of life science and clinical diagnostic instruments, consumables, software and services. The company has leadership positions in DNA and cell analysis, bio-chromatography, blood typing, quality control and consumables for infectious disease testing. We believe the company’s sustainable business advantage (“SBA”) advances the discovery process and improves health care. The company’s technology is used for early diagnosis of disease, notably in oncology, that can save lives and reduce health care costs. The company also provides products used in food and water safety testing, as well as quality control to improve laboratory performance in immunology, hematology and chemistry. We swapped out of Mettler-Toledo to make room for Bio-Rad, given Bio-Rad’s more attractive margin opportunity and lower valuation.

Nike is one of the world’s largest supplier of athletic shoes and apparel.  We have owned the stock previously and believe this is a great time to own it again. For the first time in recent memory, the company should be able to grow revenue and margins simultaneously. Margin improvement should come from the increased shift to direct-to-consumer sales, cost reductions and pricing power. Revenue growth should come from product mix shift and share gains. While a new CEO will have to prove himself, and with room to improve on some ESG characteristics, we believe the company has evolved from approaching sustainability as a reputation management issue to embracing sustainability more broadly as a source of innovation and growth.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2019

We swapped out of Aptiv Technologies, another consumer discretionary name, to make room for Nike, given Nike’s superior business model and stronger cash generation. Due to timing, we were not able to complete all of the Aptiv sale before year end.

We established a new position in Etsy which is an e-commerce marketplace that specializes in connecting buyers with personalized, unique, handmade, and vintage items.  The company has a strong business model with high gross margins, strong cash flow generation and low capital intensity. We believe the platform has a wide competitive moat given its differentiated two-sided marketplace. Etsy has taken a leadership position in environmental performance and gender diversity.  It is the first global e-commerce company to offset 100% of the carbon emissions generated from shipments on its platform and is on track to reach its goal of powering global operations with 100% renewable electricity by 2020.  Females represent a majority of the board of directors, executive team and leadership positions throughout the company.

As for deletions during the period, we eliminated J.B. Hunt and Mettler-Toledo.  We sold J.B. Hunt and swapped the position into Etsy with confidence that this is an upgrade to the portfolio.  We believe Etsy has a better business model and should grow at a faster rate than J.B Hunt.  As previously mentioned, we sold Mettler-Toledo to make room for Bio-Rad for similar reasons.

We maintain a disciplined process of discerning high-quality names poised for steady success–even in uncertain operating environments.  Sustainable growth requires management teams to be resilient against many challenges, including constraints on the natural environment and resources. Our deep sustainability research helps us identify the companies that have been making the right long-term investments, for many years now, toward their own long-term sustainability and growth.

We enter 2020 with considerable macroeconomic and political uncertainty, and we will maintain focus on our disciplined, repeatable formula for stock selection which we believe will enable us to provide attractive long-term returns.

Sincerely,

David Powell and Karina Funk
Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 93.5%

Communication Services — 3.9%
56,602	Alphabet, Inc. — Class A*	75,812,153

Consumer Discretionary — 14.6%
41,707	Amazon.com, Inc.*	77,067,863
189,694	Aptiv PLC	18,015,239
590,847	Etsy, Inc.*	26,174,522
186,688	Home Depot, Inc.	40,768,925
306,843	Marriott International, Inc.	46,465,236
210,728	NIKE, Inc.	21,348,854
839,598	TJX Companies, Inc.	51,265,854
		281,106,493
Consumer Staples — 1.9%
636,526	Unilever NV ADR	36,574,784
Health Care — 25.1%
118,169	Bio-Rad Laboratories, Inc.*	43,726,075
574,958	Danaher Corp.	88,244,554
214,492	Edwards Lifesciences Corp.*	50,038,839
165,834	IDEXX Laboratories, Inc.*	43,304,232
160,869	Illumina, Inc.*	53,366,682
234,353	Thermo Fisher Scientific, Inc.	76,134,259
276,059	UnitedHealth Group, Inc.	81,155,825
316,277	West Pharmaceutical Services, Inc.	47,545,921
		483,516,387
Industrials — 8.7%
648,938	Fortive Corp.	49,572,374
310,815	Nordson Corp.	50,613,114
459,768	Verisk Analytics, Inc.	68,661,753
		168,847,241
Information Technology — 34.4%
177,751	Adobe, Inc.*	58,624,057
357,487	Analog Devices, Inc.	42,483,755
354,011	Aspen Technology, Inc.*	42,810,550
330,676	Autodesk, Inc.*	60,665,819
284,004	Intuit, Inc.	74,389,168
1,634,014	Marvell Technology Group, Ltd.	43,399,412
628,581	Microsoft Corp.	99,127,224
280,032	Monolithic Power Systems, Inc.	49,851,297
315,780	salesforce.com, Inc.*	51,358,459
185,695	Tyler Technologies, Inc.*	55,712,214
457,286	Visa, Inc.	85,924,039
		664,345,994
Materials — 4.9%
597,798	Ball Corp.	38,659,597
293,437	Ecolab, Inc.	56,630,406
		95,290,003
Total Common Stocks (Cost $1,342,591,921)		1,805,493,055

Real Estate Investment Trusts — 4.6%
384,795	American Tower Corp.	88,433,587
Total Real Estate Investment Trusts (Cost $58,394,877)		88,433,587

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
36,749,054	First American Government
	Obligations Fund — Class Z, 1.47%#	36,749,054
Total Short-Term Investments (Cost $36,749,054)		36,749,054
Total Investments — 100.0% (Cost $1,437,735,852)		1,930,675,696
Liabilities in Excess of Other Assets — (0.0)%		(247,465)
NET ASSETS — 100.0%		$1,930,428,231

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	34.4%
Health Care	25.1%
Consumer Discretionary	14.6%
Industrials	8.7%
Materials	4.9%
Real Estate Investment Trusts	4.6%
Communication Services	3.9%
Money Market Funds	1.9%
Consumer Staples	1.9%
Other Assets and Liabilities	(0.0)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Mid-Cap Growth Fund – Investor Shares (the “Fund”) increased 5.15% in value. During the same period, the Russell Midcap Growth Index (the “Index”), the Fund’s benchmark, increased 7.45%.

The Fund seeks to produce attractive risk-adjusted returns over a full market cycle by owning companies that could grow their enterprise value significantly (or “compound”) over time. We strive to mitigate risk through deep due diligence, a valuation sensitivity, and by employing a structured sell discipline. We define a firm’s potential to “compound” with a set of traits we call the “3Gs”—durable Growth, sound Governance, and scalable Go-to-Market strategies. This philosophy typically leads us to own higher-quality, less-cyclical businesses.

In the second half of 2019, the U.S. trade dispute with China seemed to thaw. Subsequently, anecdotes of stabilization in the few industries that had been weak, such as electronics, semiconductors, and autos, surfaced. This nudged investors towards more economically-sensitive businesses in the technology and industrials sectors. The Fund is currently underweight the information technology sector, specifically due to an underweight to the top-performing “electronics” sub-sector, which includes semiconductor companies as well as their associated capital equipment vendors. In addition, while the Fund is overweight industrials, we believe our holdings exhibit less cyclicality than those in our benchmark. Thus, our approach likely faced a headwind during this short six-month period. That being said, stock selection best describes our relative performance over the long run and it best explains the Fund’s results in the second half of 2019.

The Fund’s performance lagged during the period mostly due to returns in the information technology sector. That shortfall related more to our underweight to the semiconductor capital equipment industry, rather than to any issues with individual holdings. Etsy’s 28% drawdown in the second half best explains the Fund’s lag in the consumer discretionary sector during the period. Etsy’s share price suffered after the company’s free shipping initiative and a new advertising platform temporarily impacted growth and margins. We believe the issues should prove transitory and we added to the position on weakness. The Fund’s performance trailed its benchmark in the materials sector due to Ball Corp’s 7% decline during the period. After strong year-to-date gains, Ball’s stock price pulled back when investor expectations for near-term growth were tamed by the company’s ability to increase capacity. Ball remains a top-five position.

Ironically, our largest second-half detractor is categorized in the sector where the Fund posted its best relative performance during the period—health care. Covetrus, an animal health technology and services company, was forced to lower its cash-flow guidance for 2019 multiple times due to a slowing end market and a rapidly shifting competitive environment. This increased the company’s leverage profile beyond our comfort zone; we sold the position at a loss. Fortunately, other health care holdings, such as Dexcom and Edwards Lifesciences, continued to post solid results. Their gains more than offset losses from Covetrus during the period.

Despite the ebullient market, we found several opportunities to build positions in “3G” companies at reasonable prices throughout the year, including four new additions to the Fund in the second half of the year. We bought shares of pesticide-maker FMC in the third quarter. We believe its business is undergoing a transformation that is not yet fully appreciated by the market. Specifically, we think assets acquired from DuPont are growing in excess of both legacy FMC’s portfolio and the market thanks to secular trends in insecticides (a move away from chemicals that harm pollinators) and merger synergies. We also think those products carry higher gross margins and can lift the corporate total when short-term macroeconomic issues wane. We started a position in Bruker Corp, a diversified science tools company with leading market share in 70% of its products. The company is in the midst of multiple product cycles that should help lift organic growth into the mid-single-digits more consistently. We rebuilt a position in HealthEquity, a leader in the HSA industry, in the fourth quarter. We sold the stock in 2018 due to valuation. It subsequently pulled back to a more palatable level and purchased its competitor WageWorks. Finally, we participated in the Datadog IPO and currently hold a small position. The company monitors cloud-scale application performance and is growing rapidly.

We exited eight positions during the period. Pfizer closed its purchase of Array BioPharma in the third quarter. We sold our small position in Tradeweb due to valuation. We exited our positions in J.B. Hunt and Henry Schein to fund other opportunities. We eliminated our positions in Six Flags, Calavo Growers, FarFetch, and Covetrus due to thesis violations.

We continue to see signs of a stable domestic economy with equity valuations stretched in certain areas (such as technology) due to the market’s run in 2019, but not to extremes. Regardless, we do not believe that the portfolio expresses a major bet for or

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2019

against the domestic economic cycle. Moreover, we are comfortable with the positioning of the Fund relative to the Russell Midcap Growth Index due to our philosophy, approach, and valuation sensitivity.

As always, we remain committed to seeking attractive risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies, each of which we believe could one day grow much larger. We thank you for your support and interest and look forward to updating you in more detail in our next letter.

Sincerely,

George Sakellaris
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 93.0%

Communication Services — 6.8%
15,300	Electronic Arts, Inc.*	1,644,903
6,893	Liberty Broadband Corp.*	858,592
11,591	Match Group, Inc.*	951,737
35,762	Pinterest, Inc.*	666,604
		4,121,836
Consumer Discretionary — 14.6%
13,445	Aptiv PLC	1,276,872
6,615	Bright Horizons Family Solutions, Inc.*	994,168
3,276	CarMax, Inc.*	287,207
11,374	Dollar Tree, Inc.*	1,069,725
17,185	Etsy, Inc.*	761,296
9,365	Marriott International, Inc.	1,418,142
41,356	National Vision Holdings, Inc.*	1,341,174
9,674	Ross Stores, Inc.	1,126,247
15,176	Trip.com Group, Ltd. ADR*	509,003
		8,783,834
Consumer Staples — 1.2%
6,985	Brown-Forman Corp.	472,186
3,338	Church & Dwight Co., Inc.	234,795
		706,981
Financials — 2.2%
24,263	KKR & Co., Inc.	707,752
11,931	Webster Financial Corp.	636,638
		1,344,390
Health Care — 15.8%
6,955	Biohaven Pharmaceutical Holding Co., Ltd.*	378,630
2,596	Blueprint Medicines Corp.*	207,966
6,367	Bruker Corp.	324,526
21,111	Catalent, Inc.*	1,188,549
5,595	Charles River Laboratories International, Inc.*	854,692
3,338	Cooper Companies, Inc.	1,072,466
4,018	DexCom, Inc.*	878,897
4,884	Edwards Lifesciences Corp.*	1,139,388
2,967	Global Blood Therapeutics, Inc.*	235,847
6,213	HealthEquity, Inc.*	460,197
14,929	Integra LifeSciences Holdings Corp.*	870,062
3,400	Neurocrine Biosciences, Inc.*	365,466
4,111	Teleflex, Inc.	1,547,546
		9,524,232
Industrials — 20.6%
6,553	Allegion PLC	816,111
16,536	BWX Technologies, Inc.	1,026,555
3,771	Cintas Corp.	1,014,701
5,193	HEICO Corp.	592,781
6,645	Hexcel Corp.	487,145
28,436	IAA, Inc.*	1,338,198
4,049	IDEX Corp.	696,428
43,983	KAR Auction Services, Inc.	958,390
15,362	SiteOne Landscape Supply, Inc.*	1,392,565
12,333	TransUnion	1,055,828
20,894	Waste Connections, Inc.	1,896,966
9,551	Woodward, Inc.	1,131,220
		12,406,888
Information Technology — 25.9%
6,553	Amphenol Corp.	709,231
4,296	Aspen Technology, Inc.*	519,515
7,140	Autodesk, Inc.*	1,309,904
4,698	Black Knight, Inc.*	302,927
11,745	Booz Allen Hamilton Holding Corp.	835,422
6,058	Broadridge Financial Solutions, Inc.	748,405
3,329	Datadog, Inc.*	125,770
1,669	Fair Isaac Corp.*	625,341
38,853	Genpact, Ltd.	1,638,431
22,131	GoDaddy, Inc.*	1,503,137
7,016	Guidewire Software, Inc.*	770,146
4,204	Intuit, Inc.	1,101,154
3,740	Jack Henry & Associates, Inc.	544,806
2,689	Littelfuse, Inc.	514,406
43,798	Marvell Technology Group, Ltd.	1,163,275
29,673	Mimecast, Ltd.*	1,287,215
7,913	NXP Semiconductors NV	1,007,008
1,453	ServiceNow, Inc.*	410,211
2,380	WEX, Inc.*	498,515
		15,614,819
Materials — 5.9%
28,436	Ball Corp.	1,838,956
4,853	Ecolab, Inc.	936,581
8,160	FMC Corp.	814,531
		3,590,068
Total Common Stocks (Cost $45,815,376)		56,093,048

Real Estate Investment Trusts — 2.2%
5,687	SBA Communications Corp.	1,370,510
Total Real Estate Investment Trusts (Cost $1,048,258)		1,370,510

Short-Term Investments — 4.4%

Money Market Funds — 4.4%
2,638,632	First American Government
	Obligations Fund — Class Z, 1.47%#	2,638,632
Total Short-Term Investments (Cost $2,638,632)		2,638,632
Total Investments — 99.6% (Cost $49,502,266)		60,102,190
Other Assets in Excess of Liabilities — 0.4%		219,673
NET ASSETS — 100.0%		$60,321,863

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	25.9%
Industrials	20.6%
Health Care	15.8%
Consumer Discretionary	14.6%
Communication Services	6.8%
Materials	5.9%
Money Market Funds	4.4%
Real Estate Investment Trusts	2.2%
Financials	2.2%
Consumer Staples	1.2%
Other Assets and Liabilities	0.4%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Small-Cap Growth Fund – Institutional Shares (the “Fund”) increased 1.95% in value. During the same period, the Russell 2000® Growth Index (the “Index”), the Fund’s benchmark, increased 6.75%.

The fact that the Fund lagged the benchmark was not surprising due to the fact that market leadership shifted to very small-cap cyclicals and biotechnology issues as time wore on. These are areas where the portfolio has carried a philosophical underweight under present portfolio management since inception. Furthermore, the issue was likely exacerbated by the Fund’s historical bout of outperformance in the first six months of calendar 2019 – a pullback in relative results was probable as a number of our holdings were due to consolidate their gains at some point. In sum, while this six-month period was disappointing, full year calendar 2019 was a successful year of balanced, bottom-up stock selection by our analytical team.

Let’s review the results of the period in slightly more detail. While we opened the first two months of the period with strong relative gains as the market declined, we gave back all of the relative progress and then some in the first part of September as a pro-cyclical rally in lower-quality, micro-cap, value-oriented stocks drove the smaller-cap indices higher. Our lack of exposure to these names left our portfolio treading water comparatively. In fact, it was an utter reversal of fortune as the best-performing stocks of the first half of the calendar year became the worst performers and the worst-performing stocks became the best performers for several trading sessions. While the popular press described the period as a momentum meltdown, we felt there was also a healthy dose of “defensive downdraft” as well. We were likely harmed more by the latter than the former.

The second half of the six month period was an extremely narrow market. In fact, within the Index, it was the narrowest quarter in small-cap growth history, as only two industry groups outperformed—biopharma and health care equipment/services. Interestingly, it was the most speculative of these names that outperformed, rising in the neighborhood of 30% – 50% during the quarter. The catalysts for this performance were likely the merger and acquisition activity that took place within the health care sector and the sizable growth in the Federal Reserve’s balance sheet, which has certainly provided a boost historically. To put an even finer point on the fourth quarter of 2019, here are a few fun facts:

•	Every sector in the Index posted negative relative returns, except health care
•	Lowest return on equity quintile outperformed meaningfully (+11% - 12% above the benchmark return)
•	Non-earners outperformed strongly (+10% above the benchmark return)

This change in market leadership led most small-cap core and growth managers to underperform during the period after doing reasonably well during the first half of 2019. It also cemented growth handily, beating value for the third straight year. And, finally, it has created a small-cap market where lower quality issues have become, according to Jefferies SMID strategist Steven DeSanctis, “…-off the charts expensive.”

It is certainly true that the leadership during the period was the critical factor in our relative results. There are stock specific stories to tell. In a period where we needed to be near perfect with our stock selection, we missed the mark. As previously mentioned, we had a few large positions that experienced large moves early in 2019 cool off in the latter half of the year. Unfortunately, we also had two holdings experience operational setbacks. 2U Inc., a small, multiyear consumer services holding, saw the final stages of what had been a successful investment end in disappointment as the company was forced to take down its revenue growth targets amid online enrollment pressures from some of its traditional university customers. Management missteps and the erosion in certain of our targeted key metrics forced us to exit the position. Covetrus, a recent spin-off combination of Henry Schein’s animal health business and an innovative software platform called Vets First Choice, was also a meaningful negative contributor during the period. Despite a compelling long-term rationale for combining the companies, recent “end market softness” led to a downward revision of the cash flow generation of its legacy Henry Schein business, causing net debt-to-EBITDA ratios to rise to unhealthy levels. Investors have thus been forced to underweight a fundamentally different risk profile than a couple quarters ago.

As we assess the changed investment landscape from start to finish last year, we certainly acknowledge that, while the rationale for some of our positioning seemed quite sound, the results were different than anticipated. Our underweight to “cyclicals”–both classic industrials and semiconductors–ended up detracting from portfolio results. We believe we did an effective job of identifying investment candidates that fit our philosophy but held off on pulling the trigger on several ideas because we simply felt that estimates were way too high, making the probability of meaningful price appreciation low. Well, regardless of what the likelihood was, the

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2019

stocks moved appreciably higher despite our fundamental assumptions being largely correct. Given the divergent moves in earnings compared to prices, investors were more willing to look through the valley to a potential sizable recovery in the first half of 2020 due to a cooling of global trade tensions, the finalization of channel inventory de-stocking and the lagged impact of lower rates.

Looking prospectively, given the price movements in industrial cyclicals, semiconductors, biotechnology and, frankly, software, we are largely content with our present positioning. We obviously appreciate the secular growth opportunities tucked within the categories mentioned, but now feels like a moment to be selective. This is reinforced by the fact that the majority of our peers are massively overweight technology–many funds substitute technology beta for a lack of biotechnology–and we feel as though this could present a problem if the area’s relative strength ever breaks down. More broadly, we are placing a heavy emphasis on quality; we are focusing on business, balance sheet and earnings because of the aforementioned issues surrounding the lower-quality portion of the benchmark.

Since stock selection has driven the portfolio performance over the long-term and, given the relatively concentrated nature of the portfolio, it is always instructive and illustrative to examine the top and bottom contributors during the last twelve months as a window into the nature of the broader, diversified portfolio.

Our top contributor during the six month period was SiteOne Landscape Supply (SITE). The company reported strong third quarter results on better-than-expected organic sales growth, continued accretive mergers and acquisitions, and improving profitability. The next contributor to performance was Hain Celestial Group (HAIN), a relatively new position in the Fund. The company remains on track with its turnaround efforts as the company works to simplify the business by eliminating unprofitable SKUs and focusing on higher margin and faster growing segments of the business. TopBuild (BLD) shares rose following solid earnings results, coupled with a decline in mortgage rates, which buoyed sentiment for housing-related stocks. GCI Liberty (GCI) benefited from solid quarterly results from GCI and Charter. We believe the company should benefit over the long term from meaningful free cash flow generation. Ares (ARES) rose as the company continues to see strong fund raising momentum as well as the potential for additional margin expansion.

On the other side of the ledger, the largest detractors were collectively much smaller portfolio weights and were not tied together by any one theme or industry dynamic. Covetrus (CVET) mentioned earlier in this letter was the largest detractor for the period. Workiva (WK) reported solid financial results during the period, but ill-timed secondary and convertible offerings pressured the stock. Etsy (ETSY) shares fell post third-quarter 2019 earnings as the company’s efforts to institute free shipping and a new ad platform temporarily negatively impacted gross merchandise sales growth and margins. We believe these are the right long-term strategic moves and believe the present issues will likely prove transient. Nesco (NSCO) declined more meaningfully than anticipated following a tempering of 2019 growth expectations. The company’s relatively small market capitalization and low liquidity are likely having an impact in the short term. And finally, 2U Inc., a business we have owned for many years, was a drag on performance. In the middle of 2018, we cut our position size materially due to excessive valuation. Last quarter, the company disclosed a slowdown in the growth of its graduate programs due to the stagnation/decline of enrollments in several large programs for a variety of reasons. This quarter, we found out that the issues in the graduate business are more widespread than previously thought, and the short course business is now performing below expectations. We eliminated our position.

In conclusion, we remain confident that our historical pattern of results, keeping up in robust times through stock selection and mitigating downside risk through portfolio construction, will remain intact over the long-term due to the excellent effort put in by our analytical team. As we move into 2020, we carry with us the investment lessons of the past and hope to leverage them to execute at an even higher level in the future.

The complexity of the investment landscape today is as high as it ever has been, and we strive to meet the challenges ahead by continuing to drive strong team productivity and creativity in finding compelling opportunities for the next three to five years. We are committed to achieving attractive risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies that we believe could one day grow much larger.

We look forward to updating you as time progresses and thank you for your interest and support.

Sincerely,

Christopher A. Berrier
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 91.4%

Communication Services — 4.9%
559,240	GCI Liberty, Inc.*	39,622,154
5,352,862	Zynga Inc.*	32,759,515
		72,381,669
Consumer Discretionary — 18.1%
338,190	Bright Horizons Family Solutions, Inc.*	50,826,575
509,311	Carrols Restaurant Group, Inc.*	3,590,643
615,732	Chegg, Inc.*	23,342,400
340,167	Choice Hotels International, Inc.	35,183,473
697,579	Clarus Corp.	9,459,171
524,989	Despegar.com Corp.*	7,076,852
473,919	Etsy, Inc.*	20,994,612
242,878	Habit Restaurants, Inc.*	2,533,217
636,230	Hudson, Ltd.*	9,759,768
575,484	Lindblad Expeditions Holdings, Inc.*	9,409,163
985,280	MakeMyTrip, Ltd.*	22,562,912
968,809	National Vision Holdings, Inc.*	31,418,476
438,789	Stitch Fix, Inc.*	11,259,326
276,009	TopBuild Corp.*	28,451,008
		265,867,596
Consumer Staples — 3.5%
122,462	Casey’s General Stores, Inc.	19,470,233
1,251,208	Hain Celestial Group, Inc.*	32,475,104
		51,945,337
Energy — 0.8%
370,032	Cactus, Inc.	12,699,498

Financials — 5.1%
580,636	Ares Management Corp.	20,722,899
166,462	Hamilton Lane, Inc.	9,921,135
319,677	Prosperity Bancshares, Inc.	22,981,580
389,681	Webster Financial Corp.	20,793,378
		74,418,992
Health Care — 16.7%
142,097	Acceleron Pharma, Inc.*	7,533,983
215,393	Biohaven Pharmaceutical Holding Co., Ltd.*	11,725,995
127,965	Blueprint Medicines Corp.*	10,251,276
498,216	Catalent, Inc.*	28,049,561
287,017	Charles River Laboratories International, Inc.*	43,844,717
253,239	Coherus BioSciences, Inc.*	4,559,568
107,598	Establishment Labs Holdings, Inc.*	2,976,161
173,124	Global Blood Therapeutics, Inc.*	13,761,627
204,345	HealthEquity, Inc.*	15,135,834
83,031	Henry Schein, Inc.*	5,539,828
533,222	Integra LifeSciences Holdings Corp.*	31,076,178
237,320	Iovance Biotherapeutics, Inc.*	6,569,018
203,042	Kura Oncology, Inc.*	2,791,827
812,131	NeoGenomics, Inc.*	23,754,832
173,891	Neurocrine Biosciences, Inc.*	18,691,544
70,290	OrthoPediatrics Corp.*	3,302,927
332,250	Phreesia, Inc.*	8,851,140
152,178	Tabula Rasa HealthCare, Inc.*	7,408,025
		245,824,041
Industrials — 19.0%
451,229	BWX Technologies, Inc.	28,012,296
105,947	ESCO Technologies, Inc.	9,800,097
114,510	HEICO Corp.	13,071,317
297,270	Hexcel Corp.	21,792,864
705,071	IAA, Inc.*	33,180,641
85,319	IDEX Corp.	14,674,868
165,880	John Bean Technologies Corp.	18,688,041
200,638	Knight-Swift Transportation Holdings, Inc.	7,190,866
96,589	Mercury Systems, Inc.*	6,675,266
112,603	MSA Safety, Inc.	14,228,515
1,096,573	Nesco Holdings, Inc.*	4,506,915
362,956	SiteOne Landscape Supply, Inc.*	32,901,961
564,858	Waste Connections, Inc.	51,283,458
189,510	Woodward, Inc.	22,445,564
		278,452,669
Information Technology — 23.3%
57,520	AppFolio, Inc.*	6,324,324
148,758	Aspen Technology, Inc.*	17,989,305
75,318	Blackbaud, Inc.	5,995,313
394,474	BlackLine, Inc.*	20,339,079
61,304	Broadridge Financial Solutions, Inc.	7,573,496
602,018	Dynatrace, Inc.*	15,231,055
1,240,438	EVO Payments, Inc.*	32,759,968
33,754	Fair Isaac Corp.*	12,646,949
1,217,788	Genpact, Ltd.	51,354,120
184,899	Guidewire Software, Inc.*	20,296,363
90,721	Littelfuse, Inc.	17,354,927
290,691	Marvell Technology Group, Ltd.	7,720,753
74,892	MAXIMUS, Inc.	5,571,216
752,823	Mimecast, Ltd.*	32,657,462
262,855	PROS Holdings, Inc.*	15,750,272
106,125	WEX, Inc.*	22,228,943
709,525	Workiva, Inc.*	29,835,526
1,431,076	Zuora, Inc.*	20,507,319
		342,136,390
Total Common Stocks (Cost $992,688,933)		1,343,726,192

Private Placements — 0.2%
19,200	Greenspring Global Partners IV-B, L.P.*^†	2,148,432
91,769	Greenspring Global Partners V-B, L.P.*~†	131,692
Total Private Placements (Cost $–)		2,280,124

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 8.2%

Money Market Funds — 8.2%
120,794,573	First American Government
	Obligations Fund — Class Z, 1.47%#	120,794,573
Total Short-Term Investments (Cost $120,794,573)		120,794,573
Total Investments — 99.8% (Cost $1,113,483,506)		1,466,800,889
Other Assets in Excess of Liabilities — 0.2%		2,334,578
NET ASSETS — 100.0%		$1,469,135,467

*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	23.3%
Industrials	19.0%
Consumer Discretionary	18.1%
Health Care	16.7%
Money Market Funds	8.2%
Financials	5.1%
Communication Services	4.9%
Consumer Staples	3.5%
Energy	0.8%
Private Placements	0.2%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares (the “Fund”) increased 8.31% in value. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, increased 7.87%.

The equity markets were strong during the fourth quarter, capping off an impressive 2019. An about-face by the Federal Reserve, coupled with optimism surrounding economic conditions, offset broader concerns about the trade war, geopolitical events and more troubling flat to declining earnings. This was a year that no one expected. Growth returns continued to outpace value, and despite a late in the year rally, large outperformed small. Despite challenging earnings results for 2019, the rally was marked by broad-based multiple expansion. Valuations in the small-value space have expanded but continue to trade at noteworthy discounts to small growth as well as large-cap companies.

The Fund posted a solid six months both on an absolute and relative basis to the Index.  Our positive relative returns for the period were driven primarily during the turbulent third quarter (the only negative quarter during year for our Index) and offset partially during the fourth quarter.

For the six-months ending on December 31, 2019, the Fund outpaced its benchmark from strong performance in consumer staples (+21%), information technology (+20%), communication services (+16%) and real estate (+15%). Detractors during the period included utilities (-1.8%), energy (-1.7%) and materials (-1.2%).

During the six-month period, our top five contributors were all up 24% or more. Assurant, our top contributor for the period, benefited from a sizable acquisition it closed last year. Essential Properties continued to deploy its equity capital in attractive investments, while Murphy USA was boosted by solid operating margins and a consistent and meaningful buyback. Cabot Microelectronics, another contributor saw its share price rise as the company continues to execute on the integration of its acquisition of KMG from the fall of 2018. KMG has outperformed expectations since the acquisition, and Cabot has rapidly paid down debt post the deal. Finally, while the company’s core semiconductor materials business has not been growing, there is increasing optimism that trends are bottoming and performance should improve into 2020. McGrath RentCorp rose on the continued strong momentum in education, test and measurement end markets.

MRC Global was the largest detractor during the period, as supply concerns and weakness in underlying commodity prices resulted in many of its core oil and gas customers cutting spending for the back half of 2019. Due to this weaker outlook, MRC was forced to lower its third quarter 2019 guidance in early September, just five weeks after its second quarter 2019 call. Extended Stay’s share price fell as the company’s third-quarter results were modestly below expectations, and the announced conclusion of their strategic review—without a sale or separation of the company—weighed on the stock. Core-Mark reported a solid third quarter, beating consensus numbers; however, management maintained guidance, surprising investors and sending its share price down. Albany was a detractor during the period as investor concerns over further grounding of the Boeing 737 MAX outweighed strong operational results in the third quarter and an increase in 2019 EBITDA guidance. While the timing of the 737 MAX is very hard to predict, near-term expectations have been lowered meaningfully over the last few months, and Albany International’s falling capex needs should drive strong free cash flow (FCF) growth in 2020. Designer Brands was impacted by tariff and trade tensions.

The only announced acquisition for the year was Continental Building Products, which is being sold in a cash transaction to Saint-Gobain, a European building products conglomerate. Also within our materials investments, Eagle Materials has announced that it is spinning off its wallboard division and separating it from its cement aggregates businesses. We expect both of these actions to occur during the middle of 2020.

The Fund added 16 new companies during the course of the year. Sizable additions included: Cardtronics, UMB Financial, Cabot Microelectronics and Kontoor Brands.

Cardtronics (CATM) operates a network of 295,000 ATMs worldwide, with 75,000 owned by the company and 220,000 managed for financial institutions and retailers. Driven by $1 billion+ deployed for acquisitions and expanding worldwide, the company grew its topline at a double-digit CAGR in the past decade amidst the secular headwind of cash-to-card conversion at the point of sale. We like the value proposition CATM brings to its partners. By joining CATM’s Allpoint network, banks can optimize branches while giving customers more convenience to withdraw cash, and retail partners can drive more traffic to their stores and see an increase in average customer spend.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2019

UMB Financial Corporation presents the opportunity to buy into a conservatively run bank for 1.4x tangible book value, a discount to peers. This is a company that performed well on credit during the crisis and has been known as a disciplined underwriter. Recent losses in the factoring portfolio have caused the stock to underperform the larger Index, despite what we viewed as an appropriate and quick resolution to the underwriting issues. Additionally, the bank has one of the most attractive fee income streams in the industry, with the highest ratio of fee income to revenue at approximately 40%, led by a corporate trust and securities processing business that also complements the bank’s strong deposit franchise by onboarding high-quality, low-cost deposits.

PC Connection (CNXN) is a national provider of IT solutions, helping customers design, enable, manage, and service their IT environments. The company provides computer systems, data center solutions, networking communications, software, and security that they purchase from leading manufacturers, distributors and other suppliers. Like many other distributors, CNXN’s business model is light from a traditional capex perspective and the company has generated positive free cash flow in every year of its public existence.

Kontoor Brands is the former jeans business of VF Corporation that was spun out in May 2019. The business comprises two denim brands, Wrangler and Lee. Under VFC, the jeans business had historically been a strong free cash flow-generating business; however, the brands were underinvested, as VFC’s management used the free cash flow to invest in the company’s faster-growing brands. As an independent company, we see an opportunity for a focused management team to invest back into the brands, and return Wrangler and Lee to sustainable topline growth. Additionally, management has laid out multiple pathways to expand margins as the company laps temporary industry headwinds, grows in margin accretive channels and implements operational improvements.

During the six-month period, there were ten deletions from the Fund’s portfolio. A few were sold due to capital allocation and cash flow concerns, others to fund new positions with more conviction.

Multiple expansion and valuations combined with increasing levels of corporate debt make for a risky investment climate.  As we enter 2020, we are mindful of the duration of the current economic recovery, as we continue to make investments using our cash flow based philosophy and methodical and deliberate process investment.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 87.4%

Communication Services — 5.4%
348,109	GCI Liberty, Inc.*	24,663,523
247,413	Nexstar Media Group, Inc.	29,009,174
		53,672,697
Consumer Discretionary — 15.3%
426,312	Century Casinos, Inc.*	3,376,391
576,662	Core-Mark Holding Co., Inc.	15,679,440
130,454	Culp, Inc.	1,776,783
642,236	Denny’s Corp.*	12,767,652
815,252	Designer Brands, Inc.	12,832,066
310,737	Dick’s Sporting Goods, Inc.	15,378,374
1,800,752	Extended Stay America, Inc.	26,759,175
881,344	Hudson, Ltd.*	13,519,817
420,429	Kontoor Brands, Inc.	17,653,814
138,323	Murphy USA, Inc.*	16,183,791
907,989	Regis Corp.*	16,225,763
		152,153,066
Consumer Staples — 1.4%
216,270	Spectrum Brands Holdings, Inc.	13,903,998

Energy — 1.5%
178,553	Natural Gas Services Group, Inc.*	2,189,060
119,381	REX American Resources Corp.*	9,784,467
187,085	Solaris Oilfield Infrastructure, Inc.	2,619,190
		14,592,717
Financials — 26.3%
110,038	Alerus Financial Corp.	2,514,368
416,277	Ameris Bancorp	17,708,423
160,702	Assurant, Inc.	21,064,818
317,658	Central Pacific Financial Corp.	9,396,324
234,956	Howard Bancorp, Inc.*	3,966,057
142,783	National Bank Holdings Corp.	5,028,817
790,112	National General Holdings Corp.	17,461,475
619,398	OceanFirst Financial Corp.	15,819,425
584,449	Pacific Premier Bancorp, Inc.	19,055,960
252,604	Peapack Gladstone Financial Corp.	7,805,464
128,032	Primerica, Inc.	16,715,858
372,331	Renasant Corp.	13,187,964
670,957	TriState Capital Holdings, Inc.*	17,525,397
361,604	Triumph Bancorp, Inc.*	13,748,184
241,531	UMB Financial Corp.	16,578,688
297,131	Veritex Holdings, Inc.	8,655,426
207,965	Virtus Investment Partners, Inc.	25,313,500
585,569	Waddell & Reed Financial, Inc.	9,790,714
453,302	Washington Federal, Inc.	16,613,518
105,540	WesBanco, Inc.	3,988,357
		261,938,737
Health Care — 3.7%
269,905	Magellan Health, Inc.*	21,120,066
271,635	Providence Service Corp.*	16,075,360
		37,195,426
Industrials — 19.6%
349,839	Albany International Corp.	26,559,777
283,400	Continental Building Products, Inc.*	10,324,262
195,162	CRA International, Inc.	10,630,474
367,486	Deluxe Corp.	18,344,901
409,702	Federal Signal Corp.	13,212,890
202,775	Kadant, Inc.	21,360,319
512,128	KAR Auction Services, Inc.	11,159,269
213,502	Lydall, Inc.*	4,381,061
283,774	McGrath RentCorp	21,720,062
1,049,516	MRC Global, Inc.*	14,315,398
1,728,085	Mueller Water Products, Inc.	20,702,458
231,842	Nesco Holdings, Inc.*	952,871
212,810	Simpson Manufacturing Co., Inc.	17,073,746
69,206	VIAD Corp.	4,671,405
		195,408,893
Information Technology — 9.7%
130,800	Cabot Microelectronics Corp.	18,877,056
430,956	Cardtronics PLC*	19,242,185
195,508	CTS Corp.	5,867,195
512,128	EchoStar Corp.*	22,180,264
233,572	MAXIMUS, Inc.	17,375,421
120,347	PC Connection, Inc.	5,976,432
628,049	South Mountain Merger Corp. Units*^	6,494,027
		96,012,580
Materials — 3.3%
315,581	Eagle Materials, Inc.	28,610,573
58,479	Neenah, Inc.	4,118,676
		32,729,249
Real Estate — 0.5%
36,679	Consolidated-Tomoka Land Co.	2,212,477
194,124	Landmark Infrastructure Partners L.P.	3,183,634
		5,396,111
Utilities — 0.7%
750,890	Star Group L.P.	7,103,419
Total Common Stocks (Cost $660,920,584)		870,106,893

Real Estate Investment Trusts — 6.1%
990,345	Essential Properties Realty Trust, Inc.	24,570,459
2,316,686	MFA Financial, Inc.	17,722,648
837,744	Xenia Hotels & Resorts, Inc.	18,103,648
Total Real Estate Investment Trusts (Cost $43,617,881)		60,396,755

Investment Companies — 2.8%
778,919	Ares Capital Corp.	14,526,839
1,319,075	Barings BDC, Inc.	13,560,091
Total Investment Companies (Cost $27,065,066)		28,086,930

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 3.5%
Money Market Funds — 3.5%
35,229,588	First American Government
	Obligations Fund — Class Z, 1.47%#	35,229,588
Total Short-Term Investments (Cost $35,229,588)		35,229,588
Total Investments — 99.8% (Cost $766,833,119)		993,820,166
Other Assets in Excess of Liabilities — 0.2%		1,698,404
NET ASSETS — 100.0%		$995,518,570

*	Non-Income Producing
^
Each unit consists of one share of Class A common stock and one-half of one warrant. Each whole warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The warrants expire on June 20, 2024. Refer to the company’s filings at sec.gov for additional information. Categorized as a Level 2 security as of the date of this report. All other common stocks are categorized as Level 1.

#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Financials	26.3%
Industrials	19.6%
Consumer Discretionary	15.3%
Information Technology	9.7%
Real Estate Investment Trusts	6.1%
Communication Services	5.4%
Health Care	3.7%
Money Market Funds	3.5%
Materials	3.3%
Investment Companies	2.8%
Energy	1.5%
Consumer Staples	1.4%
Utilities	0.7%
Real Estate	0.5%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Global Leaders Fund – Investor Shares (the “Fund”) increased 11.43% in value. During the same period, the FTSE All-World Index (“the Index”), the Fund’s benchmark, increased 9.08%.

The Fund is focused on delivering long-term performance by buying a concentrated portfolio of companies that we believe uniquely satisfy their customers and generate attractive economics for shareholders. Given its concentrated nature, the Fund’s performance is an output of our stock-picking. Relative performance benefitted from our holdings in a number of sectors but most notably from the communication services and information technology sectors for the period. For the year, the biggest contributors were also information technology and communication services.

We believe capital allocation is equally as important as stock selection. We are pleased to see five of our top ten largest weight holdings were in our ten biggest percentage gainers for the year, contributing meaningful alpha. In addition, the ten bottom performers in percentage terms included five of our smallest ten weights. This focus on getting big capital behind the big percentage winners and minimizing the impact of our losers is where we spend a lot of time. We are happy that the Fund outperformed an equal-weighted portfolio – this is the third year running we have achieved this.

For the six-months ending December 31, 2019 the two biggest positions Microsoft Corporation (MSFT) and Alphabet Inc. (GOOG) contributed some of the largest alpha. Momentum across Microsoft’s business has continued with hyper growth in the cloud portfolio supported by growth in the hyper server and Windows PC products. Our largest contributor was Taiwan Semiconductor (TSM). TSM saw its share price rise in the last quarter of 2019 due to increasing investor optimism around 5G and data, indicating strong 2020 demand for TSM’s 7nm and 5nm nodes. Furthermore, JP Morgan also performed well during the period due to positive earnings and an easing of trade tensions.

The biggest detractor was Unilever. It underperformed meaningfully at the end of the quarter after pre-announcing fourth-quarter results, which indicated revenue growth could come in below expectations. This was a shock to investors after a constructive Capital Markets Day in November 2019. We are very mindful of the market share issues that have arisen over the last several quarters and are monitoring the company’s progress on that front carefully. We expect to see tangible signs of reacceleration and a return to broad market share gains by mid-2020 as the company’s strategy to address specific losses in hair care and across its food portfolio take hold. Another one of the biggest detractors in the second half of the year was Hong Kong listed AIA Group. The ongoing civil unrest in Hong Kong saw the HK Exchange become the worst-performing major index globally in the third quarter, down approximately 11% in U.S. dollar terms. While AIA does get approximately 33% of sales from its domestic Hong Kong business, the biggest incremental driver to revenues remains mainland China.

There was one addition during the fourth quarter, which was the first position added since August 2018 to the portfolio. Roche Holding AG is a Swiss health care company operating globally to develop pharmaceuticals and diagnostic products. Roche has had a return on invested capital (ROIC) in excess of 20% for a long time, and its historical strength in research and development innovation continues via breakthrough drugs in both its traditional oncology franchise and new central nervous system medicines. We do see risk in biosimilar erosion on its patent-expiring cancer drugs, but we believe this is offset by new drug ramp and some protection from the 6.5% projected free cash flow (FCF) yield.

The Global Leaders team remains focused on executing our investment process and scouring the globe for high-quality companies. We remain very active on the research front, maintaining extensive ready-to-review and ready-to-buy lists. Patience is an underrated virtue in investing, and we remain disciplined on entry points for attractive assets. We feel that overpaying for good businesses is an ever-present risk for quality-focused investors.

Sincerely,

Mick Dillon, CFA
Portfolio Manager

Bertie Thomson, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 97.1%

China — 8.5%
1,102,083	AIA Group, Ltd.	11,591,672
202,458	Tencent Holdings, Ltd.	9,753,649
260,626	Trip.com Group, Ltd. ADR*	8,741,396
		30,086,717
France — 2.7%
61,591	Safran SA	9,513,349

Germany — 5.1%
165,065	CTS Eventim AG & Co. KGaA	10,356,777
49,183	Deutsche Boerse AG	7,712,550
		18,069,327
India — 2.6%
524,000	HDFC Bank, Ltd.	9,350,018

Indonesia — 2.6%
29,249,300	Bank Rakyat Indonesia Persero	9,258,162

Netherlands — 2.7%
133,635	Wolters Kluwer NV	9,757,472

Sweden — 3.6%
366,337	Atlas Copco AB	12,719,602

Switzerland — 4.3%
16,583	Roche Holding AG	5,389,522
40,545	Schindler Holding AG	9,929,159
		15,318,681
Taiwan — 3.8%
235,436	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	13,678,832

United Kingdom — 6.6%
497,711	Hiscox, Ltd.	9,388,037
244,507	Unilever PLC	13,996,323
		23,384,360
United States — 54.6%

Communication Services — 8.2%
13,821	Alphabet, Inc. — Class C*	18,478,953
100,840	Electronic Arts, Inc.*	10,841,308
		29,320,261
Consumer Discretionary — 5.7%
6,125	Booking Holdings, Inc.*	12,579,096
124,292	TJX Companies, Inc.	7,589,270
		20,168,366
Consumer Staples — 5.9%
138,453	Brown-Forman Corp.	9,359,423
56,858	Estee Lauder Companies, Inc.	11,743,451
		21,102,874
Financials — 6.4%
197,520	Charles Schwab Corp.	9,394,052
94,692	JPMorgan Chase & Co.	13,200,064
		22,594,116
Health Care — 2.3%
34,884	Edwards Lifesciences Corp.*	8,138,088

Industrials — 1.9%
137,851	Flowserve Corp.	6,860,844

Information Technology — 19.6%
327,627	Marvell Technology Group, Ltd.	8,701,773
49,767	MasterCard, Inc.	14,859,929
178,885	Microsoft Corp.	28,210,165
95,827	Visa, Inc.	18,005,893
		69,777,760
Materials — 4.6%
37,285	Ecolab, Inc.	7,195,632
15,552	Sherwin-Williams Co.	9,075,214
		16,270,846
Total United States		194,233,155
Total Common Stocks (Cost $276,764,561)		345,369,675

Short-Term Investments — 3.1%

Money Market Funds — 3.1%
10,920,403	First American Government
	Obligations Fund — Class Z, 1.47%#	10,920,403
Total Short-Term Investments (Cost $10,920,403)		10,920,403
Total Investments — 100.2% (Cost $287,684,964)		356,290,078
Liabilities in Excess of Other Assets — (0.2)%		(607,040)
NET ASSETS — 100.0%		$355,683,038

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	23.5%
Financials	19.6%
Communication Services	13.9%
Industrials	13.7%
Consumer Staples	9.9%
Consumer Discretionary	8.1%
Materials	4.6%
Health Care	3.8%
Money Market Funds	3.1%
Other Assets and Liabilities	(0.2)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Intermediate Income Fund – Investor Shares (the “Fund”) increased 1.80% in value. During the same period, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 1.85%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and focused on downside protection. Duratio and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macroeconomic forecast.

The second half of 2019 was marked by three consecutive Federal Open Market Committee (FOMC) rates reductions to help perpetuate U.S. economic momentum.  Even though various economic metrics pointed to ongoing weakness in the manufacturing sector, inflation on average remained at or below Federal Reserve’s 2% target, and the consumer remained resilient, continuing to generate positive economic impact.  After the final rate reduction at the October 30 meeting, the FOMC indicated it was comfortable with policy and that no additional rate reductions would be forthcoming in the near term.

In this environment, spreads of all types narrowed meaningfully in conjunction with a generally declining interest rate environment.  These factors encouraged us to remain constructive on corporate bonds and other spread products with the exception of mortgage-backed securities because of their cash flow characteristics.

Specifically, for corporate bonds our ongoing overweight positioning and strong individual security selection were additive to performance as our holdings outpaced their Index counterparts.  Although the economic backdrop was one of a strong consumer and weaker manufacturing environment, corporate bonds in the industrial sectors were some of our highest returning holdings during the period.  This highlights the value of having a clearly defined investment thesis for a company underpinned by robust fundamental analysis.

For mortgage-backed securities, interest rate volatility became much more muted at the end of the period as fears of rapid refinancing lessened from an elevated level over the summer. Our emphasis on defensive positioning in regard to principal repayments detracted from performance on a relative basis as we held less mortgage pass-through securities in favor a greater amount of asset-backed and commercial mortgage-backed bonds. We would expect our muted exposure to principal prepayments to underperform during such periods and to outperform during periods of interest rate volatility.

We are pleased with the portfolio’s potential in the future. Looking forward, there is elevated uncertainty about general economic growth, which is something we will take into account as we position portfolios. However, we will continue to build portfolios that generate attractive income while focusing on downside protection.

Sincerely,

Paul D. Corbin
Portfolio Manager

Jason T. Vlosich
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 27.9%
1,410,000	AerCap Ireland Capital DAC	3.50%	01/15/2025	1,454,690
1,280,000	American Express Co. (3 Month LIBOR USD + 0.75%)	2.65%	08/03/2023	1,291,569
1,455,000	American Tower Corp.	2.75%	01/15/2027	1,455,725
1,330,000	Amphenol Corp.	3.20%	04/01/2024	1,380,890
665,000	Analog Devices, Inc.	3.13%	12/05/2023	687,824
1,345,000	AutoZone, Inc.	3.75%	06/01/2027	1,436,888
1,205,000	Bank of America Corp. (3 Month LIBOR USD + 1.16%)	3.13%	01/20/2023	1,222,974
680,000	Boston Properties L.P.	3.65%	02/01/2026	721,186
625,000	BP Capital Markets America, Inc.	3.80%	09/21/2025	676,921
1,306,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,369,820
1,275,000	Cigna Corp.^	4.50%	02/25/2026	1,400,985
1,355,000	Citigroup, Inc. (3 Month LIBOR USD + 0.69%)	2.63%	10/27/2022	1,366,092
745,000	Clorox Co.	3.05%	09/15/2022	763,162
1,325,000	CVS Health Corp.	4.30%	03/25/2028	1,448,666
970,000	Digital Realty Trust L.P.	3.95%	07/01/2022	1,010,357
650,000	Dollar General Corp.	4.15%	11/01/2025	708,286
1,340,000	Dollar Tree, Inc.	4.00%	05/15/2025	1,434,726
730,000	Edison International	4.13%	03/15/2028	749,725
1,290,000	Energy Transfer Operating L.P.	4.50%	04/15/2024	1,374,206
1,105,000	Enterprise Products Operating LLC (Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	1,092,867
665,000	Exelon Corp.	2.45%	04/15/2021	668,174
645,000	Ferguson Finance PLC^	4.50%	10/24/2028	706,504
1,420,000	FMC Corp.	3.20%	10/01/2026	1,452,699
645,000	General Dynamics Corp.	3.50%	05/15/2025	691,725
1,295,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.75%)	2.66%	02/23/2023	1,303,059
1,181,000	Hasbro, Inc.	3.50%	09/15/2027	1,177,240
675,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	713,559
354,000	Hexcel Corp.	3.95%	02/15/2027	369,663
650,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	699,052
650,000	Keysight Technologies, Inc.	4.60%	04/06/2027	721,511
1,210,000	Land O’Lakes, Inc.^	6.00%	11/15/2022	1,287,515
1,410,000	Lear Corp.	4.25%	05/15/2029	1,458,784
658,000	Marvell Technology Group, Ltd.	4.88%	06/22/2028	727,704
645,000	Morgan Stanley	3.75%	02/25/2023	675,852
1,355,000	NXP BV^	3.88%	06/18/2026	1,439,432
700,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	733,124
1,330,000	Truist Financial Corp.	2.75%	04/01/2022	1,353,995
640,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.00%)	2.89%	03/16/2022	650,899
650,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	679,835
Total Corporate Bonds & Notes (Cost $39,497,952)				40,557,885

Mortgage Backed Securities — 20.2%
825,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	3.09%	09/15/2034	823,839
750,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	3.34%	04/15/2036	749,932
700,000	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	2.64%	11/15/2035	700,215
350,000	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	3.04%	11/15/2035	350,437
1,500,000	BX Commercial Mortgage Trust, Series 2019-XL D (1 Month LIBOR USD + 1.45%)^	3.19%	10/15/2036	1,503,782
500,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	3.05%	11/15/2032	500,800
913,543	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	3.34%	07/15/2032	914,955
750,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	3.17%	05/15/2036	751,309
500,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	520,895
1,074	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	1,129
168,117	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	4.50%	05/01/2033	173,195
5,359	FHLMC REMIC, Series 2782 PA	4.00%	11/15/2033	5,357

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 20.2% (Continued)
475,973	FHLMC STACR, Series 2013-DN2 M2 (1 Month LIBOR USD + 4.25%)	6.04%	11/27/2023	513,322
693,122	FHLMC STACR, Series 2014-DN1 M2 (1 Month LIBOR USD + 2.20%)	3.99%	02/26/2024	700,832
486,828	FHLMC STACR, Series 2014-DN3 M3 (1 Month LIBOR USD + 4.00%)	5.79%	08/26/2024	519,087
1,321,363	FHLMC STACR, Series 2015-DNA1 M2 (1 Month LIBOR USD + 1.85%)	3.64%	10/25/2027	1,330,077
1,000,000	FHLMC STACR, Series 2015-DNA1 (1 Month LIBOR USD + 3.30%)	5.09%	10/25/2027	1,066,628
750,000	FHLMC STACR, Series 2015-HQA2 M3 (1 Month LIBOR USD + 4.80%)	6.59%	05/25/2028	809,457
400,000	FHLMC STACR, Series 2017-HQA1 M2 (1 Month LIBOR USD + 3.55%)	5.34%	08/27/2029	420,467
784,393	FHMS, Series Q-006 APT1#	2.63%	04/25/2028	782,099
669,690	FHMS, Series Q-010 APT1#	2.80%	04/25/2046	674,226
475,206	FNMA Connecticut Avenue Securities, Series 2014-C01 M2 (1 Month LIBOR USD + 4.40%)	6.19%	01/25/2024	516,792
477,210	FNMA Connecticut Avenue Securities, Series 2014-C02 2M2 (1 Month LIBOR USD + 2.60%)	4.39%	05/28/2024	494,898
460,171	FNMA Connecticut Avenue Securities, Series 2014-C02 1M2 (1 Month LIBOR USD + 2.60%)	4.39%	05/28/2024	479,531
492,606	FNMA Connecticut Avenue Securities, Series 2014-C03 2M2 (1 Month LIBOR USD + 2.90%)^	4.69%	07/25/2024	513,737
803,331	FNMA Connecticut Avenue Securities, Series 2014-C04 1M2 (1 Month LIBOR USD + 4.90%)	6.69%	11/25/2024	882,945
613,686	FNMA Connecticut Avenue Securities, Series 2014-C04 2M2 (1 Month LIBOR USD + 5.00%)	6.79%	11/25/2024	663,549
34,542	FNMA, Pool# 628837	6.50%	03/01/2032	38,406
71,734	FNMA, Pool# 663238	5.50%	09/01/2032	77,375
28,569	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	3.52%	11/01/2033	28,832
11,408	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.03%	12/01/2033	11,861
26,949	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.77%	02/01/2034	27,758
382,739	FNMA, Pool# BJ4072	4.50%	09/01/2048	412,500
422,155	FNMA, Pool# BJ4073	4.50%	09/01/2048	448,531
285,709	FNMA, Pool# BJ4075	5.00%	09/01/2048	310,889
175,096	FNMA, Pool# BN0202	5.50%	09/01/2048	192,472
508,539	FNMA, Pool# BJ4078	4.50%	10/01/2048	540,129
573,756	FNMA, Pool# BJ4079	5.00%	10/01/2048	620,461
287,298	FNMA REMIC Trust, Series 2016-M5 FA (1 Month LIBOR USD + 0.72%)	2.57%	04/25/2023	288,123
495,869	FNMA REMIC Trust, Series 2018-M13 A1#	3.70%	09/25/2030	542,981
932,055	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	63,259
446,162	FNMA REMIC Trust, Series 2013-M6 1AC#	3.51%	02/25/2043	470,078
700,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU D^	4.10%	12/10/2036	711,886
1,150,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.58%	10/25/2039	1,188,190
750,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	781,009
20,627	GNMA, Pool# 781186X	9.00%	06/15/2030	21,670
700,000	IMT Trust, Series 2017-APTS DFL (1 Month LIBOR USD + 1.55%)^	3.29%	06/15/2034	699,801
700,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	3.34%	09/17/2029	700,897
500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	3.10%	07/15/2036	500,436
500,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	2.79%	05/15/2036	500,245
500,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	490,636
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	2.44%	11/15/2034	898,579
550,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.14%	11/15/2034	550,541
400,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	3.05%	12/15/2036	400,901
500,000	Velocity Commercial Capital Loan Trust, Series 2016-2 M1#	3.66%	10/25/2046	506,719
Total Mortgage Backed Securities (Cost $29,180,241)				29,388,657

Asset Backed Securities — 19.6%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	545,641
500,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	513,932
500,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	507,799
1,000,000	Drive Auto Receivables Trust, Series 2019-3 C	2.90%	08/15/2025	1,011,294
500,000	DT Auto Owner Trust, Series 2019-2A C^	3.18%	02/18/2025	506,410
750,000	DT Auto Owner Trust, Series 2019-3A D^	2.96%	04/15/2025	750,979
750,000	DT Auto Owner Trust, Series 2019-4A D^	2.85%	07/15/2025	751,065
1,000,000	Exeter Automobile Receivables Trust, Series 2019-3A C^	2.79%	05/15/2024	1,006,424
780,000	Exeter Automobile Receivables Trust, Series 2019-2A D^	3.71%	03/17/2025	799,905
442,592	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	460,050

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 19.6% (Continued)
700,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	700,806
500,000	Invitation Homes Trust, Series 2018-SFR1 D (1 Month LIBOR USD + 1.45%)^	3.19%	03/19/2037	499,746
500,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.19%	12/19/2036	500,920
998,535	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	3.54%	12/19/2036	1,001,367
734,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	2.99%	03/19/2037	733,243
750,000	Madison Park Funding XII, Ltd., Series 2014-12A CR (3 Month LIBOR USD + 2.35%)^	4.32%	07/20/2026	752,071
500,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R (3 Month LIBOR USD + 1.50%)^	3.44%	01/27/2026	500,046
700,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	3.87%	04/20/2026	700,087
1,000,000	Neuberger Berman Loan Advisers CLO 26, Ltd.,
	Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.17%	10/18/2030	1,000,001
750,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	4.10%	04/15/2026	750,036
800,000	OHA Credit Partners IX, Ltd., Series 2013-9A B1R (3 Month LIBOR USD + 1.46%)^	3.43%	10/20/2025	800,141
1,000,000	Oportun Funding VIII LLC, Series 2018-A B^	4.45%	03/08/2024	1,012,194
400,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	410,863
1,500,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	3.59%	07/30/2027	1,477,438
1,470,000	Palmer Square Loan Funding, Ltd., Series 2017-1A B (3 Month LIBOR USD + 1.70%)^	3.70%	10/15/2025	1,470,025
500,000	Palmer Square Loan Funding, Ltd., Series 2018-4 (3 Month LIBOR USD + 1.90%)^	3.81%	11/16/2026	500,019
410,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	415,387
1,000,000	Prestige Auto Receivables Trust, Series 2019-1^	2.70%	10/15/2024	1,006,392
751,065	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	750,287
896,717	Progress Residential Trust, Series 2017-SFR1 A^	2.77%	08/17/2034	898,337
700,000	Progress Residential Trust, Series 2017-SFR2 C^	3.40%	12/19/2034	700,736
699,149	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	703,327
600,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	598,182
163,671	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.12%	07/17/2026	163,700
750,000	Tesla Auto Lease Trust, Series 2018-B B^	4.12%	10/20/2021	766,876
750,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.04%	10/20/2028	749,993
500,000	United Auto Credit Securitization Trust, Series 2019-1 B^	3.03%	04/10/2024	503,310
500,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	509,816
415,000	Westlake Automobile Receivables Trust, Series 2019-2A C^	2.84%	07/15/2024	417,941
750,000	Westlake Automobile Receivables Trust, Series 2019-3A D^	2.72%	11/15/2024	749,784
Total Asset Backed Securities (Cost $28,523,556)				28,596,570

Municipal Bonds — 2.0%
1,600,000	District of Columbia#	4.64%	08/01/2038	1,600,000
1,250,000	North Texas Tollway Authority	8.91%	02/01/2030	1,256,962
Total Municipal Bonds (Cost $2,721,435)				2,856,962

U.S. Treasury Notes — 12.5%
100,000	United States Treasury Note	1.38%	02/29/2020	99,955
5,000,000	United States Treasury Note	1.63%	08/15/2022	5,005,762
6,000,000	United States Treasury Note	2.25%	03/31/2026	6,166,640
6,410,000	United States Treasury Note	2.88%	05/15/2028	6,905,398
Total U.S. Treasury Notes (Cost $17,431,646)				18,177,755

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Affiliated Mutual Funds (Note 3) — 15.2%
2,195,482	Brown Advisory Mortgage Securities Fund — Institutional Shares	22,174,368
Total Affiliated Mutual Funds (Cost $21,950,538)		22,174,368

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
2,703,546	First American Government Obligations Fund — Class Z, 1.47%*	2,703,546
Total Short-Term Investments (Cost $2,703,546)		2,703,546
Total Investments — 99.3% (Cost $142,008,914)		144,455,743
Other Assets in Excess of Liabilities — 0.7%		990,597
NET ASSETS — 100.0%		$145,446,340

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	27.9%
Mortgage Backed Securities	20.2%
Asset Backed Securities	19.6%
Affiliated Mutual Funds	15.2%
U.S. Treasury Notes	12.5%
Municipal Bonds	2.0%
Money Market Funds	1.9%
Other Assets and Liabilities	0.7%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	110	03/31/2020	$23,722,461	$23,705,000	$(17,461)
U.S. Treasury 5-Year Note Futures	190	03/31/2020	22,615,965	22,535,781	(80,184)
			$46,338,426	$46,240,781	$(97,645)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Total Return Fund – Institutional Shares (the “Fund”) increased 2.67% in value. During the same period, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 2.45%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and focused on downside protection. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macroeconomic forecast.

For most of the last ten years, fixed income investors have been awaiting the “normalization” of interest rates. However in 2019, the U.S. Federal Reserve not only backed off continued rate hikes, but actually started cutting rates. This may well go down as a seminal time in the history of central banking. To describe rates as “normalizing” one must have a concept of what is “normal.” We are no longer sure that such a concept is relevant for the bond market.

Interest rate positioning relative to the benchmark is a very minor part of our process. However, we believe this shift does change how we should think about risk cycles. There is an old adage: “Bull markets don’t die of old age, the Fed kills them.” This is a glib way of saying that the Fed often hikes too far when the economy is good, thus killing the expansion and ultimately resulting in a weak stock market. But that was in a world where the Fed tried to pre-empt inflation when unemployment fell too low. If the Fed is only going to tighten in response to actual inflation, logically expansions can last longer than they might have previously.

This is not to say that recessions are a thing of the past. However, the last ten years in credit investing have mostly been either “risk on” or “risk off” in the market. When it was risk on, everything with risk generally performed well, and when it was risk-off, the opposite was true. This shift in Fed mentality could lead to a market where microeconomic factors matter more than top-down macroeconomic risk factors. For a firm that focuses on individual bond selection, this would certainly be a welcomed change.

The biggest contributor to performance over the last six-months has been our corporate bond positions. Our general overweight to the sector was a positive since this was the best performance segment of the U.S. bond market generally. Our individual positions also outperformed by 72bps after adjusting for duration.

Other factors were relatively minor. We are meaningfully underweight agency-backed mortgage bonds, as we think this sector is poorly priced for any kind of interest rate volatility. MBS underperformed in the third quarter but outperformed in the fourth quarter, leaving the net effect about neutral. Interest rates also had a small effect on relative performance. We are slightly overweight duration, which we view as a way to ameliorate potential credit volatility should the economy weaken. However, rates were roughly unchanged over the last six months, resulting in very little impact from duration.

Looking forward, 2020 began very differently than 2019. While there is reasonable optimism that the long expansion should continue into the new year, the credit markets are also pricing in all that optimism. This is a time to stay focused on each bond’s downside analysis and not reach for yield. We believe by maintaining that focus, our portfolios should be well positioned to perform in any macroeconomic environment.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 30.7%
3,010,000	AerCap Ireland Capital DAC	3.50%	01/15/2025	3,105,403
1,535,000	Allison Transmission, Inc.^	4.75%	10/01/2027	1,596,933
3,105,000	American Tower Corp.	3.13%	01/15/2027	3,181,118
2,950,000	Analog Devices, Inc.	3.90%	12/15/2025	3,173,896
3,205,000	AstraZeneca PLC	2.38%	06/12/2022	3,243,173
1,570,000	AutoZone, Inc.	3.13%	04/21/2026	1,620,942
2,890,000	Cigna Corp.^	4.50%	02/25/2026	3,175,566
1,300,000	CommonSpirit Health	4.19%	10/01/2049	1,305,286
5,313,000	Conservation Fund	3.47%	12/15/2029	5,303,692
3,055,000	Crown Castle International Corp.	4.88%	04/15/2022	3,237,214
2,920,000	CVS Health Corp.	4.30%	03/25/2028	3,192,531
2,920,000	Dollar General Corp.	4.15%	11/01/2025	3,181,840
3,045,000	Dollar Tree, Inc.	4.00%	05/15/2025	3,260,254
3,330,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	3,135,262
3,280,000	Enterprise Products Operating LLC (Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	3,243,986
2,385,000	Ferguson Finance PLC^	4.50%	10/24/2028	2,612,421
1,460,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	1,523,269
3,155,000	FMC Corp.	3.20%	10/01/2026	3,227,651
1,460,000	frontdoor, Inc.^	6.75%	08/15/2026	1,595,557
1,460,000	Graphic Packaging International LLC^	4.75%	07/15/2027	1,566,357
2,400,000	Hasbro, Inc.	3.50%	09/15/2027	2,392,360
2,315,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	2,447,241
1,375,000	Hexcel Corp.	3.95%	02/15/2027	1,435,837
1,390,000	KeHE Distributors LLC^	8.63%	10/15/2026	1,458,631
2,845,000	Keysight Technologies, Inc.	4.60%	04/06/2027	3,157,999
3,065,000	Lear Corp.	4.25%	05/15/2029	3,171,045
2,799,000	Marvell Technology Group, Ltd.	4.88%	06/22/2028	3,095,507
1,690,000	Mauser Packaging Solutions Holding Co.^	7.25%	04/15/2025	1,673,083
1,355,000	Mercer International, Inc.	7.38%	01/15/2025	1,462,540
2,190,000	MPLX L.P.	4.80%	02/15/2029	2,405,673
1,560,000	NextEra Energy Capital Holdings, Inc. (Fixed until 12/01/2027, 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	1,614,210
3,020,000	NXP BV^	3.88%	06/18/2026	3,208,181
1,530,000	Olin Corp.	5.63%	08/01/2029	1,618,817
1,460,000	ServiceMaster Co. LLC	7.45%	08/15/2027	1,653,957
3,275,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	3,429,971
1,600,000	TransDigm, Inc.^	5.50%	11/15/2027	1,620,928
2,920,000	Trimble, Inc.	4.90%	06/15/2028	3,192,562
2,920,000	Verisk Analytics, Inc.	4.00%	06/15/2025	3,146,640
1,460,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	1,563,076
2,920,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	3,054,027
Total Corporate Bonds & Notes (Cost $99,323,488)				102,284,636

Mortgage Backed Securities — 29.1%
1,400,000	BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	3.09%	09/15/2034	1,398,029
750,000	BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY D (1 Month LIBOR USD + 1.70%)^	3.44%	09/15/2034	752,277
1,250,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	3.34%	04/15/2036	1,249,886
1,000,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ D (1 Month LIBOR USD + 1.95%)^	3.69%	04/15/2036	1,003,634
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	2.86%	03/16/2037	398,694
350,000	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	2.64%	11/15/2035	350,108
840,000	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	3.04%	11/15/2035	841,048
1,500,000	BX Commercial Mortgage Trust, Series 2019-XL D (1 Month LIBOR USD + 1.45%)^	3.19%	10/15/2036	1,503,782
600,000	BX Commercial Mortgage Trust, Series 2019-XL F (1 Month LIBOR USD + 2.00%)^	3.74%	10/15/2036	601,186
940,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	3.05%	11/15/2032	941,503
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	2.99%	12/15/2037	501,664
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	3.19%	12/15/2037	501,672
1,461,669	CGDBB Commercial Mortgage Trust, Series 2017-BIOC B (1 Month LIBOR USD + 0.97%)^	2.71%	07/15/2032	1,460,178
1,423,301	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	3.34%	07/15/2032	1,425,500

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 29.1% (Continued)
1,370,315	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	3.89%	07/15/2032	1,368,557
750,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	3.04%	12/15/2031	749,844
1,250,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	3.17%	05/15/2036	1,252,182
1,250,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	3.34%	05/15/2036	1,252,551
2,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	2,083,579
1,023,835	FHLMC PC, Pool# V8-2155	4.00%	12/01/2045	1,091,342
1,707,635	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	85,496
804,124	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	123,136
1,303,367	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	137,060
275,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	270,187
983,415	FHLMC STACR, Series 2013-DN2 M2 (1 Month LIBOR USD + 4.25%)	6.04%	11/27/2023	1,060,583
402,978	FHLMC STACR, Series 2014-DN1 M2 (1 Month LIBOR USD + 2.20%)	3.99%	02/26/2024	407,461
649,104	FHLMC STACR, Series 2014-DN3 M3 (1 Month LIBOR USD + 4.00%)	5.79%	08/26/2024	692,116
964,732	FHLMC STACR, Series 2015-DNA1 M2 (1 Month LIBOR USD + 1.85%)	3.64%	10/25/2027	971,095
1,130,000	FHLMC STACR, Series 2015-DNA1 M3 (1 Month LIBOR USD + 3.30%)	5.09%	10/25/2027	1,205,290
1,125,000	FHLMC STACR, Series 2015-HQA2 M3 (1 Month LIBOR USD + 4.80%)	6.59%	05/25/2028	1,214,185
1,000,000	FHLMC STACR, Series 2016-DNA3 M3 (1 Month LIBOR USD + 5.00%)	6.79%	12/26/2028	1,091,235
1,250,000	FHLMC STACR, Series 2016-DNA4 M3 (1 Month LIBOR USD + 3.80%)	5.59%	03/25/2029	1,330,772
2,000,000	FHLMC STACR, Series 2017-DNA1 M2 (1 Month LIBOR USD + 3.25%)	5.04%	07/25/2029	2,103,943
1,000,000	FHLMC STACR, Series 2017-HQA1 M2 (1 Month LIBOR USD + 3.55%)	5.34%	08/27/2029	1,051,168
1,500,000	FHLMC STACR, Series 2017-DNA2 M2 (1 Month LIBOR USD + 3.45%)	5.24%	10/25/2029	1,599,341
1,515,501	FHLMC STACR, Series 2017-HQA3 M2 (1 Month LIBOR USD + 2.35%)	4.14%	04/25/2030	1,542,766
4,073,822	FHMS, Series K-021 X1#~	1.43%	06/25/2022	122,094
1,966,202	FHMS, Series K-721 X1#~	0.33%	08/25/2022	15,407
10,295,927	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	155,727
4,513,836	FHMS, Series K-038 X1#~	1.13%	03/25/2024	180,107
1,700,000	FHMS, Series K-728 A2#	3.06%	08/25/2024	1,765,917
65,433,148	FHMS, Series K-047 X1#~	0.14%	05/25/2025	484,474
8,000,000	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	348,205
10,393,953	FHMS, Series K-734 X1#~	0.65%	02/25/2026	359,965
6,997,228	FHMS, Series K-735 X1#~	0.97%	05/25/2026	376,973
8,499,333	FHMS, Series K-736 X1#~	1.31%	07/25/2026	607,100
672,519	FHMS, Series K-058 X1#~	0.93%	08/25/2026	35,456
3,000,000	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	194,672
1,381,459	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	66,259
7,499,942	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	496,912
9,947,285	FHMS, Series K-070 X1#~	0.33%	11/25/2027	237,632
697,238	FHMS, Series Q-006 APT1#	2.63%	04/25/2028	695,199
4,991,059	FHMS, Series K-087 X1#~	0.36%	12/25/2028	151,248
3,997,772	FHMS, Series K-092 X1#~	0.71%	04/25/2029	230,872
5,500,000	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	368,578
3,544,931	FHMS, Series K-094 X1#~	0.88%	06/25/2029	251,856
4,500,000	FHMS, Series K-103 X1#~	0.76%	11/25/2029	243,130
566,476	FHMS, Series Q-004 A2H#	2.98%	01/25/2046	570,364
669,690	FHMS, Series Q-010 APT1#	2.80%	04/25/2046	674,226
483,008	FNMA, Pool# AN2738	2.39%	09/01/2028	483,662
662,734	FNMA, Pool# AL3596	5.00%	10/01/2035	739,561
1,358,399	FNMA, Pool# AS2249	4.00%	04/01/2039	1,457,680
266,701	FNMA, Pool# 467095	5.90%	01/01/2041	313,582
176,622	FNMA, Pool# 469130	4.87%	10/01/2041	193,774
784,160	FNMA, Pool# AB9349	3.00%	05/01/2043	807,559
1,059,677	FNMA, Pool# BD4016	4.00%	07/01/2047	1,138,909
333,972	FNMA, Pool# BD4041	4.00%	11/01/2047	355,514
387,776	FNMA, Pool# BH7686	4.50%	12/01/2047	410,845
995,207	FNMA, Pool# BJ4049	4.00%	05/01/2048	1,042,696
195,407	FNMA, Pool# BJ4050	4.50%	05/01/2048	213,852

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 29.1% (Continued)
264,356	FNMA, Pool# BJ4051	4.50%	05/01/2048	284,992
164,124	FNMA, Pool# BJ4052	4.50%	05/01/2048	175,367
195,958	FNMA, Pool# BK5105	5.50%	05/01/2048	215,581
293,157	FNMA, Pool# BJ4057	4.50%	06/01/2048	310,390
176,399	FNMA, Pool# BK8032	5.50%	06/01/2048	194,063
192,296	FNMA, Pool# BJ4061	4.50%	07/01/2048	203,678
244,785	FNMA, Pool# BJ4060	4.50%	07/01/2048	267,954
208,519	FNMA, Pool# BJ4062	4.50%	07/01/2048	220,765
692,065	FNMA, Pool# BJ4067	4.50%	08/01/2048	732,539
603,893	FNMA, Pool# BJ4070	4.00%	09/01/2048	632,659
461,250	FNMA, Pool# BJ4072	4.50%	09/01/2048	497,116
500,695	FNMA, Pool# BJ4073	4.50%	09/01/2048	531,979
341,263	FNMA, Pool# BJ4075	5.00%	09/01/2048	371,340
175,096	FNMA, Pool# BN0202	5.50%	09/01/2048	192,472
515,245	FNMA, Pool# BJ4082	5.00%	11/01/2048	564,480
263,332	FNMA, Pool# BN4936	5.50%	12/01/2048	288,066
255,186	FNMA, Pool# BN4921	5.50%	01/01/2049	278,773
514,468	FNMA, Pool# BJ4085	4.50%	02/01/2049	556,680
496,161	FNMA, Pool# BJ4086	5.00%	02/01/2049	538,764
2,078,552	FNMA Connecticut Avenue Securities, Series 2014-C01 M2 (1 Month LIBOR USD + 4.40%)	6.19%	01/25/2024	2,260,449
1,840,684	FNMA Connecticut Avenue Securities, Series 2014-C02 1M2 (1 Month LIBOR USD + 2.60%)	4.39%	05/28/2024	1,918,124
826,307	FNMA Connecticut Avenue Securities, Series 2014-C03 2M2 (1 Month LIBOR USD + 2.90%)	4.69%	07/25/2024	861,752
1,666,505	FNMA Connecticut Avenue Securities, Series 2014-C03 1M2 (1 Month LIBOR USD + 3.00%)	4.79%	07/25/2024	1,754,273
1,571,182	FNMA Connecticut Avenue Securities, Series 2014-C04 1M2 (1 Month LIBOR USD + 4.90%)	6.69%	11/25/2024	1,726,894
1,500,000	FNMA Connecticut Avenue Securities, Series 2016-C04 1M2 (1 Month LIBOR USD + 4.25%)	6.04%	01/25/2029	1,596,157
2,000,000	FNMA Connecticut Avenue Securities, Series 2016-C06 1M2 (1 Month LIBOR USD + 4.25%)	6.04%	04/25/2029	2,149,989
1,000,000	FNMA Connecticut Avenue Securities, Series 2017-C01 1M2 (1 Month LIBOR USD + 3.55%)	5.34%	07/25/2029	1,059,120
923,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	960,140
750,000	FNMA REMIC Trust, Series 2018-M8 A2#	3.33%	06/25/2028	799,627
743,803	FNMA REMIC Trust, Series 2018-M13 A1#	3.70%	09/25/2030	814,471
540,450	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	585,690
1,650,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU D^	4.10%	12/10/2036	1,678,018
1,750,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.58%	10/25/2039	1,808,116
780,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.67%	11/25/2049	800,573
1,500,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.29%	01/25/2051	1,605,480
1,500,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.05%	02/25/2051	1,571,907
2,000,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	2,082,691
566,906	GNMA, Pool# 723334X	5.00%	09/15/2039	631,174
596,280	GNMA REMIC Trust, Series 2006-47 ZA	5.00%	08/16/2036	651,889
1,024,885	GNMA REMIC Trust, Series 2014-45 B1#~	0.73%	07/16/2054	37,854
825,441	GNMA REMIC Trust, Series 2014-135 I0#~	0.79%	01/16/2056	37,229
772,171	GNMA REMIC Trust, Series 2015-172 I0#~	0.84%	03/16/2057	38,802
1,136,769	GNMA REMIC Trust, Series 2016-40 I0#~	0.72%	07/16/2057	54,132
932,831	GNMA REMIC Trust, Series 2016-56 I0#~	0.91%	11/16/2057	59,336
1,240,767	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	83,293
698,595	HPLY Trust, Series 2019-HIT D (1 Month LIBOR USD + 2.00%)^	3.74%	11/17/2036	699,778
500,000	IMT Trust, Series 2017-APTS DFL (1 Month LIBOR USD + 1.55%)^	3.29%	06/15/2034	499,858
1,000,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	3.34%	09/17/2029	1,001,281
1,500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	3.10%	07/15/2036	1,501,307
500,000	JPMCC, Series 2019-MFP E (1 Month LIBOR USD + 2.16%)^	3.90%	07/15/2036	501,316
500,000	KNDL Mortgage Trust, Series 2019-KNSQ D (1 Month LIBOR USD + 1.35%)^	3.09%	05/15/2036	500,269
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.37%	08/17/2034	392,781
750,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	735,953
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	2.74%	11/15/2034	275,253
925,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.14%	11/15/2034	925,911
781,000	MSC, Series 2017-CLS E (1 Month LIBOR USD + 1.95%)^	3.69%	11/15/2034	781,839

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 29.1% (Continued)
600,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	3.05%	12/15/2036	601,351
1,500,000	Velocity Commercial Capital Loan Trust, Series 2016-2 M1#	3.66%	10/25/2046	1,520,158
500,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	500,110
384,043	Velocity Commercial Capital Loan Trust, Series 2018-2 A#^	4.05%	10/25/2048	390,505
Total Mortgage Backed Securities (Cost $95,253,614)				96,915,565

Asset Backed Securities — 24.9%
320,000	American Homes 4 Rent, Series 2015-SFR1 D^	4.41%	04/18/2052	334,842
727,581	California Street CLO XII, Ltd., Series 2013-12A AR (3 Month LIBOR USD + 1.03%)^	3.03%	10/15/2025	727,661
600,000	CCG Receivables Trust, Series 2019-1 B^	3.22%	09/14/2026	612,185
1,375,000	CIFC Funding, Ltd., Series 2012-2RA B (3 Month LIBOR USD + 1.55%)^	3.52%	01/20/2028	1,350,897
1,000,000	Dell Equipment Finance Trust, Series 2018-1 C^	3.53%	06/22/2023	1,015,464
750,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	770,898
1,250,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	1,269,498
1,089,964	DLL LLC, Series 2019-DA1 A2^	2.79%	11/22/2021	1,093,493
1,100,000	Drive Auto Receivables Trust, Series 2018-2 D	4.14%	08/15/2024	1,122,630
700,000	Drive Auto Receivables Trust, Series 2018-3 D	4.30%	09/16/2024	718,202
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	1,015,183
1,000,000	DT Auto Owner Trust, Series 2018-3A D^	4.19%	07/15/2024	1,029,468
1,000,000	DT Auto Owner Trust, Series 2019-2A C^	3.18%	02/18/2025	1,012,820
500,000	DT Auto Owner Trust, Series 2019-2A D^	3.48%	02/18/2025	507,869
1,250,000	DT Auto Owner Trust, Series 2019-3A D^	2.96%	04/15/2025	1,251,632
1,500,000	DT Auto Owner Trust, Series 2018-2A E^	5.54%	06/16/2025	1,566,755
1,750,000	DT Auto Owner Trust, Series 2019-4A D^	2.85%	07/15/2025	1,752,484
1,250,000	Emerson Park CLO, Ltd., Series 2013-1A C1R (3 Month LIBOR USD + 2.15%)^	4.15%	07/15/2025	1,250,547
1,000,000	Exeter Automobile Receivables Trust, Series 2018-2A E^	5.33%	05/15/2025	1,041,371
1,500,000	Exeter Automobile Receivables Trust, Series 2019-3A D^	3.11%	08/15/2025	1,512,578
2,800,000	Exeter Automobile Receivables Trust 2019-2, Series 2019-2A D^	3.71%	03/17/2025	2,871,455
398,333	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	414,045
2,000,000	GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A AR2 (3 Month LIBOR USD + 1.07%)^	3.07%	01/21/2031	1,996,107
500,000	Great American Auto Leasing, Inc., Series 2019-1 B^	3.37%	02/18/2025	513,249
500,000	Great American Auto Leasing, Inc., Series 2019-1 C^	3.54%	02/17/2026	513,140
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	304,478
500,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	4.27%	01/20/2030	504,056
500,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	500,576
1,380,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	2.89%	12/19/2036	1,379,869
1,200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.19%	12/19/2036	1,202,209
998,535	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	3.54%	12/19/2036	1,001,367
2,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	2.99%	03/19/2037	2,197,732
999,863	Invitation Homes Trust, Series 2018-SFR1 E (1 Month LIBOR USD + 2.00%)^	3.74%	03/19/2037	1,002,321
1,000,000	Invitation Homes Trust, Series 2018-SFR2 B (1 Month LIBOR USD + 1.08%)^	2.82%	06/18/2037	995,362
1,500,000	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.45%)^	3.19%	06/18/2037	1,504,155
2,750,000	Madison Park Funding XII, Ltd., Series 2014-12A CR (3 Month LIBOR USD + 2.35%)^	4.32%	07/20/2026	2,757,595
750,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R (3 Month LIBOR USD + 1.50%)^	3.44%	01/27/2026	750,068
2,100,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	3.87%	04/20/2026	2,100,262
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	3.72%	07/21/2030	752,119
625,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	4.37%	07/22/2030	625,315
750,000	Magnetite XVI, Ltd., Series 2015-16A C2R (3 Month LIBOR USD + 1.60%)^	3.60%	01/18/2028	740,515
2,000,000	Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.17%	10/18/2030	2,000,003
410,563	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	3.41%	02/25/2044	411,330
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A AR (3 Month LIBOR USD + 0.80%)^	2.77%	10/20/2026	748,907
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A BR (3 Month LIBOR USD + 1.20%)^	3.17%	10/20/2026	743,489
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	2.97%	04/15/2031	1,981,592
1,000,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	4.10%	04/15/2026	1,000,048
1,500,000	Octagon Investment Partners XXIII, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 1.85%)^	3.85%	07/15/2027	1,476,188
1,125,000	OHA Credit Partners IX, Ltd., Series 2013-9A B1R (3 Month LIBOR USD + 1.46%)^	3.43%	10/20/2025	1,125,198
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	253,730

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 24.9% (Continued)
325,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	327,119
1,000,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	1,004,738
1,000,000	Oportun Funding VIII LLC, Series 2018-A B^	4.45%	03/08/2024	1,012,194
500,000	Oportun Funding VIII LLC, Series 2018-A C^	5.09%	03/08/2024	504,890
1,100,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,129,873
400,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	413,560
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	3.59%	07/30/2027	984,959
500,000	OZLM XV, Ltd., Series 2016-15A A2A (3 Month LIBOR USD + 2.10%)^	4.07%	01/22/2029	500,184
500,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	506,570
1,000,000	Prestige Auto Receivables Trust, Series 2019-1A D^	3.01%	08/15/2025	1,007,913
529,002	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	528,454
930,593	Progress Residential Trust, Series 2017-SFR1 A^	2.77%	08/17/2034	932,274
1,000,000	Progress Residential Trust, Series 2017-SFR1 D^	3.57%	08/17/2034	1,006,874
750,000	Progress Residential Trust, Series 2017-SFR2 C^	3.40%	12/19/2034	750,789
850,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	853,259
1,140,612	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	1,147,427
1,310,000	Santander Drive Auto Receivables Trust, Series 2018-3 D	4.07%	08/15/2024	1,344,946
550,000	Santander Drive Auto Receivables Trust, Series 2019-2 D	3.22%	07/15/2025	561,338
790,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	787,607
621,948	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.12%	07/17/2026	622,058
23,348	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	23,388
750,000	Sound Point CLO XIV, Ltd., Series 2016-3A C (3 Month LIBOR USD + 2.65%)^	4.58%	01/23/2029	739,746
127,798	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	134,788
1,000,000	Tesla Auto Lease Trust, Series 2018-B B^	4.12%	10/20/2021	1,022,502
1,250,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.04%	10/20/2028	1,249,989
500,000	United Auto Credit Securitization Trust, Series 2019-1 B^	3.03%	04/10/2024	503,310
1,125,000	United Auto Credit Securitization Trust, Series 2019-1 D^	3.47%	08/12/2024	1,137,322
1,000,000	Voya CLO, Ltd., Series 2019 1A C (3 Month LIBOR USD + 2.35%)^	4.35%	04/16/2029	989,495
688,010	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	695,079
1,260,000	Westlake Automobile Receivables Trust, Series 2018-2A D^	4.00%	01/16/2024	1,289,251
835,000	Westlake Automobile Receivables Trust, Series 2019-2A C^	2.84%	07/15/2024	840,917
1,000,000	Westlake Automobile Receivables Trust, Series 2019-2A D^	3.20%	11/15/2024	1,012,808
2,250,000	Westlake Automobile Receivables Trust 2019-3, Series 2019-3A D^	2.72%	11/15/2024	2,249,351
Total Asset Backed Securities (Cost $82,764,310)				83,137,929

U.S. Treasury Notes — 8.7%
10,000,000	United States Treasury Note	1.38%	02/29/2020	9,995,507
6,000,000	United States Treasury Note	1.50%	09/30/2021	5,991,797
13,000,000	United States Treasury Note	1.63%	11/15/2022	13,011,426
Total U.S. Treasury Notes (Cost $28,983,886)				28,998,730

Municipal Bonds — 2.7%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	319,670
3,500,000	District of Columbia#	4.64%	08/01/2038	3,500,000
250,000	District of Columbia#	4.95%	08/01/2038	250,000
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,499,460
800,000	North Texas Tollway Authority	8.91%	02/01/2030	804,456
2,000,000	Oregon Health & Science University	3.00%	07/01/2032	2,006,540
655,000	San Francisco Bay Area Rapid Transit District	3.15%	08/01/2037	662,362
Total Municipal Bonds (Cost $8,571,214)				9,042,488

Preferred Stocks — 0.2%
19,576	AGNC Investment Corp., Series C, 7.00% (Fixed until 10/15/2022, then 3 Month LIBOR + 5.11%)			507,997
10,000	Annaly Capital Management, Inc., Series G, 6.50% (Fixed until 03/31/2023, then 3 Month LIBOR + 4.17%)			252,500
Total Preferred Stocks (Cost $745,293)				760,497

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par
Value/Shares	Security Description	Value $
Short-Term Investments — 1.7%

Money Market Funds — 1.2%
4,079,314	First American Government Obligations Fund — Class Z, 1.47%*	4,079,314
U.S. Treasury Bills — 0.5%
1,550,000	United States Treasury Bill, 1.75%†	1,549,925
Total Short-Term Investments (Cost $5,629,239)		5,629,239
Total Investments — 98.0% (Cost $321,271,044)		326,769,084
Other Assets in Excess of Liabilities — 2.0%		6,501,848
NET ASSETS — 100.0%		$333,270,932

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	30.7%
Mortgage Backed Securities	29.1%
Asset Backed Securities	24.9%
U.S. Treasury Notes	8.7%
Municipal Bonds	2.7%
Money Market Funds	1.2%
U.S. Treasury Bills	0.5%
Preferred Stocks	0.2%
Other Assets and Liabilities	2.0%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	140	03/31/2020	$30,199,084	$30,170,000	$(29,084)
U.S. Treasury 5-Year Note Futures	316	03/31/2020	37,625,226	37,480,563	(144,663)
U.S. Treasury 10-Year Note Futures	49	03/20/2020	6,348,030	6,292,672	(55,358)
U.S. Treasury 10-Year Ultra Note Futures	217	03/20/2020	30,899,800	30,532,578	(367,222)
U.S. Treasury Long Bond Futures	122	03/20/2020	19,390,009	19,020,562	(369,447)
U.S. Treasury Ultra Bond Futures	118	03/20/2020	21,993,887	21,435,438	(558,449)
			$146,456,036	$144,931,813	$(1,524,223)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Strategic Bond Fund – Investor Shares (the “Fund”) increased 2.55% in value. During the same period, the ICE BofAML 0-3 Month US Treasury Bill Index (the “Index), the Fund’s primary benchmark, increased 0.98%. The Fund also outperformed the 2.45% return of its secondary benchmark, the Bloomberg Barclays US Aggregate Bond Index.

Credit continued to perform well in the second half of calendar 2019.  Nearly the entire period was characterized by strong overall performance of both rates and credit instruments.  However, the path was not straight.  Rates did bottom toward the beginning of September and gradually rose through December. And after underperforming for several months, lower-rated bonds began rallying into calendar year-end.  The Fund’s attractive yield, the performance of its credit instruments, in particular corporate high yield bonds, and the low duration helped deliver the outperformance and the stability throughout the first six months of the fiscal year.

The Fund’s strategy is founded upon deep credit research that in turn feeds our proprietary, factor-based risk pricing models. We believe that this is a process that helps us to consistently identify individual securities offering the best risk-adjusted return. We analyze investment ideas using rigorous underwriting standards and fundamental analysis to identify, assess, and price a bond’s risks.  Our methodology allows us to compare the relative value of bonds across multiple sectors, using our process to adjust for both the impairment risk and interest rate risk. This thereby helps drive our capital allocation decisions from the bottom-up.  Idiosyncratic risks are mitigated by the strict application of a sizing model focused on a bond’s estimated downside.

The Fund attempts to mitigate duration risks in order to reduce its correlation to general interest rate movements.  As such, the Fund has been managed with a duration of just over 1.0 over the past six months. As we have previously stated, we are not attempting to generate meaningful alpha by making a bet on the direction of interest rates.  Instead, we aim to keep our sensitivity to interest rates low by buying shorter-dated bonds, using hedges such as Treasury futures, and by purchasing floating rate instruments.  Floating rate debt comprised approximately 55% of Fund assets at period-end.

The Fund’s gain over the first six months was driven mainly by income, with a slight gain in principal due to the strong market and individual bond selection.  Our average exposure to corporates fell slightly during the period, but did fluctuate intra-period.  We added to high yield in the July through August time frame when we were able to identify value in the new issue market.  We subsequently paired high yield exposure back as spreads tightened into calendar year end.  That said, we ended the period with over 20% exposure to high yield, and this was the largest contributor to performance.  The Fund’s exposure to investment grade-rated corporate bonds averaged in mid- to high-single digits and declined slightly throughout the period as we allocated to sectors with better relative value.  Corporate bonds were the best performing sector in the six months ended December 31, 2019, returning roughly 5% over that period.

Structured products continue to comprise the majority of our holdings, but the composition thereof evolves based on relative value.  Beginning in August, we began increasing our exposure to credit risk transfer securities (CRTs), also known as GSE risk-sharing securities.  These are notes sold by Freddie Mac and Fannie Mae that are designed to share the risk of loss in agency-backed residential mortgage pools.  We began building this opportunistic position in August and continued throughout the period following the meaningful drop in interest rates that began in earnest in May. As rates fell precipitously, investors began to price in much higher prepayment speeds in the underlying residential mortgages in anticipation of heavier refinancing activity.  Most of these bonds had been trading at very high dollar prices, which fell drastically to levels that we believed offered compelling relative value at reasonable prepayment assumptions.  Our allocation to this sector rose to over 10% into December and was the second-best performing sector in the period. We funded this trade by selling low-yielding investment grade corporate bonds and by allowing for attrition in our CLO and auto ABS allocations. All of our structured finance allocations generated positive returns of between 1.7% and 3.2% over the past six months.  We continue to believe that structured products are instrumental in helping us improve the overall credit quality of the portfolio, enhance returns, reduce duration, and provide diversification.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2019

Our investment process is focused on maximizing risk-adjusted return through the disciplined application of a deep due diligence process and proprietary risk pricing models designed to optimize capital allocation decisions. Our process is designed to facilitate consistently better decision-making, grounded in our thorough understanding of each investment’s cash flow profile, liquidity, structural terms, and enterprise value coverage.  We believe that adhering to this process can continue to add value whether credit is widening or tightening, and should be a key driver of outperformance through market and business cycles.

Sincerely,

Robert H. Snyder
Co-Portfolio Manager

Thomas D.D. Graff, CFA
Co-Portfolio Manager

Past performance is not a guarantee of future results. Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, a non-diversified fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 38.9%
225,000	AmeriCredit Automobile Receivables Trust, Series 2017-3 D	3.18%	07/18/2023	228,634
1,000,000	Apidos CLO XVI, Series 2013-16A CR (3 Month LIBOR USD + 3.00%)^	4.97%	01/21/2025	1,000,906
2,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2013-4A A1RR (3 Month LIBOR USD + 1.00%)^	3.00%	01/15/2031	1,982,910
2,000,000	Carlyle US CLO, Ltd., Series 2017-2A A1B (3 Month LIBOR USD + 1.22%)^	3.19%	07/21/2031	1,997,328
1,000,000	CBAM, Ltd., Series 2017-1A B (3 Month LIBOR USD + 1.80%)^	3.77%	07/22/2030	1,000,067
636,000	CCG Receivables Trust, Series 2019-1 B^	3.22%	09/14/2026	648,916
1,375,000	CIFC Funding, Ltd., Series 2012-2RA B (3 Month LIBOR USD + 1.55%)^	3.52%	01/20/2028	1,350,897
750,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	770,898
1,250,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	1,269,498
2,025,000	Drive Auto Receivables Trust, Series 2018-2 D	4.14%	08/15/2024	2,066,660
700,000	Drive Auto Receivables Trust, Series 2018-3 D	4.30%	09/16/2024	718,203
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	1,015,183
1,000,000	DT Auto Owner Trust, Series 2018-3A D^	4.19%	07/15/2024	1,029,468
500,000	DT Auto Owner Trust, Series 2019-2A D^	3.48%	02/18/2025	507,869
1,500,000	DT Auto Owner Trust, Series 2018-2A E^	5.54%	06/16/2025	1,566,755
1,000,000	DT Auto Owner Trust, Series 2019-2A E^	4.46%	05/15/2026	1,021,913
1,550,000	Emerson Park CLO, Ltd., Series 2013-1A C1R (3 Month LIBOR USD + 2.15%)^	4.15%	07/15/2025	1,550,678
2,150,000	Exeter Automobile Receivables Trust, Series 2018-1A E^	4.64%	10/15/2024	2,200,354
1,062,000	Exeter Automobile Receivables Trust, Series 2018-2A E^	5.33%	05/15/2025	1,105,936
265,555	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	276,030
1,000,000	GoldenTree Loan Management CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.20%)^	4.17%	04/20/2029	992,781
2,000,000	GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A AR2 (3 Month LIBOR USD + 1.07%)^	3.07%	01/21/2031	1,996,107
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	304,478
1,000,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	4.27%	01/20/2030	1,008,113
1,975,000	Highbridge Loan Management, Ltd., Series 2013-2A A2R (3 Month LIBOR USD + 1.63%)^	3.59%	10/20/2029	1,963,622
300,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	2.89%	12/19/2036	299,971
1,200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.19%	12/19/2036	1,202,209
1,388,962	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	3.54%	12/19/2036	1,392,901
1,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	2.99%	03/19/2037	1,198,763
999,863	Invitation Homes Trust, Series 2018-SFR1 E (1 Month LIBOR USD + 2.00%)^	3.74%	03/19/2037	1,002,321
500,000	Invitation Homes Trust, Series 2018-SFR2 B (1 Month LIBOR USD + 1.08%)^	2.82%	06/18/2037	497,681
1,400,000	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.45%)^	3.19%	06/18/2037	1,403,878
930,000	LCM XXV, Ltd., Series 2017-25A C2 (3 Month LIBOR USD + 2.30%)^	4.27%	07/22/2030	905,187
2,750,000	Madison Park Funding XII, Ltd., Series 2014-12A CR (3 Month LIBOR USD + 2.35%)^	4.32%	07/20/2026	2,757,595
750,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R (3 Month LIBOR USD + 1.50%)^	3.44%	01/27/2026	750,068
2,200,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	3.87%	04/20/2026	2,200,275
2,000,000	Madison Park Funding XVI, Ltd., Series 2015-16A C (3 Month LIBOR USD + 3.70%)^	5.67%	04/20/2026	2,006,577
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	3.72%	07/21/2030	752,119
700,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	4.37%	07/22/2030	700,353
1,000,000	Madison Park Funding XXV, Ltd., Series 2017-25A B (3 Month LIBOR USD + 2.35%)^	4.29%	04/25/2029	997,949
750,000	Magnetite XVI, Ltd., Series 2015-16A C2R (3 Month LIBOR USD + 1.60%)^	3.60%	01/18/2028	740,515
2,000,000	Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.17%	10/18/2030	2,000,003
410,563	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	3.41%	02/25/2044	411,330
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A AR (3 Month LIBOR USD + 0.80%)^	2.77%	10/20/2026	748,907
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A BR (3 Month LIBOR USD + 1.20%)^	3.17%	10/20/2026	743,489
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	2.97%	04/15/2031	1,981,592
2,000,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	4.10%	04/15/2026	2,000,096
1,500,000	Octagon Investment Partners XXIII, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 1.85%)^	3.85%	07/15/2027	1,476,188
1,125,000	OHA Credit Partners IX, Ltd., Series 2013-9A B1R (3 Month LIBOR USD + 1.46%)^	3.43%	10/20/2025	1,125,198
750,000	OHA Credit Partners IX, Ltd., Series 2013-9A DR (3 Month LIBOR USD + 3.30%)^	5.27%	10/20/2025	750,641
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	253,730
325,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	327,119
1,000,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	1,004,738
1,000,000	Oportun Funding VIII LLC, Series 2018-A B^	4.45%	03/08/2024	1,012,194
500,000	Oportun Funding VIII LLC, Series 2018-A C^	5.09%	03/08/2024	504,890
1,500,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,540,736

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 38.9% (Continued)
400,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	413,560
206,029	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A3^	2.45%	12/10/2021	206,307
99,405	OSCAR U.S. Funding Trust VIII LLC, Series 2018-1A A2B (1 Month LIBOR USD + 0.49%)^	2.21%	04/12/2021	99,438
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	3.59%	07/30/2027	984,959
500,000	OZLM XV, Ltd., Series 2016-15A A2A (3 Month LIBOR USD + 2.10%)^	4.07%	01/22/2029	500,184
900,000	Palmer Square Loan Funding, Ltd., Series 2017-1A B (3 Month LIBOR USD + 1.70%)^	3.70%	10/15/2025	900,015
1,000,000	Palmer Square Loan Funding, Ltd., Series 2019-3A C (3 Month LIBOR USD + 3.40%)^	5.30%	08/20/2027	1,004,971
500,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	506,570
740,000	Prestige Auto Receivables Trust, Series 2019-1A C^	2.70%	10/15/2024	744,730
400,699	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	400,284
1,000,000	Progress Residential Trust, Series 2017-SFR1 D^	3.57%	08/17/2034	1,006,874
800,000	Progress Residential Trust, Series 2017-SFR2 D^	3.60%	12/19/2034	801,508
850,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	853,259
998,785	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	1,004,753
550,000	Santander Drive Auto Receivables Trust, Series 2019-2 D	3.22%	07/15/2025	561,338
639,952	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.12%	07/17/2026	640,065
23,348	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	23,388
1,750,000	Sound Point CLO XI, Ltd., Series 2016-1A CR (3 Month LIBOR USD + 2.25%)^	4.22%	07/20/2028	1,749,969
750,000	Sound Point CLO XIV, Ltd., Series 2016-3A C (3 Month LIBOR USD + 2.65%)^	4.58%	01/23/2029	739,746
180,846	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	190,738
2,000,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.04%	10/20/2028	1,999,982
975,000	United Auto Credit Securitization Trust, Series 2019-1 C^	3.16%	08/12/2024	982,587
1,125,000	United Auto Credit Securitization Trust, Series 2019-1 D^	3.47%	08/12/2024	1,137,322
1,000,000	Voya CLO, Ltd., Series 2019 1A C (3 Month LIBOR USD + 2.35%)^	4.35%	04/16/2029	989,495
1,500,000	Voya CLO, Ltd., Series 2013-1A A2R (3 Month LIBOR USD + 1.55%)^	3.55%	10/15/2030	1,483,779
688,010	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	695,079
1,300,000	Westlake Automobile Receivables Trust, Series 2019-2A E^	4.02%	04/15/2025	1,307,676
Total Asset Backed Securities (Cost $85,997,904)				86,191,993

Mortgage Backed Securities — 29.2%
400,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	3.09%	09/15/2034	399,437
1,410,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY D (1 Month LIBOR USD + 1.70%)^	3.44%	09/15/2034	1,414,282
2,483,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ D (1 Month LIBOR USD + 1.95%)^	3.69%	04/15/2036	2,492,024
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	2.86%	03/16/2037	398,694
350,000	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	2.64%	11/15/2035	350,108
1,400,000	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	3.04%	11/15/2035	1,401,747
2,160,000	BX Commercial Mortgage Trust, Series 2019-XL F (1 Month LIBOR USD + 2.00%)^	3.74%	10/15/2036	2,164,271
2,283,858	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	3.34%	07/15/2032	2,287,388
2,283,858	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	3.89%	07/15/2032	2,280,928
1,000,000	CORE Mortgage Trust, Series 2019-CORE D (1 Month LIBOR USD + 1.65%)^	3.39%	12/15/2031	1,000,449
2,000,000	CSMC, Series 2019-ICE4 E (1 Month LIBOR USD + 2.15%)^	3.89%	05/15/2036	2,005,830
2,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	2,083,579
804,123	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	123,136
1,303,367	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	137,060
335,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	329,137
983,415	FHLMC STACR, Series 2013-DN2 M2 (1 Month LIBOR USD + 4.25%)	6.04%	11/27/2023	1,060,583
685,063	FHLMC STACR, Series 2014-DN1 M2 (1 Month LIBOR USD + 2.20%)	3.99%	02/26/2024	692,683
649,104	FHLMC STACR, Series 2014-DN3 M3 (1 Month LIBOR USD + 4.00%)	5.79%	08/26/2024	692,116
1,125,000	FHLMC STACR, Series 2015-HQA2 M3 (1 Month LIBOR USD + 4.80%)	6.59%	05/25/2028	1,214,185
1,000,000	FHLMC STACR, Series 2016-DNA3 M3 (1 Month LIBOR USD + 5.00%)	6.79%	12/26/2028	1,091,235
1,500,000	FHLMC STACR, Series 2016-DNA4 M3 (1 Month LIBOR USD + 3.80%)	5.59%	03/25/2029	1,596,927
490,879	FHLMC STACR, Series 2016-HQA3 M2 (1 Month LIBOR USD + 1.35%)	3.14%	03/26/2029	492,820
1,500,000	FHLMC STACR, Series 2017-DNA1 M2 (1 Month LIBOR USD + 3.25%)	5.04%	07/25/2029	1,577,957
1,000,000	FHLMC STACR, Series 2017-HQA1 M2 (1 Month LIBOR USD + 3.55%)	5.34%	08/27/2029	1,051,168
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 29.2% (Continued)
1,000,000	FHLMC STACR, Series 2017-DNA2 M2 (1 Month LIBOR USD + 3.45%)	5.24%	10/25/2029	1,066,228
1,515,501	FHLMC STACR, Series 2017-HQA3 M2 (1 Month LIBOR USD + 2.35%)	4.14%	04/25/2030	1,542,766
4,073,822	FHMS, Series K-021 X1#~	1.43%	06/25/2022	122,094
1,966,202	FHMS, Series K-721 X1#~	0.33%	08/25/2022	15,407
2,479,808	FHMS, Series K-023 X1#~	1.24%	08/25/2022	69,143
2,352,172	FHMS, Series K-722 X1#~	1.31%	03/25/2023	79,256
10,295,927	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	155,727
4,513,836	FHMS, Series K-038 X1#~	1.13%	03/25/2024	180,107
8,000,000	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	348,205
10,393,953	FHMS, Series K-734 X1#~	0.65%	02/25/2026	359,965
6,997,228	FHMS, Series K-735 X1#~	0.97%	05/25/2026	376,973
8,499,333	FHMS, Series K-736 X1#~	1.31%	07/25/2026	607,100
672,519	FHMS, Series K-058 X1#~	0.93%	08/25/2026	35,456
3,000,000	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	194,672
1,381,459	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	66,259
7,499,942	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	496,912
9,947,285	FHMS, Series K-070 X1#~	0.33%	11/25/2027	237,632
697,238	FHMS, Series Q-006 APT1#	2.63%	04/25/2028	695,199
4,991,059	FHMS, Series K-087 X1#~	0.36%	12/25/2028	151,248
4,500,000	FHMS, Series K-103 X1#~	0.76%	11/25/2029	243,130
720,970	FHMS, Series Q-004 A2H#	2.98%	01/25/2046	725,918
210,203	FNMA, Pool# AB9392	2.50%	05/01/2023	212,133
146,059	FNMA, Pool# 813714 (1 Year CMT Rate + 1.94%)	3.58%	01/01/2035	152,316
159,332	FNMA, Pool# 815323 (6 Month LIBOR USD + 1.53%)	3.61%	01/01/2035	164,709
44,503	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.69%)	4.71%	03/01/2037	46,762
165,305	FNMA, Pool# 915191 (12 Month LIBOR USD + 1.70%)	4.58%	04/01/2037	174,096
299,059	FNMA, Pool# AL6262 (1 Year CMT Rate + 2.42%)	4.56%	04/01/2038	307,653
87,935	FNMA, Pool# 965184 (12 Month LIBOR USD + 1.61%)	3.86%	09/01/2038	91,305
254,462	FNMA, Pool# 947512 (12 Month LIBOR USD + 1.75%)	4.00%	09/01/2047	267,851
1,663,221	FNMA Connecticut Avenue Securities, Series 2014-C01 M2 (1 Month LIBOR USD + 4.40%)	6.19%	01/25/2024	1,808,773
1,380,513	FNMA Connecticut Avenue Securities, Series 2014-C02 1M2 (1 Month LIBOR USD + 2.60%)	4.39%	05/28/2024	1,438,593
1,704,323	FNMA Connecticut Avenue Securities, Series 2014-C02 2M2 (1 Month LIBOR USD + 2.60%)	4.39%	05/28/2024	1,767,493
826,307	FNMA Connecticut Avenue Securities, Series 2014-C03 2M2 (1 Month LIBOR USD + 2.90%)	4.69%	07/25/2024	861,752
1,254,424	FNMA Connecticut Avenue Securities, Series 2014-C03 1M2 (1 Month LIBOR USD + 3.00%)	4.79%	07/25/2024	1,320,489
889,689	FNMA Connecticut Avenue Securities, Series 2014-C04 1M2 (1 Month LIBOR USD + 4.90%)	6.69%	11/25/2024	977,862
1,500,000	FNMA Connecticut Avenue Securities, Series 2016-C04 1M2 (1 Month LIBOR USD + 4.25%)	6.04%	01/25/2029	1,596,157
2,000,000	FNMA Connecticut Avenue Securities, Series 2016-C06 1M2 (1 Month LIBOR USD + 4.25%)	6.04%	04/25/2029	2,149,989
1,000,000	FNMA Connecticut Avenue Securities, Series 2017-C01 1M2 (1 Month LIBOR USD + 3.55%)	5.34%	07/25/2029	1,059,120
540,450	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	585,690
1,650,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU D^	4.10%	12/10/2036	1,678,018
780,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.67%	11/25/2049	800,573
90,000	FREMF Mortgage Trust, Series 2011-K10 B#^	4.62%	11/25/2049	91,476
169,456	GNMA, Pool# 004527M	5.00%	09/20/2024	185,633
522,604	GNMA REMIC Trust, Series 2014-45 B1#~	0.73%	07/16/2054	19,302
412,720	GNMA REMIC Trust, Series 2014-135 I0#~	0.79%	01/16/2056	18,614
386,086	GNMA REMIC Trust, Series 2015-172 I0#~	0.84%	03/16/2057	19,401
568,384	GNMA REMIC Trust, Series 2016-40 I0#~	0.72%	07/16/2057	27,066
464,557	GNMA REMIC Trust, Series 2016-56 I0#~	0.91%	11/16/2057	29,550
620,384	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	41,647
698,595	HPLY Trust, Series 2019-HIT D (1 Month LIBOR USD + 2.00%)^	3.74%	11/17/2036	699,778
510,000	IMT Trust 2017-APTS, Series 2017-APTS DFL (1 Month LIBOR USD + 1.55%)^	3.29%	06/15/2034	509,855
1,050,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	3.10%	07/15/2036	1,050,915
1,000,000	JPMCC, Series 2019-MFP E (1 Month LIBOR USD + 2.16%)^	3.90%	07/15/2036	1,002,632
1,000,000	KNDL Mortgage Trust, Series 2019-KNSQ D (1 Month LIBOR USD + 1.35%)^	3.09%	05/15/2036	1,000,537
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.37%	08/17/2034	392,781
750,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	735,953

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 29.2% (Continued)
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	2.74%	11/15/2034	275,253
925,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.14%	11/15/2034	925,911
790,000	MSC, Series 2017-CLS E (1 Month LIBOR USD + 1.95%)^	3.69%	11/15/2034	790,848
2,214,000	Velocity Commercial Capital Loan Trust, Series 2016-2 M1#	3.66%	10/25/2046	2,243,753
500,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	500,110
384,043	Velocity Commercial Capital Loan Trust, Series 2018-2 A#^	4.05%	10/25/2048	390,505
Total Mortgage Backed Securities (Cost $63,749,316)				64,519,995

Corporate Bonds & Notes — 25.5%
800,000	Allison Transmission, Inc.^	5.00%	10/01/2024	820,992
500,000	Core & Main Holdings L.P. (PIK 9.38%)^	8.63%	09/15/2024	521,457
1,000,000	Delphi Technologies PLC^	5.00%	10/01/2025	927,500
3,500,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	3,295,320
3,200,000	Enterprise Products Operating LLC (Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	3,164,864
2,700,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	2,817,004
3,350,000	frontdoor, Inc.^	6.75%	08/15/2026	3,661,039
1,000,000	Hasbro, Inc.	3.55%	11/19/2026	1,008,520
1,050,000	H-Food Holdings LLC^	8.50%	06/01/2026	985,133
1,100,000	JC Penney Corp., Inc.^	5.88%	07/01/2023	945,989
2,000,000	KeHE Distributors LLC^	8.63%	10/15/2026	2,098,750
1,610,000	Lamar Media Corp.	5.75%	02/01/2026	1,709,417
460,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	440,880
1,000,000	Lear Corp.	4.25%	05/15/2029	1,034,599
750,000	Mauser Packaging Solutions Holding Co.^	7.25%	04/15/2025	742,492
2,500,000	Mercer International, Inc.	7.38%	01/15/2025	2,698,412
400,000	Mercer International, Inc.	5.50%	01/15/2026	408,010
1,500,000	Morgan Stanley	2.63%	11/17/2021	1,518,438
3,000,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.88%	07/22/2022	3,028,992
1,000,000	MPLX L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.65%)	6.88%	08/15/2023	1,010,000
2,250,000	Nathan’s Famous, Inc.^	6.63%	11/01/2025	2,306,250
1,026,000	Neenah, Inc.^	5.25%	05/15/2021	1,028,565
2,250,000	NextEra Energy Capital Holdings, Inc.
	(Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	2,328,188
1,500,000	NXP BV^	4.13%	06/01/2021	1,538,459
1,750,000	Olin Corp.	5.63%	08/01/2029	1,851,588
2,500,000	Outfront Media Capital LLC^	4.63%	03/15/2030	2,548,375
2,280,000	ServiceMaster Co. LLC	7.45%	08/15/2027	2,582,892
2,100,000	Titan International, Inc.	6.50%	11/30/2023	1,801,622
400,000	TransDigm, Inc.^	5.50%	11/15/2027	405,232
2,575,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	2,756,795
1,000,000	Vulcan Materials Co. (3 Month LIBOR USD + 0.60%)	2.49%	06/15/2020	1,001,103
1,300,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	1,359,670
1,000,000	William Carter Co.^	5.63%	03/15/2027	1,077,323
1,100,000	Zimmer Biomet Holdings, Inc. (3 Month LIBOR USD + 0.75%)	2.65%	03/19/2021	1,100,115
Total Corporate Bonds & Notes (Cost $54,925,599)				56,523,985

Municipal Bonds — 1.8%
2,500,000	District of Columbia#	4.64%	08/01/2038	2,500,000
250,000	District of Columbia#	4.95%	08/01/2038	250,000
225,000	North Texas Tollway Authority	8.91%	02/01/2030	226,253
500,000	Public Finance Authority^	5.00%	09/01/2030	543,405
450,000	Washington State Housing Finance Commission^	4.00%	01/01/2024	457,745
5,000	Yamhill County Oregon Hospital Authority	3.50%	11/15/2020	5,020
Total Municipal Bonds (Cost $3,804,167)				3,982,423

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Preferred Stocks — 0.5%
29,576	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)	767,497
10,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)	252,500
Total Preferred Stocks (Cost $1,002,293)		1,019,997
Short-Term Investments — 3.2%
Money Market Funds — 3.2%
7,144,444	First American Government Obligations Fund — Class Z, 1.47%*	7,144,444
Total Short-Term Investments (Cost $7,144,444)		7,144,444
Total Investments — 99.1% (Cost $216,623,723)		219,382,837
Other Assets in Excess of Liabilities — 0.9%		2,006,550
NET ASSETS — 100.0%		$221,389,387

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK –
Payment-in-kind security.  The issuer may make payments of interest in cash or by payment-in-kind.  A payment-in-kind occurs when the security holder receives additional par value of the security rather than cash.

~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Asset Backed Securities	38.9%
Mortgage Backed Securities	29.2%
Corporate Bonds & Notes	25.5%
Money Market Funds	3.2%
Municipal Bonds	1.8%
Preferred Stocks	0.5%
Other Assets and Liabilities	0.9%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Sustainable Bond Fund – Investor Shares (the “Fund”) increased 2.23% in value. During the same period, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 2.45%.

The Fund aims to generate performance primarily through individual security selection that augments fundamental credit analysis with integrated ESG research. The Fund seeks to identify and invest in issuers whose ESG characteristics strengthen their credit profiles, as well as issuers whose use of proceeds create positive environmental and social impacts. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward, as opposed to any particular macroeconomic forecast.

For most of the last ten years, fixed income investors have been awaiting the “normalization” of interest rates. However, in 2019 the U.S. Federal Reserve not only backed off continued rate hikes, but actually started cutting rates. This may well go down as a seminal time in the history of central banking. To describe rates as “normalizing” one must have a concept of what is “normal.” We are no longer sure that such a concept is relevant for the bond market.

Interest rate positioning relative to the benchmark is a very minor part of our process. However, we believe this shift does change how we should think about risk cycles. There is an old adage: “Bull markets don’t die of old age, the Fed kills them.” This is a glib way of saying that the Fed often hikes too far when the economy is good, thus killing the expansion and ultimately resulting in a weak stock market. But that was in a world where the Fed tried to pre-empt inflation when unemployment fell too low. If the Fed is only going to tighten in response to actual inflation, logically expansions can last longer than they might have previously.

This is not to say that recessions are a thing of the past. However the last ten years in credit investing have mostly been either “risk on” or “risk off” in the market. When it was risk on, everything with risk performed well, and when it was risk-off, the opposite was true. This shift in Fed mentality could lead to a market where micro factors matters more than top-down macroeconomic risk factors. For a firm that focuses on individual bond selection, this would certainly be a welcomed change.

Our overweight of corporate bonds was a positive for the period, since this was the best performing of the major U.S. bond sectors. Our individual picks performed about the same as the credit market broadly after adjusting for duration.

Mortgage positions were a bit of a detractor. We have been meaningfully underweight this sector for all of 2019 and for the whole period it has been a positive contributor. We still believe these bonds are poorly priced for any kind of interest rate volatility. However, during this period MBS performed well, especially during the fourth quarter, detracting a bit from performance.

Looking forward, 2020 began very differently than 2019. While there is reasonable optimism that the long expansion should continue into the new year, the credit markets are also pricing in all that optimism. This is a time to stay focused on each bond’s downside analysis and not reach for yield. We believe by maintaining that focus, our portfolios should be well positioned to perform in any macroeconomic environment.

We are in the process of completing our 2nd annual Impact Report on the Fund and we look forward to hearing feedback and continuing to enhance our reporting efforts.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Amy Hauter, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 38.2%
1,370,000	Alexandria Real Estate Equities, Inc.	3.80%	04/15/2026	1,465,877
700,000	Allison Transmission, Inc.^	4.75%	10/01/2027	728,243
2,055,000	American Tower Corp.	3.13%	01/15/2027	2,105,378
2,055,000	Analog Devices, Inc.	3.90%	12/15/2025	2,210,968
1,370,000	AstraZeneca PLC	3.38%	11/16/2025	1,457,234
2,740,000	Bank of America Corp. (Fixed until 10/22/2024, then 3 Month LIBOR USD + 0.87%)	2.46%	10/22/2025	2,760,198
1,715,000	Boston Properties L.P.	3.65%	02/01/2026	1,818,872
790,000	Children’s Hospital Corp.	4.12%	01/01/2047	897,387
1,370,000	Cigna Corp.^	4.50%	02/25/2026	1,505,372
1,370,000	Clorox Co.	3.10%	10/01/2027	1,413,763
2,399,000	Conservation Fund	3.47%	12/15/2029	2,394,797
2,055,000	CVS Health Corp.	4.30%	03/25/2028	2,246,799
1,715,000	Digital Realty Trust L.P.	3.95%	07/01/2022	1,786,352
685,000	Graphic Packaging International LLC^	4.75%	07/15/2027	734,901
2,055,000	Hasbro, Inc.	3.50%	09/15/2027	2,048,458
606,000	Hexcel Corp.	3.95%	02/15/2027	632,812
1,370,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	1,473,387
610,000	KeHE Distributors LLC^	8.63%	10/15/2026	640,119
2,055,000	Keysight Technologies, Inc.	4.60%	04/06/2027	2,281,084
1,400,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	1,341,809
2,055,000	Marvell Technology Group, Ltd.	4.88%	06/22/2028	2,272,694
765,000	Mauser Packaging Solutions Holding Co.^	7.25%	04/15/2025	757,342
1,370,000	NextEra Energy Capital Holdings, Inc.
	(Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	1,417,608
2,740,000	Northwell Healthcare, Inc.	4.26%	11/01/2047	2,951,940
2,055,000	NXP BV^	3.88%	06/18/2026	2,183,050
1,370,000	Regency Centers L.P.	3.75%	06/15/2024	1,440,333
1,365,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	1,429,591
2,055,000	Trimble, Inc.	4.90%	06/15/2028	2,246,820
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	936,967
2,055,000	Verisk Analytics, Inc.	4.00%	06/15/2025	2,214,502
2,055,000	Verizon Communications, Inc.	3.88%	02/08/2029	2,268,782
1,835,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	1,919,226
Total Corporate Bonds & Notes (Cost $51,943,704)				53,982,665

Mortgage Backed Securities — 31.5%
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	2.99%	12/15/2037	501,664
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	3.19%	12/15/2037	501,672
913,543	CGDBB Commercial Mortgage Trust, Series 2017-BIOC B (1 Month LIBOR USD + 0.97%)^	2.71%	07/15/2032	912,611
1,370,315	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	3.34%	07/15/2032	1,372,433
456,772	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	3.89%	07/15/2032	456,186
750,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	3.04%	12/15/2031	749,844
500,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	3.17%	05/15/2036	500,873
750,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	3.34%	05/15/2036	751,530
105,692	FHLMC STACR, Series 2014-HQ2 M2 (1 Month LIBOR USD + 2.20%)	3.99%	09/25/2024	106,969
170,149	FHLMC STACR, Series 2015-HQA2 M2 (1 Month LIBOR USD + 2.80%)	4.59%	05/25/2028	171,071
1,000,000	FHLMC STACR, Series 2015-HQA2 M3 (1 Month LIBOR USD + 4.80%)	6.59%	05/25/2028	1,079,276
446,795	FHLMC STACR, Series 2016-HQA3 M2 (1 Month LIBOR USD + 1.35%)	3.14%	03/26/2029	448,562
600,000	FHLMC STACR, Series 2017-HQA1 M2 (1 Month LIBOR USD + 3.55%)	5.34%	08/27/2029	630,701
947,188	FHLMC STACR, Series 2017-HQA3 M2 (1 Month LIBOR USD + 2.35%)	4.14%	04/25/2030	964,229
197,400	FHMS, Series K-W01 A1	2.59%	05/25/2025	201,661
600,000	FHMS, Series K-G01 A7	2.88%	04/25/2026	617,739
592,054	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	28,397
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	312,565
784,393	FHMS, Series Q-006 APT1#	2.63%	04/25/2028	782,099
640,355	FHMS, Series K-W04 A (1 Month LIBOR USD + 0.24%)	1.94%	09/25/2028	632,146
5,500,000	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	368,578

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 31.5% (Continued)
6,250,000	FHMS, Series K-G02 X1#~	1.14%	08/25/2029	495,136
337,311	FHMS, Series Q-004 A2H#	2.98%	01/25/2046	339,626
669,690	FHMS, Series Q-010 APT1#	2.80%	04/25/2046	674,226
1,028,724	FHMS, Series Q-007 APT1#	2.98%	10/25/2047	1,047,179
874,139	FNMA, Pool# BJ4049	4.00%	05/01/2048	915,852
164,124	FNMA, Pool# BJ4052	4.50%	05/01/2048	175,367
264,356	FNMA, Pool# BJ4051	4.50%	05/01/2048	284,992
195,407	FNMA, Pool# BJ4050	4.50%	05/01/2048	213,852
195,958	FNMA, Pool# BK5105	5.50%	05/01/2048	215,581
195,438	FNMA, Pool# BJ4057	4.50%	06/01/2048	206,927
176,399	FNMA, Pool# BK8032	5.50%	06/01/2048	194,063
208,519	FNMA, Pool# BJ4062	4.50%	07/01/2048	220,765
192,296	FNMA, Pool# BJ4061	4.50%	07/01/2048	203,678
244,785	FNMA, Pool# BJ4060	4.50%	07/01/2048	267,954
922,753	FNMA, Pool# BJ4067	4.50%	08/01/2048	976,719
814,068	FNMA, Pool# BJ4070	4.00%	09/01/2048	852,846
245,330	FNMA, Pool# BJ4072	4.50%	09/01/2048	264,406
257,126	FNMA, Pool# BJ4073	4.50%	09/01/2048	273,191
189,054	FNMA, Pool# BJ4075	5.00%	09/01/2048	205,715
175,096	FNMA, Pool# BN0202	5.50%	09/01/2048	192,472
490,622	FNMA, Pool# BJ4078	4.50%	10/01/2048	521,099
446,250	FNMA, Pool# BJ4079	5.00%	10/01/2048	482,576
437,108	FNMA, Pool# BJ4082	5.00%	11/01/2048	478,877
263,332	FNMA, Pool# BN4936	5.50%	12/01/2048	288,066
255,186	FNMA, Pool# BN4921	5.50%	01/01/2049	278,773
494,385	FNMA, Pool# BJ4085	4.50%	02/01/2049	534,950
494,965	FNMA, Pool# BJ4086	5.00%	02/01/2049	537,464
920,334	FNMA Connecticut Avenue Securities, Series 2014-C02 2M2 (1 Month LIBOR USD + 2.60%)	4.39%	05/28/2024	954,446
1,258,529	FNMA Connecticut Avenue Securities, Series 2014-C03 2M2 (1 Month LIBOR USD + 2.90%)	4.69%	07/25/2024	1,312,514
997,863	FNMA Connecticut Avenue Securities, Series 2014-C04 2M2 (1 Month LIBOR USD + 5.00%)	6.79%	11/25/2024	1,078,941
300,000	FNMA REMIC Trust, Series 2017-M10 AV2#	2.56%	07/25/2024	305,428
80,000	FNMA REMIC Trust, Series 2017-M2 A2#	2.80%	02/25/2027	82,551
831,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	864,438
1,900,000	FNMA REMIC Trust, Series 2018-M2 A2#	2.90%	01/25/2028	1,977,080
930,000	FNMA REMIC Trust, Series 2019-M1 A2#	3.55%	09/25/2028	1,008,269
1,066,118	FNMA REMIC Trust, Series 2018-M13 A1#	3.70%	09/25/2030	1,167,408
1,000,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.29%	01/25/2051	1,070,320
1,000,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.05%	02/25/2051	1,047,938
1,250,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	1,301,682
1,157,000	GSCG Trust, Series 2019-600C C^	3.46%	09/12/2034	1,160,080
442,000	IMT Trust, Series 2017-APTS BFL (1 Month LIBOR USD + 0.95%)^	2.69%	06/15/2034	441,136
1,116,000	IMT Trust, Series 2017-APTS CFL (1 Month LIBOR USD + 1.10%)^	2.84%	06/15/2034	1,114,506
750,000	IMT Trust, Series 2017-APTS DFL (1 Month LIBOR USD + 1.55%)^	3.29%	06/15/2034	749,786
1,000,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	3.10%	07/15/2036	1,000,871
500,000	JPMCC, Series 2019-MFP E (1 Month LIBOR USD + 2.16%)^	3.90%	07/15/2036	501,316
1,345,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	2.79%	05/15/2036	1,345,659
500,000	KNDL Mortgage Trust, Series 2019-KNSQ D (1 Month LIBOR USD + 1.35%)^	3.09%	05/15/2036	500,269
700,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	686,890
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	2.44%	11/15/2034	199,684
100,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	2.74%	11/15/2034	100,092
1,110,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.14%	11/15/2034	1,111,093
Total Mortgage Backed Securities (Cost $43,727,134)				44,515,555

Municipal Bonds — 15.2%
300,000	Atlanta Development Authority	3.57%	12/01/2036	315,450
2,650,000	California Health Facilities Financing Authority	3.03%	06/01/2034	2,630,389
1,650,000	District of Columbia#	4.64%	08/01/2038	1,650,000

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 15.2% (Continued)
50,000	District of Columbia#	4.95%	08/01/2038	50,000
1,060,000	Grant County Washington Public Utility District No. 2	5.63%	01/01/2027	1,262,524
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	104,211
850,000	Honolulu, City & County Hawaii	4.00%	09/01/2036	919,513
30,000	Los Angeles California Community College District	6.60%	08/01/2042	46,158
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	454,519
30,000	Maryland Community Development Administration	3.24%	09/01/2048	30,543
1,345,000	Massachusetts, Commonwealth of	3.28%	06/01/2046	1,365,027
530,000	Miami-Dade County Florida Aviation	3.98%	10/01/2041	553,362
675,000	Miami-Dade County Florida Educational Facilities Authority	4.47%	04/01/2051	719,597
650,000	Montgomery County Virginia Economic Development Authority	3.95%	06/01/2039	681,155
340,000	New York State Dormitory Authority	4.00%	07/01/2039	361,573
100,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	108,137
2,470,000	Oregon Health & Science University	3.00%	07/01/2032	2,478,077
475,000	Oregon State University	3.75%	04/01/2049	489,915
250,000	Pennsylvania Economic Development	3.20%	11/15/2027	256,445
20,000	San Diego California Redevelopment Agency Successor Agency	4.00%	09/01/2040	20,814
500,000	San Francisco, City & County of California Community Facilities District No. 2014-1	3.75%	09/01/2037	522,660
595,000	San Francisco, City & County of California Community Facilities District No. 2014-1	4.37%	09/01/2049	633,163
60,000	San Francisco, City & County of California Public Utilities Commission Water Revenue	3.55%	11/01/2031	62,870
2,735,000	Santa Clara California Valley Water District	3.82%	06/01/2039	2,877,793
480,000	Southern California Public Power Authority	4.31%	07/01/2029	514,920
790,000	Texas A&M University	3.82%	05/15/2047	823,125
355,000	University of California	2.99%	05/15/2026	367,663
850,000	University of Massachusetts Building Authority	5.45%	11/01/2040	1,098,923
25,000	University of North Texas System	3.69%	04/15/2030	26,746
Total Municipal Bonds (Cost $20,771,501)				21,425,272

Asset Backed Securities — 6.7%
653,978	DLL LLC, Series 2019-DA1 A2^	2.79%	11/22/2021	656,096
500,000	Great American Auto Leasing, Inc., Series 2019-1 B^	3.37%	02/18/2025	513,249
500,000	Great American Auto Leasing, Inc., Series 2019-1 C^	3.54%	02/17/2026	513,140
1,000,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	1,001,152
821,126	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	3.41%	02/25/2044	822,659
250,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	251,630
1,000,000	Oportun Funding VIII LLC, Series 2018-A B^	4.45%	03/08/2024	1,012,194
500,000	Oportun Funding VIII LLC, Series 2018-A C^	5.09%	03/08/2024	504,890
900,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	924,441
250,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	258,475
1,250,000	Tesla Auto Lease Trust, Series 2018-B B^	4.12%	10/20/2021	1,278,127
750,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	764,724
1,000,000	Verizon Owner Trust, Series 2019-B C	2.60%	12/20/2023	1,005,361
Total Asset Backed Securities (Cost $9,410,581)				9,506,138

Foreign Government Bonds — 2.4%
1,000,000	Industrial Bank of Korea (3 Month LIBOR USD + 0.60%)^	2.50%	08/02/2021	1,004,040
2,425,000	Korea Development Bank (3 Month LIBOR USD + 0.73%)	2.77%	07/06/2022	2,443,104
Total Foreign Government Bonds (Cost $3,431,978)				3,447,144

U.S. Treasury Notes — 4.1%
1,725,000	United States Treasury Note	1.88%	08/31/2022	1,738,005
4,000,000	United States Treasury Note	1.63%	11/15/2022	4,003,516
Total U.S. Treasury Notes (Cost $5,734,577)				5,741,521

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares/
Par Value	Security Description	Value $
Short-Term Investments — 1.3%

Money Market Funds — 1.1%
1,512,103	First American Government Obligations Fund — Class Z, 1.47%*	1,512,103
U.S. Treasury Bills — 0.2%
310,000	United States Treasury Bill, 1.75%†	309,985
Total Short-Term Investments (Cost $1,822,088)		1,822,088
Total Investments — 99.4% (Cost $136,841,563)		140,440,383
Other Assets in Excess of Liabilities — 0.6%		877,083
NET ASSETS — 100.0%		$141,317,466

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	38.2%
Mortgage Backed Securities	31.5%
Municipal Bonds	15.2%
Asset Backed Securities	6.7%
U.S. Treasury Notes	4.1%
Foreign Government Bonds	2.4%
Money Market Funds	1.1%
U.S. Treasury Bills	0.2%
Other Assets and Liabilities	0.6%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	96	03/31/2020	$20,707,748	$20,688,000	$(19,748)
U.S. Treasury 5-Year Note Futures	121	03/31/2020	14,407,596	14,351,734	(55,862)
U.S. Treasury Long Bond Futures	33	03/20/2020	5,223,494	5,144,906	(78,588)
U.S. Treasury Ultra Bond Futures	26	03/20/2020	4,858,440	4,723,063	(135,377)
			$45,197,278	$44,907,703	$(289,575)

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(75)	03/20/2020	$(9,673,470)	$(9,631,640)	$41,830
U.S. Treasury 10-Year Ultra Note Futures	(9)	03/20/2020	(1,281,785)	(1,266,328)	15,457
			$(10,955,255)	$(10,897,968)	$57,287

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Maryland Bond Fund – Investor Shares (the “Fund”) increased 2.13% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 1.68%.

In many ways the second half of 2019 could represent a period where municipal investors experienced a seminal shift in their ability to continue to find success by doing what they have done in the past. The dearth of opportunities in so many corners of the municipal bond market will likely reduce the absolute and relative return potential in the near to medium term for many of these portfolios. Yet many managers seem resolute to continue down the same path. This concept is not new. Municipal investors have been consistently obstinate in their inability to adapt to a changing landscape. We have discussed this dynamic many times in the past when portions of the municipal bond market seem fully valued. Yet, at risk of sounding too cliché, we do believe this time may be different.

It is important to emphasize that we neither attempt to predict the future direction of interest rates, nor do we invest the Fund in a manner where relative performance is specifically tied to broad interest rate moves. However, we view the current landscape as somewhat supportive of the current (low) level of interest rates. Unless conditions change unexpectedly, the Fed is likely on hold for an extended period, as downside economic risks have faded and inflation remains below target. We believe the Fed could also continue cutting rates if signs of a slowdown emerge, whereas the bar for rate hikes is quite high. When this benign rate environment is combined with record demand for municipal bonds, it creates a challenge for investors who are faced with high taxes and limited investment options.

So how can a municipal bond investor generate alpha in world where the old paradigm may be changing? The answer, we believe, is by taking a flexible approach to capital allocation. We are benchmark-aware, but not benchmark beholden. Our goal is to deliver a portfolio that provides principal stability and upside potential. To achieve our goal we have been able to utilize non-benchmark municipals, like floating-rate bonds, along with somewhat “off-the-run” structures, like lower-coupon bonds and short-call bonds that have more attractive relative valuations. These holdings have helped create a durable yield advantage that we believe can continue to deliver solid performance in a variety of interest rate environments. By comparison, the Fund’s net indicated yield ended the year at 2.76%, which is near the top of our Morningstar peer group, compared to a yield-to-worst of 1.40% for our benchmark.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. In the current environment, we believe our flexible approach can offer a better return profile and more extensive diversification than our benchmark, and also many of our peers. We believe our approach to fundamental research and holistic risk management can continue to provide opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.3%

General Obligation Bonds — 15.9%
2,225,000	Anne Arundel County Maryland	5.00%	04/01/2022	2,418,286
1,650,000	Baltimore County Maryland	5.00%	08/01/2028	1,918,768
5,000,000	Baltimore County Maryland	4.00%	03/01/2036	5,782,050
1,080,000	Baltimore, Maryland	5.00%	10/15/2032	1,337,731
2,400,000	Maryland State	5.00%	08/01/2024	2,815,104
1,400,000	Maryland State	5.00%	08/01/2031	1,778,910
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,731,950
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	5,707,400
2,040,000	Wicomico County Maryland	4.00%	11/01/2021	2,148,263
				29,638,462
Revenue Bonds — 81.4%
3,300,000	Austin, Texas	7.88%	09/01/2026	3,417,480
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,229,690
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,627,138
520,000	Baltimore, Maryland	5.00%	06/15/2030	585,712
2,255,000	Baltimore, Maryland	5.00%	09/01/2031	2,672,964
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,134,440
670,000	Baltimore, Maryland	5.00%	06/15/2033	747,445
1,150,000	Baltimore, Maryland	5.00%	09/01/2033	1,352,676
1,000,000	Baltimore, Maryland	4.00%	07/01/2034	1,155,450
1,260,000	Baltimore, Maryland^	3.50%	06/01/2039	1,270,042
2,350,000	Baltimore, Maryland	5.00%	09/01/2039	2,699,304
6,000,000	California Municipal Finance Authority	4.00%	07/15/2029	6,825,060
1,750,000	California Municipal Finance Authority^	5.00%	11/01/2039	1,978,497
1,000,000	Denver County Colorado	5.00%	10/01/2032	1,090,670
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,730,110
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,140,240
5,050,000	Frederick County Maryland^	5.00%	09/01/2032	5,796,087
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,255,998
1,410,000	Frederick County Maryland	3.75%	07/01/2039	1,428,020
2,260,000	Frederick County Maryland	5.50%	07/01/2040	2,293,448
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,154,510
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	2,281,200
2,500,000	Health & Educational Facilities Authority of the State of Missouri#	2.42%	06/01/2020	2,500,000
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,196,980
1,245,000	Maryland Community Development Administration	5.00%	09/01/2030	1,569,049
1,030,000	Maryland Community Development Administration	5.00%	09/01/2031	1,293,103
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	1,039,490
1,025,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	1,030,648
5,000,000	Maryland Economic Development Corp.	5.00%	06/01/2026	5,264,950
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	759,458
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	431,828
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	936,606
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,728,555
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,598,020
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,126,223
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	2,121,747
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	511,913
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	565,730
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	542,155
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,066,660
1,060,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,152,633
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,772,970
1,450,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,677,723
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	498,019

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.3% (Continued)

Revenue Bonds — 81.4% (Continued)
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,894,375
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,839,587
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,277,455
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	109,111
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,205,100
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	326,514
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,215,295
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	292,718
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,436,738
15,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	15,010
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,244,614
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,280
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	500,718
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,406,364
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,738,485
2,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	2,434,464
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,498,221
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,609,186
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,087,740
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,539,321
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	4,936,676
2,525,000	Maryland Water Quality Financing Administration	5.00%	03/01/2020	2,540,933
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2039	1,836,915
1,185,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,253,943
3,640,000	New York Transportation Development Corp.	5.00%	08/01/2026	3,811,371
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,206,020
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,217,840
1,005,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2023	1,102,917
9,288,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.24%	07/01/2031	6,388,472
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,121,430
4,335,000	University System of Maryland	5.00%	04/01/2022	4,709,544
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,552,634
				151,800,632
Total Municipal Bonds (Cost $173,995,572)				181,439,094

Short-Term Investments — 1.4%

Money Market Fund — 1.4%
2,505,799	First American Government Obligations Fund — Class Z, 1.47%*			2,505,799
Total Short-Term Investments (Cost $2,505,799)				2,505,799
Total Investments — 98.7% (Cost $176,501,371)				183,944,893
Other Assets in Excess of Liabilities — 1.3%				2,494,189
NET ASSETS — 100.0%				$186,439,082

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	81.4%
General Obligation Bonds	15.9%
Money Market Funds	1.4%
Other Assets and Liabilities	1.3%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Tax-Exempt Bond Fund – Investor Shares (the “Fund”) increased 2.41% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 1.68%.

In many ways the second half of 2019 could represent a period where municipal investors experienced a seminal shift in their ability to continue to find success by doing what they have done in the past. The dearth of opportunities in so many corners of the municipal bond market will likely reduce the absolute and relative return potential in the near to medium term for many of these portfolios. Yet many managers seem resolute to continue down the same path. This concept is not new. Municipal investors have been consistently obstinate in their inability to adapt to a changing landscape. We have discussed this dynamic many times in the past when portions of the municipal bond market seem fully valued. Yet, at risk of sounding too cliché, we do believe this time may be different.

It is important to emphasize that we neither attempt to predict the future direction of interest rates, nor do we invest the Fund in a manner where relative performance is specifically tied to broad interest rate moves. However, we view the current landscape as somewhat supportive of the current (low) level of interest rates. Unless conditions change unexpectedly, the Fed is likely on hold for an extended period, as downside economic risks have faded and inflation remains below target. We believe the Fed could also continue cutting rates if signs of a slowdown emerge, whereas the bar for rate hikes is quite high. When this benign rate environment is combined with record demand for municipal bonds, it creates a challenge for investors who are faced with high taxes and limited investment options.

So how can a municipal bond investor generate alpha in world where the old paradigm may be changing? The answer, we believe, is by taking a flexible approach to capital allocation. We are benchmark-aware, but not benchmark beholden. Our goal is to deliver a portfolio that provides principal stability and upside potential. To achieve our goal we have been able to utilize non-benchmark municipals, like floating-rate bonds, along with somewhat “off-the-run” structures, like lower-coupon bonds and short-call bonds that have more attractive relative valuations. These holdings have helped create a durable yield advantage that we believe can continue to deliver solid performance in a variety of interest rate environments. By comparison, the Fund’s net indicated yield ended the year at 2.71%, which is near the top of our Morningstar peer group, compared to a yield-to-worst of 1.40% for our benchmark.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. In the current environment, we believe our flexible approach can offer a better return profile and more extensive diversification than our benchmark, and also many of our peers. We believe our approach to fundamental research and holistic risk management can continue to provide opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.3%

General Obligation Bonds — 18.7%
4,480,000	Alameda California Unified School District+	2.44%	08/01/2032	3,380,160
4,960,000	Chicago Illinois Metropolitan Water Reclamation	5.00%	12/01/2030	5,289,642
2,800,000	Chicago Illinois Park District	5.75%	01/01/2038	3,150,924
11,425,000	Clark County Nevada	4.00%	12/01/2035	13,027,927
11,000,000	Clark County Nevada	4.00%	12/01/2036	12,507,220
4,775,000	Clark County Nevada School District	5.00%	06/15/2032	5,895,549
1,750,000	Connecticut, State of	4.00%	06/15/2036	1,966,702
1,700,000	Connecticut, State of	4.00%	06/15/2037	1,904,153
30,000,000	Detroit Michigan School District	5.25%	05/01/2030	39,524,700
6,760,000	Foothill-De Anza California Community College District+	2.80%	08/01/2036	4,575,371
8,045,000	Grossmont California Healthcare District+	2.43%	07/15/2033	5,858,289
25,140,000	Illinois, State of	5.00%	11/01/2024	28,077,860
24,295,000	Illinois, State of	5.00%	11/01/2025	27,451,406
5,090,000	Joshua Texas Independent School District	5.00%	08/15/2040	5,779,084
1,435,000	Lane County Oregon School District No. 9 Springfield+	3.49%	06/15/2032	1,049,789
7,200,000	Las Vegas Valley Nevada Water District	5.00%	06/01/2042	7,767,432
1,280,000	Madera California Unified School District+	3.15%	08/01/2029	1,049,638
2,895,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	1.85%	05/01/2037	2,863,705
830,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	1.85%	05/01/2037	821,028
6,235,000	Mississippi, State of	4.00%	10/01/2035	7,107,900
2,905,000	Oceanside Unified California School District+	4.13%	08/01/2042	1,514,638
1,675,000	Oceanside Unified California School District+	4.14%	08/01/2043	841,118
10,690,000	Palomar Health+	4.14%	08/01/2039	5,836,633
4,640,000	Twin Rivers California Unified School District+	2.34%	08/01/2032	3,444,782
5,315,000	Victor Valley California Union High School District+	3.74%	08/01/2035	3,587,306
5,165,000	West Contra Costa California Unified School District+	2.95%	08/01/2036	3,416,544
3,340,000	West Contra Costa California Unified School District	4.00%	08/01/2038	3,787,927
3,060,000	West Contra Costa California Unified School District	4.00%	08/01/2038	3,470,377
8,300,000	West Contra Costa California Unified School District+	2.42%	08/01/2033	6,020,488
6,500,000	Wiseburn California School District+	2.78%	08/01/2037	4,058,990
				215,027,282
Revenue Bonds — 77.6%
8,990,000	Anaheim California Public Financing Authority+	2.71%	09/01/2031	6,804,801
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,377,636
1,500,000	Arlington, Texas	5.00%	02/15/2037	1,821,615
4,275,000	Austin, Texas	7.88%	09/01/2026	4,427,190
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	18,363,060
8,450,000	California Health Facilities Financing Authority#	2.29%	11/01/2033	8,450,000
23,845,000	Cedar Rapids, Iowa#	2.29%	08/15/2029	23,833,077
8,100,000	Cedar Rapids, Iowa#	2.30%	08/15/2032	8,100,000
20,000,000	Central Plains Energy Project#	4.00%	12/01/2049	22,390,400
6,330,000	Chicago O’Hare International Airport	5.00%	01/01/2033	7,325,772
10,000,000	City of Austin Texas Water & Wastewater System Revenue	5.00%	11/15/2043	11,328,300
4,000,000	City of Chicago Illinois Waterworks Revenue	5.00%	11/01/2039	4,462,840
5,000,000	Clark County Nevada Department of Aviation	5.13%	07/01/2034	5,000,000
1,300,000	Colorado Health Facilities Authority	5.00%	12/01/2027	1,416,493
5,965,000	Colorado Health Facilities Authority	5.00%	12/01/2035	6,746,475
7,000,000	Commonwealth Financing Authority	5.00%	06/01/2042	7,507,080
4,390,000	Cumberland County Pennsylvania Municipal Authority	4.00%	01/01/2033	4,585,750
2,500,000	Delaware State Health Facilities Authority	5.00%	06/01/2034	3,010,650
15,250,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.65%)	1.93%	06/01/2027	15,102,837
15,000,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.75%)	2.03%	06/01/2037	13,978,500
6,750,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	8,905,747
9,150,000	Denver Colorado Airport System Revenue	5.00%	12/01/2036	12,287,169

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.3% (Continued)

Revenue Bonds — 77.6% (Continued)
9,000,000	Detroit Michigan Sewage Disposal System (3 Month LIBOR USD + 0.60%)	2.01%	07/01/2032	8,903,970
20,800,000	District of Columbia#	4.95%	08/01/2037	21,138,000
3,675,000	District of Columbia#	4.95%	08/01/2038	3,675,000
5,000,000	District of Columbia#	4.64%	08/01/2038	5,000,000
1,700,000	Educational Enhancement Funding Corp.	5.00%	06/01/2023	1,886,728
12,095,000	Florida’s Turnpike Enterprise	4.00%	07/01/2039	13,771,246
15,000,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2031	17,968,800
14,260,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2032	17,013,036
6,500,000	Grand Forks County North Dakota^	5.00%	09/15/2028	6,449,950
11,150,000	Harris County Texas (3 Month LIBOR USD + 0.67%)	1.95%	08/15/2035	10,690,620
3,865,000	Harris County Texas Sports Authority+	4.38%	11/15/2034	2,381,961
1,300,000	Henrico County Virginia Economic Development Authority#	3.01%	08/23/2027	1,300,000
6,070,000	Imperial California Irrigation District Electric System Revenue	4.00%	11/01/2037	6,874,578
7,620,000	Indianapolis Indiana Department of Public Utilities Gas Utility Revenue	5.00%	08/15/2024	7,794,422
3,720,000	Kansas City Missouri Municipal Assistance Corp.+	3.01%	04/15/2026	3,296,255
13,500,000	Kansas State Department of Transportation (1 Month LIBOR USD + 0.50%)	1.70%	09/01/2024	13,587,615
10,100,000	Kentucky Asset Liability Commission (3 Month LIBOR USD + 0.55%)	1.83%	11/01/2025	10,019,200
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,295,470
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,688,576
5,235,000	Lees Summit Missouri Industrial Development Authority	5.25%	08/15/2039	5,633,802
3,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	3,067,200
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,152,440
7,000,000	Louisiana State Gasoline & Fuels Tax Revenue	5.00%	05/01/2041	8,080,520
7,230,000	Love Field Texas Airport Modernization Corp.	5.00%	11/01/2028	7,833,922
20,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.83%)	1.97%	08/01/2048	20,106,200
20,000,000	Main Street Natural Gas, Inc.#	4.00%	03/01/2050	22,645,600
9,455,000	Maricopa County Arizona Pollution Control Corp.	5.00%	06/01/2035	9,602,025
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	6,044,098
1,615,000	Massachusetts Health & Educational Facilities Authority#	4.79%	07/01/2023	1,615,000
5,100,000	Massachusetts Health & Educational Facilities Authority#	3.50%	07/01/2023	5,100,000
1,200,000	Massachusetts Health & Educational Facilities Authority#	5.75%	07/01/2023	1,200,000
150,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	150,483
1,495,000	Metropolitan Pier & Exposition Authority+	4.09%	12/15/2033	964,036
10,000,000	Metropolitan Pier & Exposition Authority+	4.14%	06/15/2035	6,081,900
10,165,000	Metropolitan Pier & Exposition Authority+	4.12%	06/15/2037	5,702,870
7,470,000	Metropolitan Pier & Exposition Authority+	4.12%	06/15/2038	4,020,503
13,000,000	Metropolitan Pier & Exposition Authority	4.00%	06/15/2050	13,589,030
1,705,000	Metropolitan Transportation Authority+	3.20%	11/15/2029	1,366,796
6,000,000	Metropolitan Transportation Authority+	3.61%	11/15/2033	4,200,660
1,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	2,067,900
6,760,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2035	7,644,276
2,775,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	2.30%	08/01/2027	2,775,000
1,000,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	2.39%	08/01/2028	1,000,000
5,000,000	Mission Texas Economic Development Corp.^	4.63%	10/01/2031	5,406,750
1,600,000	Mountain House California Public Financing Authority	5.00%	12/01/2027	1,603,440
2,565,000	Mountain House California Public Financing Authority	5.00%	12/01/2032	2,570,515
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	04/01/2029	1,091,680
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	1,134,929
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	1,843,328
4,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2046	4,194,120
1,250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,312,538
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,058,180
10,000,000	New Jersey Turnpike Authority (1 Month LIBOR USD + 0.70%)	1.90%	01/02/2024	10,105,800
12,250,000	New York & New Jersey Port Authority	4.00%	11/01/2034	14,071,820
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,402,740

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.3% (Continued)

Revenue Bonds — 77.6% (Continued)
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,035,010
5,000,000	New York Convention Center Development Corp.+	3.77%	11/15/2041	2,655,250
25,950,000	New York Liberty Development Corp.	2.80%	09/15/2069	26,166,942
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,722,659
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,947,035
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,217,840
3,765,000	North Carolina Turnpike Authority+	3.89%	01/01/2034	2,547,324
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,819,280
5,950,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	6,434,152
3,275,000	Ohio, State of#	2.22%	09/01/2041	3,242,283
5,790,000	Oregon State Facilities Authority	5.00%	10/01/2031	6,774,821
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,156,600
10,000,000	Pennsylvania Turnpike Commission	5.00%	06/01/2029	11,935,700
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	7,045,099
6,575,000	Pinellas County Florida Health Facilities Authority#	2.41%	11/15/2023	6,575,000
1,110,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2025	1,278,132
3,120,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2031	3,579,545
6,050,000	Public Finance Authority	2.63%	11/01/2025	6,269,252
1,500,000	Public Finance Authority^	5.00%	09/01/2030	1,630,215
17,483,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.66%	07/01/2033	11,144,189
7,300,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	7,810,927
10,000,000	Southern California Public Power Authority (SIFMA Municipal Swap Index + 0.25%)	1.86%	07/01/2040	10,001,300
8,225,000	Syracuse New York Industrial Development Agency#	2.37%	12/01/2029	8,225,000
22,140,000	Tennessee Energy Acquisition Corp.#	4.00%	05/01/2048	23,705,741
7,150,000	Tennessee Energy Acquisition Corp.#	4.00%	11/01/2049	7,951,372
3,045,000	Terrebonne Parish Louisiana+	3.10%	04/01/2036	1,933,331
21,425,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.87%)	2.14%	09/15/2027	21,373,794
6,995,000	Texas Municipal Gas Acquisition & Supply Corp. III	5.00%	12/15/2023	7,724,788
2,055,000	Tobacco Settlement Authority	5.25%	06/01/2032	2,150,064
8,425,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2024	9,563,218
11,105,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	13,446,156
27,500,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	30,884,700
1,045,000	Triborough Bridge & Tunnel Authority+	3.38%	11/15/2031	788,212
9,030,000	TSASC, Inc.	5.00%	06/01/2031	10,747,687
15,500,000	Union County New Jersey Utilities Authority	5.25%	12/01/2031	16,590,270
2,405,000	University of Connecticut	5.00%	03/15/2029	2,864,596
2,123,528	Vermont Student Assistance Corp. (3 Month LIBOR USD + 3.00%)	4.90%	12/03/2035	2,192,585
5,755,000	Virginia Public Building Authority	4.00%	08/01/2036	6,619,631
4,000,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	4,258,600
24,290,000	Virginia Small Business Financing Authority	5.00%	07/01/2049	25,742,056
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,083,120
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,996,991
3,655,000	Wayne County Michigan Airport Authority	5.00%	12/01/2038	4,240,823
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,805,277
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,916,304
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	676,923
2,010,000	Yamhill County Oregon Hospital Authority	4.00%	11/15/2026	2,140,047
480,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2031	540,792
460,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2036	512,872
1,085,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2046	1,197,666
				889,262,091
Total Municipal Bonds (Cost $1,066,181,598)				1,104,289,373
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 4.1%

Money Market Funds — 4.1%
46,644,394	First American Government Obligations Fund — Class Z, 1.47%*	46,644,394
Total Short-Term Investments (Cost $46,644,394)		46,644,394
Total Investments — 100.4% (Cost $1,112,825,992)		1,150,933,767
Liabilities in Excess of Other Assets — (0.4)%		(4,505,634)
NET ASSETS — 100.0%		$1,146,428,133

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	77.6%
General Obligation Bonds	18.7%
Money Market Funds	4.1%
Other Assets and Liabilities	(0.4)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

The Brown Advisory Tax-Exempt Sustainable Bond Fund (the “Fund”) launched December 2, 2019 and is benchmarked against the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”).

The Fund aims to generate performance primarily through individual security selection that augments fundamental credit analysis with integrated ESG research. The Fund seeks to provide a high level of current income exempt from federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to ESG criteria. The Fund seeks to identify and invest in issuers whose ESG characteristics strengthen their credit profiles, as well as issuers whose use of proceeds create positive environmental and social impacts.

It is important to emphasize that we neither attempt to predict the future direction of interest rates, nor do we invest the Fund in a manner where relative performance is specifically tied to broad interest rate moves. However, we view the current landscape as somewhat supportive of the current (low) level of interest rates. Unless conditions change unexpectedly, the Federal Reserve is likely on hold for an extended period, as downside economic risks have faded and inflation remains well below target. We believe the Fed could also continue cutting rates if signs of a slowdown emerge, whereas the bar for rate hikes is quite high. When this benign rate environment is combined with record demand for municipal bonds, it creates a challenge for investors who are faced with high taxes and limited investment options.

So how can a municipal bond investor generate alpha in world where the old paradigm may be changing? The answer we believe is by taking a flexible approach to capital allocation. We are benchmark-aware, but not benchmark beholden. Our goal is to deliver a portfolio that provides principal stability and upside potential. To achieve our goal we have been able to utilize non-benchmark municipals, like floating-rate bonds, along with somewhat “off-the-run” structures, like lower-coupon bonds and short-call bonds that have more attractive relative valuations.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. In the current environment, we believe our flexible approach can offer a better return profile and more extensive diversification than our benchmark, and also many of our peers. We believe our approach to fundamental and ESG research, and holistic risk management should continue to provide opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

In addition, we are happy to announce that we launched our first annual Impact Report on the Fund that highlights the environmental and social impact from our investments over the past year. We look forward to hearing feedback and continuing to enhance our reporting efforts.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy Hauter, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 95.2%

General Obligation Bonds — 9.6%
2,400,000	Alhambra California Unified School District+	2.41%	08/01/2034	1,697,064
1,080,000	Coachella Valley California Unified School District+	2.59%	08/01/2034	747,360
2,500,000	Illinois, State of	5.00%	11/01/2026	2,862,625
1,100,000	Placentia-Yorba Linda California Unified School District+	2.62%	08/01/2036	718,168
				6,025,217
Revenue Bonds — 85.6%
425,000	Arlington Texas Higher Education Finance Corp.	5.00%	08/15/2026	517,242
1,000,000	California Health Facilities Financing Authority#	2.29%	11/01/2033	1,000,000
630,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2023	696,541
500,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2024	566,140
1,000,000	California Infrastructure & Economic Development Bank (3 Month LIBOR USD + 0.37%)	1.71%	04/01/2038	1,000,170
1,005,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2038	1,266,561
1,000,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2039	1,260,790
1,500,000	California Infrastructure & Economic Development Bank (1 Month LIBOR USD + 0.20%)	1.40%	10/01/2047	1,500,045
1,170,000	California Municipal Finance Authority^	5.00%	11/01/2029	1,366,724
575,000	California Municipal Finance Authority^	5.00%	11/01/2049	637,094
2,000,000	California Statewide Communities Development Authority#	2.63%	11/01/2033	2,074,600
975,000	Cedar Rapids, Iowa#	2.30%	08/15/2032	975,000
1,000,000	Connecticut State Clean Water Fund	4.00%	02/01/2035	1,163,510
1,500,000	Connecticut State Clean Water Fund	5.00%	05/01/2036	1,839,750
2,500,000	Delaware Valley Regional Finance Authority (SIFMA Municipal Swap Index + 0.53%)	2.14%	09/01/2048	2,504,849
2,000,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	2,441,260
600,000	Harris County Texas Flood Control District	5.00%	10/01/2027	719,412
1,405,000	Hartford County Connecticut Metropolitan District Clean Water Project	5.00%	11/01/2036	1,618,434
1,500,000	Los Angeles California Department of Airports	5.00%	05/15/2031	1,894,140
1,000,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2042	1,065,730
2,000,000	Metropolitan Pier & Exposition Authority	4.00%	06/15/2050	2,090,620
1,250,000	Metropolitan Transportation Authority	5.00%	11/15/2038	1,548,800
1,350,000	Michigan Finance Authority	5.00%	10/01/2020	1,390,028
1,000,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority	5.25%	08/15/2025	1,024,790
850,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	2.39%	08/01/2028	850,000
2,000,000	Minnesota Municipal Power Agency	5.25%	10/01/2035	2,058,760
1,000,000	New Hampshire Business Finance Authority (SIFMA Municipal Swap Index + 0.75%)	2.36%	10/01/2033	999,830
1,190,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,249,536
885,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	936,489
2,000,000	New York City Housing Development Corp.	2.60%	11/01/2034	2,005,460
2,050,000	New York State Environmental Facilities Corp.#	1.45%	05/01/2030	2,050,000
2,500,000	New York State Housing Finance Agency	1.60%	11/01/2024	2,501,400
1,000,000	Ohio Higher Educational Facility Commission#	1.63%	12/01/2034	1,000,110
1,000,000	Ohio, State of#	2.30%	03/01/2036	1,000,000
1,500,000	Ohio, State of (SIFMA Municipal Swap Index + 0.40%)	2.01%	01/01/2052	1,503,150
1,500,000	Port of Los Angeles	5.00%	08/01/2023	1,693,500
1,500,000	Portland Metropolitan General Airport Revenue	4.00%	01/01/2038	1,713,570
2,000,000	Regents of the University of California Medical Center Pooled Revenue
	(3 Month LIBOR USD + 0.79%)	2.07%	05/15/2047	1,907,980
				53,632,015
Total Municipal Bonds (Cost $59,592,616)				59,657,232

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 5.4%

Money Market Funds — 5.4%
3,397,905	First American Government Obligations Fund — Class Z, 1.47%*	3,397,905
Total Short-Term Investments (Cost $3,397,905)		3,397,905
Total Investments — 100.6% (Cost $62,990,521)		63,055,137
Liabilities in Excess of Other Assets — (0.6)%		(362,398)
NET ASSETS — 100.0%		$62,692,739

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	85.6%
General Obligation Bonds	9.6%
Money Market Funds	5.4%
Other Assets and Liabilities	(0.6)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Mortgage Securities Fund – Investor Shares (the “Fund”) increased 1.86%. During the same period, the Bloomberg Barclays Mortgage Backed Securities Index (the “Index”), the Fund’s benchmark, increased 2.09%.

The Fund aims to generate performance through strong current income generation from high quality mortgage-related securities. The mortgage sector in particular is highly sensitive to interest rate volatility and assumptions around borrower refinancing behavior. Our disciplined process is supported by detailed individual security selection with a keen focus on downside protection from these factors across all interest rate environments.

During the course of the period, the Fund’s underweight to traditional mortgage exposure was the primary driver behind the mild underperformance as interest rate volatility and fears of recession subsided. The 10-year treasury bottomed toward the beginning of September and gradually rose through December. After underperforming for most of the calendar year, mortgages sharply outperformed Treasuries as borrowers tended to slow their rapid rate of refinancing. We remain underweight lower coupon mortgages as our team sees few opportunities to capitalize on individual security selection. Rather, we favor seasoned, higher coupon passthroughs and specific parts of the agency commercial mortgage market given their more predictable cash flows.

Within our non-agency holdings, we maintain an allocation to low-duration asset-backed securities and floating rate securitized products. Notably in August, we began increasing our exposure to credit risk transfer securities (CRTs), also known as GSE risk-sharing securities. These are notes sold by Freddie Mac and Fannie Mae to transfer default risk of agency-originated residential mortgages to private investors. We feel that the combination of strong underlying fundamentals and technical selling pressure led to an attractive entry point for an opportunistic allocation. Overall, we feel that these out-of-benchmark sectors help to reduce our sensitivity to interest rates and offer compelling risk adjusted return.

Looking forward, we believe that mortgage investors will face a more difficult environment due to lower rates and more disparate prepayment profiles. Our objective for the Fund is to build a portfolio that is resilient to a wide variety of challenging markets. By balancing attractive income generation with stable prepayment profiles and fundamentally sound credits, we aim to deliver incremental return with the stability of a government related mandate.

Sincerely,

John Henry Iucker, CFA
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 85.9%
986,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	1,027,204
51,714	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	52,597
102,688	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	113,476
266,093	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	286,223
63,054	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	70,042
225,241	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	240,690
78,546	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	4.50%	05/01/2033	80,918
648,025	FHLMC PC, Pool# C7-9930	5.50%	06/01/2033	717,979
728,625	FHLMC PC, Pool# A1-2929	5.00%	08/01/2033	808,447
144,184	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	161,753
306,014	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	329,128
590,326	FHLMC PC, Pool# A3-0648	5.50%	12/01/2034	653,062
51,395	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	4.64%	05/01/2035	54,050
174,957	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	188,835
73,081	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	79,546
1,284,807	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	1,340,846
975,801	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	1,040,346
127,562	FHLMC PC, Pool# A3-9555	5.50%	11/01/2035	143,637
370,606	FHLMC PC, Pool# G0-1980	5.00%	12/01/2035	413,752
31,743	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	4.89%	03/01/2036	33,547
32,398	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	4.31%	10/01/2036	34,190
304,040	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	338,640
104,737	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	112,545
197,413	FHLMC PC, Pool# A5-6261	5.50%	01/01/2037	221,753
126,690	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	3.78%	02/01/2037	132,193
202,942	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	218,653
119,291	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	128,133
80,404	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	86,126
96,406	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	103,240
177,286	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	190,884
57,337	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	4.86%	06/01/2037	60,968
171,833	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	183,882
97,211	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	104,065
55,909	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	60,239
75,876	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	81,244
230,459	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	246,524
52,435	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	3.65%	10/01/2037	54,892
268,650	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	288,732
85,592	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	91,608
146,989	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	157,991
355,444	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	387,036
215,561	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	249,190
255,359	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	295,145
114,295	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	122,336
141,230	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	155,904
838,492	FHLMC PC, Pool# A8-7915	5.00%	08/01/2039	942,098
159,634	FHLMC PC, Pool# G0-7053	5.00%	10/01/2039	178,262
476,191	FHLMC PC, Pool# A9-2630	5.00%	06/01/2040	535,169
1,182,639	FHLMC PC, Pool# G0-7054	5.00%	06/01/2041	1,304,961
475,719	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	495,304
2,165,411	FHLMC PC, Pool# V8-2155	4.00%	12/01/2045	2,308,188
737,123	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	800,061
1,842,909	FHLMC REMIC, Series 4318 DI~	2.50%	08/15/2022	40,139
1,947,977	FHLMC REMIC, Series 4329 CI~	2.50%	01/15/2023	51,445
39,218	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	42,095
169,790	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	181,612

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 85.9% (Continued)
368,495	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	409,333
572,548	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	652,534
241,141	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	271,168
1,357,662	FHLMC REMIC, Series 4309 BI~	3.00%	08/15/2039	103,590
968,736	FHLMC REMIC, Series 4828 MA	4.00%	08/15/2042	978,062
1,120,114	FHLMC REMIC, Series 4784 ED	4.00%	06/15/2044	1,139,760
1,450,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	1,424,623
1,000,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	1,008,822
1,180,098	FHLMC STACR, Series 2013-DN2 M2 (1 Month LIBOR USD + 4.25%)	6.04%	11/27/2023	1,272,699
863,308	FHLMC STACR, Series 2014-DN3 M3 (1 Month LIBOR USD + 4.00%)	5.79%	08/26/2024	920,514
515,000	FHLMC STACR, Series 2015-HQA1 M3 (1 Month LIBOR USD + 4.70%)	6.49%	03/27/2028	548,608
2,000,000	FHLMC STACR, Series 2015-HQA2 M3 (1 Month LIBOR USD + 4.80%)	6.59%	05/25/2028	2,158,552
2,050,000	FHLMC STACR, Series 2016-DNA3 M3 (1 Month LIBOR USD + 5.00%)	6.79%	12/26/2028	2,237,032
2,500,000	FHLMC STACR, Series 2016-DNA4 M3 (1 Month LIBOR USD + 3.80%)	5.59%	03/25/2029	2,661,544
1,000,000	FHLMC STACR, Series 2017-DNA1 M2 (1 Month LIBOR USD + 3.25%)	5.04%	07/25/2029	1,051,971
918,000	FHLMC STACR, Series 2017-DNA2 M2 (1 Month LIBOR USD + 3.45%)	5.24%	10/25/2029	978,797
300,223	FHLMC WLST, Series 2017-SC02 2A1	3.50%	05/25/2047	303,260
13,423,804	FHMS, Series K-019 X1#~	1.59%	03/25/2022	404,710
12,221,465	FHMS, Series K-021 X1#~	1.43%	06/25/2022	366,281
15,691,251	FHMS, Series K-721 X1#~	0.33%	08/25/2022	122,953
24,747,360	FHMS, Series K-025 X1#~	0.82%	10/25/2022	492,185
13,224,218	FHMS, Series K-035 X1#~	0.38%	08/25/2023	158,893
63,416,360	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	959,179
16,249,811	FHMS, Series K-038 X1#~	1.13%	03/25/2024	648,385
36,740,474	FHMS, Series K-040 X1#~	0.72%	09/25/2024	1,075,181
17,879,795	FHMS, Series K-C03 X1#~	0.49%	11/25/2024	396,372
116,308,365	FHMS, Series K-047 X1#~	0.14%	05/25/2025	861,159
17,798,000	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	774,669
31,411,725	FHMS, Series K-734 X1#~	0.65%	02/25/2026	1,087,856
9,453,193	FHMS, Series K-055 X1#~	1.36%	03/25/2026	678,824
27,851,966	FHMS, Series K-735 X1#~	0.97%	05/25/2026	1,500,513
17,548,622	FHMS, Series K-736 X1#~	1.31%	07/25/2026	1,253,482
5,380,151	FHMS, Series K-058 X1#~	0.93%	08/25/2026	283,651
6,509,788	FHMS, Series K-059 X1#~	0.31%	09/25/2026	118,831
14,000,000	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	908,468
55,400,349	FHMS, Series K-063 X1#~	0.29%	01/25/2027	1,023,294
22,423,623	FHMS, Series K-064 X1#~	0.61%	03/25/2027	860,845
4,362,452	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	209,235
15,534,880	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	1,029,271
12,618,115	FHMS, Series K-068 X1#~	0.43%	08/25/2027	372,300
30,394,231	FHMS, Series K-069 X1#~	0.36%	09/25/2027	789,286
42,773,327	FHMS, Series K-070 X1#~	0.33%	11/25/2027	1,021,816
31,780,486	FHMS, Series K-072 X1#~	0.37%	12/25/2027	845,831
3,834,810	FHMS, Series Q-006 APT1#	2.63%	04/25/2028	3,823,597
19,964,235	FHMS, Series K-087 X1#~	0.36%	12/25/2028	604,992
18,225,352	FHMS, Series K-091 X1#~	0.56%	03/25/2029	842,352
12,673,226	FHMS, Series K-092 X1#~	0.71%	04/25/2029	731,880
10,000,000	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	670,141
6,294,443	FHMS, Series K-093 X1#~	0.95%	05/25/2029	475,614
10,996,951	FHMS, Series K-094 X1#~	0.88%	06/25/2029	781,297
6,250,000	FHMS, Series K-G02 X1#~	1.14%	08/25/2029	495,136
10,000,000	FHMS, Series K-103 X1#~	0.76%	11/25/2029	540,290
2,461,596	FHMS, Series Q-004 A2H#	2.98%	01/25/2046	2,478,493
1,116,151	FHMS, Series Q-010 APT1#	2.80%	04/25/2046	1,123,711
4,457,932	FHMS, Series Q-007 APT1#	2.98%	10/25/2047	4,537,908
3,565,434	FHMS, Series Q-007 APT2#	3.33%	10/25/2047	3,695,335

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 85.9% (Continued)
35,819	FNMA, Pool# 922791	6.50%	12/01/2021	35,987
405,632	FNMA, Pool# BL0273	4.36%	10/01/2023	421,168
1,000,000	FNMA, Pool# AN9202	3.32%	05/01/2025	1,023,755
1,218,889	FNMA, Pool# 109465	3.58%	08/01/2025	1,269,534
50,777	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	4.67%	10/01/2025	51,076
157,301	FNMA, Pool# 344903	5.50%	10/01/2025	169,178
452,740	FNMA, Pool# BL1165	3.62%	01/01/2026	485,475
472,425	FNMA, Pool# BL1166	3.62%	01/01/2026	506,582
86,608	FNMA, Pool# 356232	6.50%	01/01/2026	96,176
41,021	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	4.90%	05/01/2026	41,572
2,676,624	FNMA, Pool# AN3155	2.49%	11/01/2026	2,700,999
62,881	FNMA, Pool# 356329 (1 Year CMT Rate + 2.64%)	4.26%	01/01/2027	64,020
20,364	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	4.70%	04/01/2027	20,707
43,440	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	4.40%	11/01/2027	44,043
1,005,235	FNMA, Pool# 257203	5.00%	05/01/2028	1,072,881
1,991,786	FNMA, Pool# AN2738	2.39%	09/01/2028	1,994,484
846,110	FNMA, Pool# 958720	5.65%	10/01/2028	943,820
797,634	FNMA, Pool# 957502	3.98%	07/01/2029	845,184
46,240	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	3.85%	11/01/2029	46,977
40,876	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	4.02%	09/01/2030	41,772
54,070	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	3.96%	02/01/2031	54,839
175,682	FNMA, Pool# AL0898	5.00%	02/01/2031	189,137
40,805	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	4.49%	07/01/2031	41,377
2,600,522	FNMA, Pool# AI4717	4.50%	07/01/2031	2,795,111
47,616	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	4.50%	08/01/2031	49,321
39,611	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	4.54%	09/01/2031	40,047
10,652	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	4.77%	03/01/2032	10,844
32,383	FNMA, Pool# 628837	6.50%	03/01/2032	36,005
42,056	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	4.77%	04/01/2032	43,391
42,453	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	4.30%	09/01/2032	42,965
44,471	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	4.02%	11/01/2032	44,899
31,184	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	4.51%	03/01/2033	31,212
198,173	FNMA, Pool# 688002	5.50%	03/01/2033	223,128
488,672	FNMA, Pool# 687887	5.50%	03/01/2033	550,193
450,125	FNMA, Pool# 702427	5.50%	04/01/2033	506,748
81,670	FNMA, Pool# 711206	5.50%	05/01/2033	87,932
292,167	FNMA, Pool# 711501	5.50%	05/01/2033	318,839
726,099	FNMA, Pool# 555458	5.50%	05/01/2033	817,845
34,111	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.56%)	3.48%	07/01/2033	35,135
42,558	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	3.52%	11/01/2033	42,949
25,616	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	4.00%	11/01/2033	26,710
29,042	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.03%	12/01/2033	30,195
368,321	FNMA, Pool# 725017	5.50%	12/01/2033	414,881
29,953	FNMA, Pool# 754767	6.50%	12/01/2033	33,253
328,223	FNMA, Pool# 725599	5.50%	01/01/2034	369,714
599,284	FNMA, Pool# 759331	5.50%	01/01/2034	675,142
1,067,563	FNMA, Pool# 763673	5.50%	01/01/2034	1,201,886
32,240	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.77%	02/01/2034	33,208
31,220	FNMA, Pool# 774969 (1 Year CMT Rate + 2.28%)	4.78%	04/01/2034	31,976
548,457	FNMA, Pool# 763545	5.50%	04/01/2034	617,239
18,815	FNMA, Pool# 789060 (12 Month LIBOR USD + 1.75%)	4.38%	07/01/2034	19,559
124,141	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	4.59%	07/01/2034	127,224
285,210	FNMA, Pool# 801034	5.50%	11/01/2034	313,917
26,043	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	4.60%	03/01/2035	27,051
78,054	FNMA, Pool# 889829	5.00%	07/01/2035	86,064
43,594	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	4.47%	08/01/2035	45,812

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 85.9% (Continued)
75,777	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	4.12%	09/01/2035	78,390
57,138	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	3.77%	10/01/2035	57,419
18,430	FNMA, Pool# 836335 (1 Year CMT Rate + 2.23%)	4.23%	10/01/2035	18,623
138,672	FNMA, Pool# 842006	4.25%	10/01/2035	145,143
1,489,863	FNMA, Pool# AL3596	5.00%	10/01/2035	1,662,575
37,864	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	4.51%	11/01/2035	39,986
274,548	FNMA, Pool# 850232	4.25%	12/01/2035	287,897
14,069	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	4.66%	03/01/2036	14,455
47,673	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	5.20%	03/01/2036	51,045
52,066	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.76%)	4.71%	04/01/2036	54,841
67,491	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	3.56%	05/01/2036	69,840
32,750	FNMA, Pool# 745626 (1 Year CMT Rate + 2.14%)	4.57%	05/01/2036	34,076
17,068	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.68%)	4.47%	06/01/2036	17,916
28,726	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.80%)	4.42%	07/01/2036	30,012
470,025	FNMA, Pool# 896838	5.45%	07/01/2036	508,617
148,210	FNMA, Pool# 745818	6.50%	09/01/2036	165,778
166,072	FNMA, Pool# 894270 (1 Year CMT Rate + 2.50%)	4.25%	10/01/2036	167,859
640,198	FNMA, Pool# 960606	5.50%	10/01/2036	715,311
4,739	FNMA, Pool# 905193 (12 Month LIBOR USD + 1.99%)	4.11%	11/01/2036	4,827
82,720	FNMA, Pool# 902770	5.38%	11/01/2036	88,890
116,122	FNMA, Pool# 940309 (12 Month LIBOR USD + 1.50%)	3.37%	01/01/2037	118,304
23,317	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.69%)	4.71%	03/01/2037	24,501
42,793	FNMA, Pool# 888445 (12 Month LIBOR USD + 1.55%)	4.12%	04/01/2037	45,169
245,236	FNMA, Pool# 995148	5.50%	04/01/2037	276,199
62,586	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	4.72%	05/01/2037	65,478
115,000	FNMA, Pool# 888418	5.50%	05/01/2037	130,122
81,036	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.11%)	3.36%	08/01/2037	82,855
153,130	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	4.33%	08/01/2037	152,812
59,168	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	4.54%	09/01/2037	63,033
4,758,004	FNMA, Pool# MA3208	4.50%	10/01/2037	5,074,582
137,381	FNMA, Pool# 955233	6.50%	12/01/2037	158,833
63,440	FNMA, Pool# 962656 (12 Month LIBOR USD + 1.24%)	4.21%	04/01/2038	65,084
6,670	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	4.72%	05/01/2038	6,990
412,970	FNMA, Pool# AD0100	7.00%	12/01/2038	491,849
105,981	FNMA, Pool# 930507	6.50%	02/01/2039	119,815
3,169,598	FNMA, Pool# AS2249	4.00%	04/01/2039	3,401,253
439,999	FNMA, Pool# AL0407	6.50%	04/01/2039	505,514
363,939	FNMA, Pool# AD0427	5.50%	10/01/2039	409,046
1,849,671	FNMA, Pool# AD3507	5.00%	04/01/2040	2,022,777
474,920	FNMA, Pool# AD0941	5.50%	04/01/2040	536,262
978,530	FNMA, Pool# AL5437	5.00%	08/01/2040	1,077,218
622,301	FNMA, Pool# 467095	5.90%	01/01/2041	731,692
638,339	FNMA, Pool# AH8447	5.50%	04/01/2041	710,498
246,504	FNMA, Pool# AL2903	5.50%	09/01/2041	278,628
971,421	FNMA, Pool# 469130	4.87%	10/01/2041	1,065,757
1,121,535	FNMA, Pool# AZ0579	4.00%	02/01/2042	1,174,079
785,390	FNMA, Pool# BC1738	4.50%	09/01/2043	851,214
748,463	FNMA, Pool# AS1429	4.00%	12/01/2043	795,500
594,098	FNMA, Pool# AV7739	4.00%	01/01/2044	637,055
513,716	FNMA, Pool# AW6485	4.00%	06/01/2044	538,188
721,857	FNMA, Pool# AY0382	4.00%	11/01/2044	749,431
716,019	FNMA, Pool# AW9534	4.00%	03/01/2045	777,448
634,686	FNMA, Pool# AZ4154	4.00%	06/01/2045	677,232
2,644,614	FNMA, Pool# AZ7828	4.00%	08/01/2045	2,803,950
1,353,197	FNMA, Pool# BA3674	4.50%	10/01/2045	1,456,967
1,344,006	FNMA, Pool# BA5587	4.00%	01/01/2046	1,439,873

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 85.9% (Continued)
905,596	FNMA, Pool# BC1231	4.00%	02/01/2046	970,115
507,540	FNMA, Pool# BC6366	4.50%	02/01/2046	537,301
350,792	FNMA, Pool# BD1241	4.50%	05/01/2046	369,883
1,410,653	FNMA, Pool# BD5189	4.50%	07/01/2046	1,515,246
703,948	FNMA, Pool# BD8599	4.50%	11/01/2046	748,083
805,072	FNMA, Pool# BD3999	4.50%	05/01/2047	851,262
971,289	FNMA, Pool# BD4009	4.00%	07/01/2047	1,046,779
1,045,555	FNMA, Pool# BD4010	4.00%	07/01/2047	1,118,273
679,619	FNMA, Pool# BD4041	4.00%	11/01/2047	723,457
1,158,365	FNMA, Pool# BH7686	4.50%	12/01/2047	1,227,274
1,459,798	FNMA, Pool# BJ8287	4.50%	01/01/2048	1,557,692
905,309	FNMA, Pool# BJ4035	4.50%	02/01/2048	958,987
976,375	FNMA, Pool# AN8989	4.07%	04/01/2048	1,056,023
566,808	FNMA, Pool# BJ4052	4.50%	05/01/2048	605,639
674,315	FNMA, Pool# BJ4050	4.50%	05/01/2048	737,964
936,456	FNMA, Pool# BJ4051	4.50%	05/01/2048	1,009,559
960,973	FNMA, Pool# BK5105	5.50%	05/01/2048	1,057,204
1,251,201	FNMA, Pool# BJ4057	4.50%	06/01/2048	1,324,753
624,751	FNMA, Pool# BK8032	5.50%	06/01/2048	687,313
701,661	FNMA, Pool# BJ4062	4.50%	07/01/2048	742,868
745,818	FNMA, Pool# BJ4061	4.50%	07/01/2048	789,962
735,345	FNMA, Pool# BJ4060	4.50%	07/01/2048	804,945
1,481,385	FNMA, Pool# BJ4067	4.50%	08/01/2048	1,568,022
558,020	FNMA, Pool# BN0202	5.50%	09/01/2048	613,396
658,160	FNMA, Pool# BN4936	5.50%	12/01/2048	719,977
367,330	FNMA, Pool# BN4921	5.50%	01/01/2049	401,283
12,327	FNMA REMIC Trust, Series 1990-116 H	9.00%	10/25/2020	12,542
47,344	FNMA REMIC Trust, Series 1991-136 J	7.50%	10/25/2021	48,371
498,125	FNMA REMIC Trust, Series 2017-M5 FA1 (1 Month LIBOR USD + 0.67%)	2.52%	04/25/2024	497,082
111,460	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	118,399
1,705,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	1,773,607
1,981,122	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	130,808
142,717	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	10,578
2,590,000	FNMA REMIC Trust, Series 2018-M8 A2#	3.33%	06/25/2028	2,761,380
213,982	FNMA REMIC Trust, Series 2016-M10 A1	2.10%	07/25/2028	213,983
1,804,328	FNMA REMIC Trust, Series 2018-M14 A1#	3.58%	08/25/2028	1,948,886
2,947,746	FNMA REMIC Trust, Series 2019-M14 A1	2.30%	06/25/2029	2,951,972
2,879,997	FNMA REMIC Trust, Series 2018-M12 A1	3.55%	08/25/2030	3,116,498
3,887,611	FNMA REMIC Trust, Series 2018-M13 A1#	3.70%	09/25/2030	4,256,968
1,756,525	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	119,216
5,017,926	FNMA REMIC Trust, Series 2014-14 LI~	3.00%	04/25/2031	174,830
250,081	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	270,753
779,017	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	874,500
560,376	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	635,404
2,652,529	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	3,030,773
967,160	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	1,084,037
1,666,000	FNMA REMIC Trust, Series 2005-104 UE	5.50%	12/25/2035	1,886,955
584,801	FNMA REMIC Trust, Series 2006-21 Z	5.50%	04/25/2036	648,091
52,658	FNMA REMIC Trust, Series 2012-30 DA	3.00%	08/25/2036	53,113
1,603,176	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	1,812,463
713,669	FNMA REMIC Trust, Series 2007-22 A	5.50%	03/25/2037	820,147
2,161,801	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	2,342,762
295,014	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	2.34%	02/25/2042	297,150
1,104,093	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	98,673
1,784,647	FNMA REMIC Trust, Series 2013-M6 1AC#	3.51%	02/25/2043	1,880,313
10,424	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	11,034

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 85.9% (Continued)
2,971	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	3,207
17,826	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	19,142
10,246	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	10,902
11,953	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	12,923
876,875	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	168,413
9,712,539	FREMF Mortgage Trust, Series 2012-K17 X2A^~	0.10%	12/25/2044	13,805
21,507,523	FREMF Mortgage Trust, Series 2012-K20 X2A^~	0.20%	05/25/2045	84,944
23,369	GNMA, Pool# 004295M	6.00%	10/20/2023	23,682
230,125	GNMA, Pool# 783374X	5.50%	04/15/2024	242,203
283,022	GNMA, Pool# 728160X	5.25%	11/15/2024	295,557
708,709	GNMA, Pool# 752842X	3.95%	07/15/2025	728,992
347,729	GNMA, Pool# 623145X	5.50%	10/15/2028	375,373
397,352	GNMA, Pool# 589694X	4.50%	08/15/2029	426,333
42,936	GNMA, Pool# 728157X	3.75%	11/15/2029	44,926
411,998	GNMA, Pool# 770225C	4.25%	08/20/2031	433,987
533,402	GNMA, Pool# 003160M	6.00%	11/20/2031	604,742
1,030,064	GNMA, Pool# 604389X	5.00%	06/15/2033	1,133,693
873,680	GNMA, Pool# 615958X	5.00%	09/15/2033	967,873
748,617	GNMA, Pool# 003489M	6.00%	12/20/2033	860,578
469,998	GNMA, Pool# 781746X	5.00%	05/15/2034	520,600
779,110	GNMA, Pool# 781815X	5.00%	10/15/2034	862,869
403,333	GNMA, Pool# 782173M	5.50%	05/20/2035	454,102
202,102	GNMA, Pool# 784315X	6.00%	06/15/2036	222,652
376,760	GNMA, Pool# 770226C	4.75%	09/20/2036	399,077
256,423	GNMA, Pool# 004194M	5.50%	07/20/2038	285,876
96,576	GNMA, Pool# 706295C	5.10%	12/20/2038	102,015
740,841	GNMA, Pool# 784442X	5.00%	06/15/2040	829,974
3,611,865	GNMA, Pool# 367090X	4.50%	07/15/2041	3,961,007
1,208,183	GNMA, Pool# AC0521C	5.50%	05/20/2042	1,338,094
1,425,144	GNMA, Pool# BM9287C	4.00%	08/20/2049	1,514,820
652,595	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	42,379
103,354	GNMA REMIC Trust, Series 2003-94 AB	4.00%	04/16/2033	104,027
876,873	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	961,996
1,583,721	GNMA REMIC Trust, Series 2006-47 ZA	5.00%	08/16/2036	1,731,418
138,149	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	154,005
718,856	GNMA REMIC Trust, Series 2012-52 WA#	6.16%	04/20/2038	827,642
789,683	GNMA REMIC Trust, Series 2017-83 ID~	7.00%	01/20/2039	178,945
1,038,527	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	1,166,604
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	617,948
3,362,067	GNMA REMIC Trust, Series 2010-162 ZE	4.00%	12/16/2040	3,618,287
484,339	GNMA REMIC Trust, Series 2016-112 AW#	7.11%	12/20/2040	566,600
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	767,544
382,348	GNMA REMIC Trust, Series 2011-121 FA (1 Month LIBOR USD + 0.40%)	2.14%	03/16/2043	381,625
1,298,967	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	211,963
725,000	GNMA REMIC Trust, Series 2012-44 B	2.95%	08/16/2043	731,394
682,313	GNMA REMIC Trust, Series 2018-127 PB	3.00%	09/20/2047	696,038
1,138,530	GNMA REMIC Trust, Series 2018-153 QA	3.50%	11/20/2048	1,186,507
3,920,844	GNMA REMIC Trust, Series 2014-135 I0#~	0.79%	01/16/2056	176,836
3,667,813	GNMA REMIC Trust, Series 2015-172 I0#~	0.84%	03/16/2057	184,308
5,535,412	GNMA REMIC Trust, Series 2016-40 I0#~	0.72%	07/16/2057	263,590
4,548,945	GNMA REMIC Trust, Series 2016-56 I0#~	0.91%	11/16/2057	289,352
5,893,644	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	395,643
718,923	SBA, Pool# 522053 (PRIME + 0.58%)	5.58%	05/25/2026	749,325
1,122,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	1,122,248
Total Mortgage Backed Securities (Cost $217,049,255)				223,299,589

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 4.6%
1,000,000	Apidos CLO XVI, Series 2013-16A CR (3 Month LIBOR USD + 3.00%)^	4.97%	01/21/2025	1,000,906
800,000	Emerson Park CLO, Ltd., Series 2013-1A C1R (3 Month LIBOR USD + 2.15%)^	4.15%	07/15/2025	800,350
600,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.19%	12/19/2036	601,104
1,484,600	Madison Park Funding XII, Ltd., Series 2014-12A CR (3 Month LIBOR USD + 2.35%)^	4.32%	07/20/2026	1,488,700
750,000	Madison Park Funding XVI, Ltd., Series 2015-16A C (3 Month LIBOR USD + 3.70%)^	5.67%	04/20/2026	752,466
750,000	OHA Credit Partners IX, Ltd., Series 2013-9A DR (3 Month LIBOR USD + 3.30%)^	5.27%	10/20/2025	750,641
500,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	507,461
650,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	654,238
1,000,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	1,004,738
725,000	Oportun Funding VIII LLC, Series 2018-A C^	5.09%	03/08/2024	732,090
950,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	982,206
1,000,000	Palmer Square Loan Funding, Ltd., Series 2019-3A C (3 Month LIBOR USD + 3.40%)^	5.30%	08/20/2027	1,004,971
240,149	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	240,565
750,000	Sound Point CLO XI, Ltd., Series 2016-1A CR (3 Month LIBOR USD + 2.25%)^	4.22%	07/20/2028	749,986
717,923	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	725,299
Total Asset Backed Securities (Cost $11,934,476)				11,995,721

Municipal Bonds — 1.3%
2,800,000	District of Columbia#	4.64%	08/01/2038	2,800,000
650,000	District of Columbia#	4.95%	08/01/2038	650,000
Total Municipal Bonds (Cost $3,174,303)				3,450,000

U.S. Treasury Notes — 5.2%
13,500,000	United States Treasury Note	1.63%	08/15/2022	13,515,557
Total U.S. Treasury Notes (Cost $13,503,892)				13,515,557

Preferred Stocks — 0.6%
32,768	AGNC Investment Corp., Series C, 7.00% (Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			850,330
25,000	Annaly Capital Management, Inc., Series G, 6.50% (Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)			631,250
Total Preferred Stocks (Cost $1,448,265)				1,481,580

Short-Term Investments — 3.4%

Money Market Funds — 3.2%
8,265,805	First American Government Obligations Fund — Class Z, 1.47%*			8,265,805
U.S. Treasury Bills — 0.2%
515,000	United States Treasury Bill, 1.75%†			514,975
Total Short-Term Investments (Cost $8,780,780)				8,780,780
Total Investments — 101.0% (Cost $255,890,971)				262,523,227
Liabilities in Excess of Other Assets — (1.0)%				(2,647,428)
NET ASSETS — 100.0%				$259,875,799

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2019 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	85.9%
U.S. Treasury Notes	5.2%
Asset Backed Securities	4.6%
Money Market Funds	3.2%
Municipal Bonds	1.3%
Preferred Stocks	0.6%
U.S. Treasury Bills	0.2%
Other Assets and Liabilities	(1.0)%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	170	03/31/2020	$36,670,316	$36,635,000	$(35,316)
U.S. Treasury 5-Year Note Futures	120	03/31/2020	14,288,060	14,233,125	(54,935)
U.S. Treasury Long Bond Futures	60	03/20/2020	9,536,071	9,354,375	(181,696)
U.S. Treasury Ultra Bond Futures	20	03/20/2020	3,735,722	3,633,125	(102,597)
			$64,230,169	$63,855,625	$(374,544)

There is no variation margin due to or from the Fund as of the date of this report.

Schedule of Securities Sold Short
December 31, 2019 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — (5.8)%
15,000,000	FNMA, 3.0%, Due TBA February	3.00%	02/15/2049	(15,200,219)
Total Mortgage Backed Securities (Proceeds $15,148,242)				$(15,200,219)

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory – WMC Strategic European Equity Fund – Institutional Shares (the “Fund”) increased 6.62% in value. During the same period, the MSCI Europe Index (the “Index”), the Fund’s benchmark, increased 6.88%.

We take a bottom-up approach to building the portfolio and aim to identify companies that we believe benefit from a structural growth advantage, are competitively well-positioned, and are attractively valued.

Sector allocation, a result of our bottom-up stock selection process, contributed to the relative performance, driven by the Fund’s zero weight in energy and overweight to industrials. This was offset by our lack of exposure to utilities and real estate, which detracted from relative returns. Stock selection was negative during the period. Selection within the health care, consumer staples, and consumer discretionary sectors detracted most from relative performance. This was partially offset by stronger selection within information technology and industrials.

The top individual contributors to relative returns during the period were overweight positions in Epiroc (industrials), Trelleborg (industrials), and Smith & Nephew (health care). Not holding benchmark constituent Royal Dutch Shell (energy) also contributed positively to relative returns.

Epiroc is a Swedish manufacturer of mining equipment and is one of the portfolio’s top ten positions. The stock price has reacted positively to stable demand growth and better-than-expected margin improvement. We believe Epiroc is a high-quality company exposed to structurally and cyclically attractive end markets with best-in-class margins and returns and continue to hold a position.

Trelleborg is a leader in engineered polymer solutions based in Sweden. The stock fell sharply in the first half of the year due to disappointing margins growth. However, the stock has recovered strongly. The market has started to buy back into the company which has experienced a pick-up in growth and announced a restructuring exercise which should lead to a simplification of the business and ultimately margin improvement. We continue to hold our position which we believe should continue to benefit from structural growth drivers, its dominant position in a niche market, and growth in its agricultural tires business.

Smith & Nephew is a United Kingdom-based multinational medical equipment manufacturing company and also one of the Fund’s top ten positions. The stock outperformed as investors continue to react favorably to positive sales growth and a simplification of the business. Despite the well-regarded CEO departing in October over pay related issues, the stock also benefited from the election result in the United Kingdom that saw an overwhelming Conservative party victory. We continue to believe that the business is exposed to growing end markets and there is further potential for margin expansion, although we remain watchful on valuation.

Top detractors from relative returns included our overweight positions in Ipsen (health care), Qiagen (health care), and Heineken (consumer staples).

Ipsen is a France-based pharmaceutical manufacturer for oncology, neuroscience and rare diseases. The stock price fell sharply in the fourth quarter after a key drug received a set-back when the FDA placed two trials on partial clinical hold. We continue to hold a position because we believe the company has a well-rounded product offering with several catalysts for future growth, a growing product portfolio, and a well-respected management team that has been able to forge value-accretive deals.

Qiagen is a Dutch life science and molecular diagnostics company. Shares declined, first in October due to management changes, and then recovered as American company Thermo Fisher Scientific approached Qiagen about a potential buyout deal. Shares fell sharply in December as management rejected the buyout. We continue to hold the name as of the end of the period.

Heineken is a Dutch beer brewing company. Shares underperformed the broader market after the company lowered the profit forecast due to the slow sales in the Americas. We continue to hold the position as of the end of the period.

Several macroeconomic indicators in Europe appear to now be bottoming and we believe the long-term growth story in Europe is supported by positive data and signs that Central Bank policy is likely to remain accommodative. However, political unease lingers and with the continued threat of trade tariffs, the hard deadline imposed on Brexit following the UK election result, we feel the shorter-term outlook remains unclear and volatility is likely to persist.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2019

Looking forward, we continue to seek to identify companies that are exposed to structural growth drivers and have built strong competitive advantages. These intrinsic qualities drive margins and returns, as well as high free cash flow generation, which we believe will create long-term value.  In line with our philosophy, we continue to remain disciplined around valuations across our holdings, trimming positions where higher valuations and expectations outpace fundamentals.

Sincerely,

Carl Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.9%

Austria — 0.3%
81,902	Porr AG	1,418,471

Belgium — 3.0%
180,289	UCB S.A.	14,346,486

Denmark — 2.4%
16,799	ALK-Abello A/S*	4,122,934
36,963	DSV Panalpina A/S	4,260,953
30,242	Netcompany Group A/S *	1,441,328
166,326	Spar Nord Bank A/S	1,615,361
		11,440,576
Finland — 1.0%
75,116	Kone OYJ	4,911,695

France — 12.0%
567,926	Elior Group S.A.	8,365,930
615,710	Elis S.A.	12,806,217
71,830	Ipsen S.A.	6,376,147
176,787	Legrand S.A.	14,437,169
56,241	Pernod Ricard S.A.	10,063,679
23,221	Safran S.A.	3,586,717
7,976	Virbac S.A.*	2,120,339
		57,756,198
Germany — 13.1%
10,508	Adidas AG	3,420,559
50,300	Beiersdorf AG	6,017,381
151,861	Brenntag AG	8,239,513
143,043	Fresenius SE & Co. KGaA	8,049,564
39,393	Knorr-Bremse AG	4,010,000
120,352	Merck KGaA	14,188,811
139,169	Siemens Healthineers AG	6,671,381
314,151	United Internet AG	10,288,262
43,037	Washtec AG	2,588,524
		63,473,995
Italy — 0.5%
16,794	DiaSorin S.p.A.	2,174,967

Netherlands — 9.0%
14,560	ASML Holding NV	4,310,603
55,832	BE Semiconductor Industries NV	2,167,580
156,724	Heineken NV	16,726,898
82,800	QIAGEN NV*	2,821,283
245,495	Unilever NV	14,089,198
45,464	Wolters Kluwer NV	3,319,592
		43,435,154
Portugal — 1.7%
511,893	Jeronimo Martins SGPS S.A.	8,435,672

Spain — 1.9%
165,100	Almirall S.A.	2,714,095
94,059	Laboratorios Farmaceuticos Rovi S.A.	2,574,357
73,877	Viscofan S.A.	3,911,379
		9,199,831
Sweden — 11.8%
568,092	Alfa Laval AB	14,306,977
433,609	Assa Abloy AB	10,135,809
77,503	Atlas Copco AB	3,093,584
865,385	Cloetta AB	2,934,666
1,222,071	Epiroc AB	14,945,022
57,000	Swedish Match AB	2,936,453
484,323	Trelleborg AB	8,718,744
		57,071,255
Switzerland — 14.4%
14,092	Geberit AG	7,909,578
2,264	INFICON Holding AG	1,797,772
289,348	Julius Baer Group, Ltd.	14,916,735
37,876	Kuehne & Nagel International AG	6,388,418
220,534	Novartis AG	20,882,278
1,413,051	UBS Group AG	17,831,839
		69,726,620
United Kingdom — 24.8%
521,336	Beazley PLC	3,835,916
320,519	Bunzl PLC	8,766,483
402,918	Compass Group PLC	10,097,907
176,374	Diageo PLC	7,431,866
1,403,869	Electrocomponents PLC	12,626,611
821,627	GlaxoSmithKline PLC	19,305,933
426,457	IMI PLC	6,664,271
686,975	Prudential PLC	13,162,964
754,704	Rentokil Initial PLC	4,523,401
516,570	Rotork PLC	2,296,330
748,978	Smith & Nephew PLC	18,051,039
282,705	Smiths Group PLC	6,314,302
38,136	Softcat PLC	582,708
164,043	Spectris PLC	6,321,872
		119,981,603
Total Common Stocks (Cost $374,179,624)		463,372,523

Preferred Stocks — 0.9%
Germany — 0.9%
95,403	Fuchs Petrolub SE	4,739,973
Total Preferred Stocks (Cost $3,876,919)		4,739,973

Short-Term Investments — 2.3%
Money Market Funds — 2.3%
10,966,397	First American Government
	Obligations Fund — Class Z, 1.47%#	10,966,397
Total Short-Term Investments (Cost $10,966,397)		10,966,397
Total Investments — 99.1% (Cost $389,022,940)		479,078,893
Other Assets in Excess of Liabilities — 0.9%		4,107,280
NET ASSETS — 100.0%		$483,186,173

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2019 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	24.8%
Switzerland	14.4%
Germany	14.0%
France	12.0%
Sweden	11.8%
Netherlands	9.0%
Belgium	3.0%
Denmark	2.4%
Money Market Funds	2.3%
Spain	1.9%
Portugal	1.7%
Finland	1.0%
Italy	0.5%
Austria	0.3%
Other Assets and Liabilities	0.9%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory Emerging Markets Select Fund – Institutional Shares (the “Fund”) increased 7.66% in value. During the same period, the FTSE Emerging Index (the “Index”), the Fund’s benchmark, increased 7.49%.

Over the period, the Fund performed well in Eastern Europe, specifically in Russian investments. The Fund’s underweight to Latin America mitigated outperformance as the region performed well over the last six months. In Asia, the largest exposure in the Index, performance was generally strong; however overweights to India and Hong Kong diminished otherwise solid returns. In India, government reforms around financial institutions dampened returns in the region, while in Hong Kong, protests deterred tourism and business travel leading to underperformance versus mainland China.

From a sector perspective, an overweight to information technology, specifically the semiconductor industry, was an outsized contributor. The utilities sector proved challenging as government reform in several emerging market regions resulted in perceived risks for the profitability of the industry. While a small weight in the portfolio, real estate was a challenging sector, specifically driven by allocations in India where financial reform drove underperformance.

From an individual stock perspective, three semiconductor names, Taiwan Semiconductor, Samsung, and MediaTek, were outsized contributors as trade tensions abated and revenues normalized from previously depressed levels. Chinese e-commerce conglomerate, Alibaba, was also a strong contributor during the period. Punjab National Bank, an Indian government-owned bank, was the largest detractor followed by South African chemicals company, Sasol, and Brazilian utility, CEMIG.

Over the six-month period, the Fund added eight new names, eliminated six, and both initiated and wholly exited two companies. These moves marginally increased weights in information technology and real estate and shrunk the weight in consumer staples.

Looking forward, we continue to believe that a structural overweight to the Asia ex-Japan region, which has excellent long-term growth potential, should be accretive to future returns. Additionally, bottom-up analysis on individual companies has led to overweight exposures in information technology and financials where we have found attractive opportunities.

Overall, we continue to believe in the philosophy of the fund and the ability to find mispriced opportunities across the growth and value spectrum.

Sincerely,

Chris H. Bartlett
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 93.4%

China — 31.5%
22,205	51job, Inc. ADR*	1,885,205
838,664	AIA Group, Ltd.	8,821,040
71,791	Alibaba Group Holding, Ltd. ADR*	15,226,871
163,681	ASM Pacific Technology, Ltd.	2,271,953
11,283	Autohome, Inc. ADR*	902,753
38,173	Baidu, Inc. ADR*	4,825,067
11,690	BeiGene, Ltd. ADR*	1,937,734
1,900,034	Brilliance China Automotive Holdings, Ltd.	1,971,962
980,000	China Communications Services Corp., Ltd.	714,404
4,200,000	China Construction Bank Corp.	3,641,577
160,692	China International Travel Service Corp., Ltd.	2,055,010
800,034	China Mengniu Dairy Co., Ltd.	3,236,212
648,832	China Merchants Bank Co., Ltd.	3,335,729
380,000	China Mobile, Ltd.	3,210,946
3,938,000	China Resources Power Holdings Co., Ltd.	5,529,324
1,156,000	China Shenhua Energy Co., Ltd.	2,417,086
4,253,811	Dongfeng Motor Group Co., Ltd.	4,001,919
236,229	ENN Energy Holdings, Ltd.	2,580,849
512,114	Henderson Land Development Co., Ltd.	2,512,972
7,136,955	Huadian Power International Corp., Ltd.	2,711,814
2,403,000	Industrial & Commercial Bank of China, Ltd.	1,853,984
8,560,000	Lenovo Group, Ltd.	5,748,498
696,901	Longfor Group Holdings, Ltd.	3,263,572
1,704,725	MGM China Holdings, Ltd.	2,783,866
176,800	Midea Group Co., Ltd.	1,482,332
19,488	New Oriental Education &
	Technology Group, Inc. ADR*	2,362,920
97,000	Pharmaron Beijing Co., Ltd.*	541,496
433,379	Ping An Insurance Group Co. of China, Ltd.	5,128,376
462,079	Swire Properties, Ltd.	1,530,797
70,686	TAL Education Group ADR*	3,407,065
237,859	Tencent Holdings, Ltd.	11,459,133
51,640	WuXi AppTec Co., Ltd. — Class A	683,456
106,260	WuXi AppTec Co., Ltd. — Class H	1,317,441
		115,353,363
Czech Republic — 0.9%
140,432	CEZ A/S	3,156,151

Hungary — 0.5%
34,081	OTP Bank	1,784,481

India — 12.4%
272,949	Aurobindo Pharma, Ltd.	1,746,988
39,822	Bajaj Auto, Ltd.	1,777,572
34,575	Bajaj Finance, Ltd.	2,052,295
1,170,618	Bharat Electronics, Ltd.*	1,641,274
257,022	Cyient, Ltd.	1,477,948
223,780	Escorts, Ltd.	1,975,770
251,412	Godrej Consumer Products, Ltd.	2,411,870
166,824	Godrej Properties, Ltd.*	2,311,490
209,049	HDFC Bank, Ltd.	3,730,175
116,080	Housing Development Finance Corp., Ltd.	3,924,950
765,705	ICICI Bank, Ltd.	5,806,929
75,418	Kotak Mahindra Bank, Ltd.	1,780,031
2,403,247	NTPC, Ltd.	4,008,321
287,371	Oberoi Realty, Ltd.	2,136,162
116,773	Phoenix Mills, Ltd.	1,362,722
3,756,679	Punjab National Bank*	3,388,366
62,602	PVR, Ltd.	1,665,869
435,486	State Bank of India*	2,037,967
		45,236,699
Indonesia — 2.1%
1,544,868	Bank Central Asia Tbk PT	3,715,418
2,925,700	Bank Mandiri Persero Tbk PT	1,616,635
7,589,600	Bank Rakyat Indonesia Persero Tbk PT	2,402,305
		7,734,358
Malaysia — 1.5%
1,813,600	CIMB Group Holdings Bhd	2,284,265
4,060,600	Genting Malaysia Bhd	3,268,448
		5,552,713
Philippines — 0.7%
914,789	Universal Robina Corp.	2,619,102

Russia — 3.7%
53,939	LUKOIL PJSC ADR	5,372,681
93,918	MMC Norilsk Nickel PJSC ADR	2,872,130
726,746	Rosneft Oil Co. PJSC GDR	5,276,109
		13,520,920
Singapore — 2.6%
199,389	DBS Group Holdings, Ltd.	3,844,468
1,778,108	Wilmar International, Ltd.	5,447,589
		9,292,057
South Africa — 1.6%
266,889	Sasol, Ltd.	5,790,326

South Korea — 14.5%
109,450	DB Insurance Co., Ltd.	4,944,027
71,720	Hana Financial Group, Inc.	2,281,270
4,930	Hugel, Inc.*	1,693,734
148,236	KB Financial Group, Inc.	6,107,020
37,575	Korea Shipbuilding &
	Offshore Engineering Co., Ltd.*	4,088,715
11,039	LG Electronics, Inc.	685,712
2,674	LG Household & Health Care, Ltd.	2,904,639
30,029	POSCO	6,103,808
346,661	Samsung Electronics Co., Ltd.	16,704,513
88,250	Shinhan Financial Group Co., Ltd.	3,308,739
52,939	SK Hynix, Inc.	4,305,939
		53,128,116
Taiwan — 12.2%
469,000	Catcher Technology Co., Ltd.	3,552,398
404,803	Chroma ATE, Inc.	1,968,744
2,671,000	Compal Electronics, Inc.	1,682,353
152,300	Globalwafers Co., Ltd.	1,950,414
1,321,000	Hon Hai Precision Industry Co., Ltd.	4,007,274
2,090,406	Lite-On Technology Corp.	3,441,753
325,191	MediaTek, Inc.	4,818,383
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 93.4% (Continued)

Taiwan — 12.2% (Continued)
1,844,212	Taiwan Semiconductor
	Manufacturing Co., Ltd.	20,411,425
1,187,179	Uni-President Enterprises Corp.	2,944,001
		44,776,745
Thailand — 2.1%
439,600	Bangkok Bank PCL NVDR	2,345,654
692,215	CP ALL PCL	1,667,942
884,700	Siam Commercial Bank PCL NVDR	3,597,595
		7,611,191
Turkey — 1.6%
1,874,870	Akbank T.A.S.*	2,553,796
276,589	Ford Otomotiv Sanayi A.S.	3,293,144
		5,846,940
United Arab Emirates — 1.2%
2,045,150	Abu Dhabi Commercial Bank PJSC	4,415,563

United Kingdom — 2.0%
223,980	Antofagasta PLC	2,711,909
471,303	Standard Chartered PLC	4,441,160
		7,153,069
United States — 2.3%
71,754	Cognizant Technology Solutions Corp.	4,450,183
322,369	Flex, Ltd.*	4,068,297
		8,518,480
Total Common Stocks (Cost $311,236,223)		341,490,274

Preferred Stocks — 2.3%
Brazil — 1.3%
1,357,996	Cia Energetica de Minas Gerais	4,677,650

South Korea — 1.0%
59,034	Hyundai Motor Co.	3,656,386
Total Preferred Stocks (Cost $8,755,006)		8,334,036

Real Estate Investment Trusts — 0.5%
China — 0.5%
175,255	Link REIT	1,856,648
Total Real Estate Investment Trusts (Cost $1,923,256)		1,856,648

Exchange Traded Funds — 0.4%
United States — 0.4%
22,392	iShares MSCI All Country Asia ex
	Japan Exchange Traded Fund	1,645,812
Total Exchange Traded Funds (Cost $1,643,138)		1,645,812

Short-Term Investments — 2.8%
Money Market Funds — 2.8%
10,084,757	First American Government
	Obligations Fund — Class Z, 1.47%#	10,084,757
Total Short-Term Investments (Cost $10,084,757)		10,084,757
Total Investments — 99.4% (Cost $333,642,380)		363,411,527
Other Assets in Excess of Liabilities — 0.6%		2,369,744
NET ASSETS — 100.0%		$365,781,271

*	Non-Income Producing
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

China	32.0%
South Korea	15.5%
India	12.4%
Taiwan	12.2%
Russia	3.7%
Money Market Funds	2.8%
United States	2.7%
Singapore	2.6%
Indonesia	2.1%
Thailand	2.1%
United Kingdom	2.0%
Turkey	1.6%
South Africa	1.6%
Malaysia	1.5%
Brazil	1.3%
United Arab Emirates	1.2%
Czech Republic	0.9%
Philippines	0.7%
Hungary	0.5%
Other Assets in Excess of Liabilities	0.6%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2019

Dear Shareholders:

During the six-month period ended December 31, 2019, the Brown Advisory – Beutel Goodman Large-Cap Value Fund – Institutional Shares (the “Fund”) increased 12.03% in value. During the same period, the Russell 1000® Value Index (the “Index”), the Fund’s benchmark, increased 8.86%.

Geopolitical volatility was a main theme in the early half of the period. In addition to central bank easing, the laundry list of distractions included – but was not limited to – another escalation of trade tensions, growing fears of a hard Brexit, unrest in Hong Kong, concern about a potential recession in Europe, an attack on Saudi Arabian oil fields and a whistleblower complaint that sparked an impeachment inquiry. If volatility was the central theme in the third quarter, however, then the fourth quarter represented something quite the opposite. Despite market angst centered on trade tensions, the feared impact of slowing economic growth on corporate earnings, and liquidity issues in the repurchase agreement (repo) market, each pocket of uncertainty was seemingly addressed early on in the quarter. The U.S. and China shook hands on a Phase I trade deal in October (although it took another two months to work out the details), earnings were mostly better than expected, and the U.S. Federal Reserve stepped in to help the repo market. This prompted a return to risk-on sentiment in the markets.

Stock selection was the key driver of performance over the period, with the most meaningful contributions coming from the Fund’s consumer staples, information technology, health care and industrials names. Sector weighting effects were also a meaningful source of added value, where the Fund’s underweight position in energy, as well as its overweight positions in information technology and communication services all contributed positively to performance. The Fund’s sector weights are purely a function of our bottom-up fundamental view of stocks; accordingly, this discussion will focus on absolute contributions to performance.

At the individual security level, KLA-Tencor was the most notable contributor on an absolute-return basis, following a surprise increase in management’s forward guidance. The company also benefitted from signs that memory prices are flattening, which could indicate an inflection point in the cycle. Despite the sizeable move in the stock, valuation remains attractive, particularly given the company’s dominant market position, high returns, clean balance sheet and positive capital allocation decisions over the last few years. Amgen was up on stronger-than-forecast third quarter results and positive news flow around its EVENITY® treatment for severe osteoporosis, as well as continued strong business fundamentals, which the market is now recognizing. Consumer staples company Kellogg contributed after reporting positive quarterly results, and most importantly, organic growth in all regions as it continues to invest in its portfolio of brands. Parker-Hannifin, which had come under pressure in 2019 as most other cyclicals had in the wake of the U.S.-China tariff tensions, rose in the weeks following U.S. President Trump’s October 11 announcement that a Phase I deal had been reached with China.

Halliburton was the most notable detractor on an absolute basis, negatively affected by its exposure to oil and gas. The holding was ultimately sold over the period. The stock breached our downside target earlier this year. After a review was conducted, the conclusion was that there was still meaningful upside to intrinsic value based on what we viewed as reasonable and still conservative assumptions for activity and margins. However, while we have confidence that the company will come out of the current downturn as an even stronger player, the necessary consolidation of its peers has taken longer than expected, and the uncertainty in our outlook has increased. Flowserve was another detractor over the period. Investor expectations for Flowserve had been high heading into the reporting of second quarter results, after beating estimates and increasing its outlook for the past few quarters. Despite a repeat of past results (i.e., beat and raise), the stock declined sharply as the magnitude fell short. Further, management would not provide insight into its largest end market, energy, for 2020. That said, we take a long-term view with all of our holdings, and with continuing good execution, we believe our target should be achieved. At times when management exceeds expectations, investor excitement should move the shares to more lofty valuations (based on lower sales and margins) and pullbacks like this may occur. Our focus continues to be on management’s ability to execute on its strategy and follow the plan it has widely communicated.

During the period, we initiated one-third process-driven sales on American Express, KLA, Merck and JPMorgan Chase after all four reached our target prices. We further trimmed the position in KLA in the ensuing weeks. Halliburton was sold in its entirety. We redeployed the proceeds of the sales into existing holdings American Express, Ameriprise Financial, Amgen, BlackRock, Cummins, Gardner Denver, Harley-Davidson, Kellogg, Omnicom, Oracle and Symantec (renamed NortonLifeLock, post-sale close).

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2019

Amid geopolitical distractions, investors extended the flight into quality. In an environment of various geopolitical distractions and significant volatility, the Index returned 26.54% in 2019. As earnings growth in the year was essentially flat versus 2018, U.S. equity performance was driven primarily by multiple expansion, likely stemming from lofty expectations for 14.5% earnings growth in 2020. These projections, in turn, are being fueled in part by M&A activity and company share buybacks funded largely through debt – not, in our view, the best setup for equities in 2020.

That being said, we don’t own the market – we own a basket of what we view as quality companies that generate free cash flow; have strong balance sheets and capital allocation policies that we feel strike the right balance between corporate needs and shareholder returns; and trade at a discount. We trimmed a number of positions over the period as they have reached our target prices, and as we have noted over the past year, finding new opportunities in the U.S. equity universe has become more challenging. We only added one new business to the portfolio in 2019, versus eight in 2018. We believe this reflects how expensive the market has become – there are far fewer great companies trading at deep discounts. Despite the more challenging operating environment for us, we have not wavered from our disciplined and patient approach to investment management. Forced decisions are marginal decisions, usually followed by profound regret. As the market has gotten more expensive, we believe owning more of our gems (i.e., increasing concentration) is a far better approach than forcing a decision on a stock that “might be good enough.”

Moving in to 2020, the portfolio is still trading at a discount to intrinsic value and to the market overall. As a result, while the market appears expensive and expectations are high, we do not believe our outlook for the growth and profitability of the businesses we own is stretched. As such, we remain positive that more of our holdings will begin to outperform in the years ahead.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. If a Fund is non-diversified, then its investments are not required to meet certain requirements under Federal law. A non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions ad risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.4%

Communication Services — 15.1%
392,800	Comcast Corp.	17,664,216
258,487	Omnicom Group, Inc.	20,942,617
380,340	Verizon Communications, Inc.	23,352,876
		61,959,709
Consumer Discretionary — 6.1%
7,430	AutoZone, Inc.*	8,851,433
432,774	Harley-Davidson, Inc.	16,094,865
		24,946,298
Consumer Staples — 12.1%
246,250	Campbell Soup Co.	12,169,675
298,126	Kellogg Co.	20,618,394
124,130	Kimberly-Clark Corp.	17,074,082
		49,862,151
Financials — 14.0%
107,800	American Express Co.	13,420,022
116,150	Ameriprise Financial, Inc.	19,348,267
25,820	BlackRock, Inc.	12,979,714
45,160	JPMorgan Chase & Co.	6,295,304
97,430	Wells Fargo & Co.	5,241,734
		57,285,041
Health Care — 10.9%
218,311	AmerisourceBergen Corp.	18,560,801
93,520	Amgen, Inc.	22,544,867
38,740	Merck & Co., Inc.	3,523,403
		44,629,071
Industrials — 18.3%
96,660	Cummins, Inc.	17,298,274
189,409	Flowserve Corp.	9,426,886
460,520	Gardner Denver Holdings, Inc.*	16,891,874
73,740	Ingersoll-Rand PLC	9,801,521
106,460	Parker-Hannifin Corp.	21,911,596
		75,330,151
Information Technology — 16.5%
274,587	Amdocs, Ltd.	19,822,436
52,930	KLA Corp.	9,430,538
898,350	NortonLifeLock, Inc.	22,925,892
291,380	Oracle Corp.	15,437,312
		67,616,178
Materials — 2.4%
104,340	LyondellBasell Industries NV	9,858,043
Total Common Stocks (Cost $335,255,934)		391,486,642

Short-Term Investments — 4.1%
Money Market Funds — 4.1%
16,657,514	First American Government
	Obligations Fund — Class Z, 1.47%#	16,657,514
Total Short-Term Investments (Cost $16,657,514)		16,657,514
Total Investments — 99.5% (Cost $351,913,448)		408,144,156
Other Assets in Excess of Liabilities — 0.5%		1,996,026
NET ASSETS — 100.0%		$410,140,182

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Industrials	18.3%
Information Technology	16.5%
Communication Services	15.1%
Financials	14.0%
Consumer Staples	12.1%
Health Care	10.9%
Consumer Discretionary	6.1%
Money Market Funds	4.1%
Materials	2.4%
Other Assets and Liabilities	0.5%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2019 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,317,218,850	$270,417,236	$51,247,498	$1,437,735,852
Net unrealized appreciation (depreciation)	1,281,754,315	261,787,619	43,208,637	492,939,844
Total investments, at market value	2,598,973,165	532,204,855	94,456,135	1,930,675,696
Receivables:
Investments sold	—	—	—	5,461,604
Fund shares sold	3,803,912	286,693	—	15,416,300
Interest and dividends	716,007	142,097	176,512	1,047,191
Prepaid expenses and other assets	86,615	52,071	49,871	111,495
Total Assets	2,603,579,699	532,685,716	94,682,518	1,952,712,286
LIABILITIES
Payables:
Investments purchased	—	—	—	20,249,037
Fund shares redeemed	1,348,347	57,368	49,059	656,986
Accrued Liabilities:
Investment advisory fees	1,254,549	195,772	47,463	930,832
Service fees	112,905	48,468	8,383	114,557
Administration, accounting and transfer agent fees	156,949	31,225	5,995	107,848
Business management fees	108,275	22,354	3,955	78,846
Trustee fees	8,167	1,600	238	8,521
Distribution fees	1,827	1,088	219	54,956
Professional fees	21,843	13,899	10,185	13,866
Custody fees	24,914	5,721	1,463	22,748
Other liabilities	25,324	4,509	4,841	45,858
Total Liabilities	3,063,100	382,004	131,801	22,284,055
NET ASSETS	$2,600,516,599	$532,303,712	$94,550,717	$1,930,428,231

COMPONENTS OF NET ASSETS
Paid-in capital	$1,314,012,576	$269,369,563	$51,085,835	$1,429,200,727
Total distributable earnings (loss)	1,286,504,023	262,934,149	43,464,882	501,227,504
NET ASSETS	$2,600,516,599	$532,303,712	$94,550,717	$1,930,428,231
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,697,399,208	$147,457,963	$27,523,073	$1,000,180,290
Shares outstanding (unlimited shares authorized)	64,530,501	5,912,202	1,929,968	35,475,280
Net asset value per share	$26.30	$24.94	$14.26	$28.19
Investor Shares:
Net assets	$894,031,848	$379,617,378	$65,996,523	$666,953,580
Shares outstanding (unlimited shares authorized)	34,447,481	15,240,409	4,629,323	23,961,923
Net asset value per share	$25.95	$24.91	$14.26	$27.83
Advisor Shares:
Net assets	$9,085,543	$5,228,371	$1,031,121	$263,294,361
Shares outstanding (unlimited shares authorized)	373,042	209,739	72,372	9,650,018
Net asset value per share	$24.36	$24.93	$14.25	$27.28

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2019 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$49,502,266	$1,113,483,506	$766,833,119	$287,684,964
Net unrealized appreciation (depreciation)	10,599,924	353,317,383	226,987,047	68,605,114
Total investments, at market value	60,102,190	1,466,800,889	993,820,166	356,290,078
Foreign currency (Cost of $—, $—, $— and $73,904, respectively.)	—	—	—	73,904
Receivables:
Investments sold	—	—	1,646,882	—
Fund shares sold	657,463	6,832,896	1,150,136	2,717,985
Interest and dividends	29,191	486,956	1,835,758	248,765
Prepaid expenses and other assets	32,591	96,340	45,725	37,701
Total Assets	60,821,435	1,474,217,081	998,498,667	359,368,433
LIABILITIES
Payables:
Investments purchased	456,145	3,143,990	1,282,969	3,418,257
Fund shares redeemed	—	594,824	727,238	6,128
Accrued Liabilities:
Investment advisory fees, net	21,322	1,040,693	717,212	168,620
Service fees	153	65,622	80,116	3,131
Administration, accounting and transfer agent fees	3,713	88,239	65,083	18,134
Business management fees	2,448	61,217	42,189	14,415
Trustee fees	229	5,188	2,991	1,448
Distribution fees	—	3,152	1,770	—
Professional fees	9,898	16,253	13,048	10,771
Custody fees	3,005	16,133	14,155	40,171
Other liabilities	2,659	46,303	33,326	4,320
Total Liabilities	499,572	5,081,614	2,980,097	3,685,395
NET ASSETS	$60,321,863	$1,469,135,467	$995,518,570	$355,683,038

COMPONENTS OF NET ASSETS
Paid-in capital	$50,356,481	$1,119,349,480	$772,371,129	$290,654,827
Total distributable earnings (loss)	9,965,382	349,785,987	223,147,441	65,028,211
NET ASSETS	$60,321,863	$1,469,135,467	$995,518,570	$355,683,038
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$59,058,422	$947,525,753	$365,734,647	$329,340,783
Shares outstanding (unlimited shares authorized)	4,282,203	21,434,256	14,306,208	19,444,948
Net asset value per share	$13.79	$44.21	$25.56	$16.94
Investor Shares:
Net assets	$1,263,441	$506,620,090	$621,401,849	$26,342,255
Shares outstanding (unlimited shares authorized)	91,829	22,926,125	24,328,627	1,556,297
Net asset value per share	$13.76	$22.10	$25.54	$16.93
Advisor Shares:
Net assets	$—	$14,989,624	$8,382,074	$—
Shares outstanding (unlimited shares authorized)	—	710,692	329,738	—
Net asset value per share	$—	$21.09	$25.42	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2019 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$120,058,376	$321,271,044	$216,623,723	$136,841,563
Investments – affiliated, at cost (Note 3)	21,950,538	—	—	—
Total investments, at cost	142,008,914	321,271,044	216,623,723	136,841,563
Net unrealized appreciation (depreciation) – unaffiliated	2,222,999	5,498,040	2,759,114	3,598,820
Net unrealized appreciation (depreciation) – affiliated (Note 3)	223,830	—	—	—
Total net unrealized appreciation (depreciation)	2,446,829	5,498,040	2,759,114	3,598,820
Investments – unaffiliated, at market value	122,281,375	326,769,084	219,382,837	140,440,383
Investments – affiliated, at market value (Note 3)	22,174,368	—	—	—
Total investments, at market value	144,455,743	326,769,084	219,382,837	140,440,383
Cash	—	6,020	6,020	—
Cash deposit at broker – futures contracts (Note 6)	422,595	1,918,929	81,667	266,731
Gross unrealized appreciation – futures contracts (Note 6)	—	—	—	57,287
Receivables:
Investments sold	805	—	—	25,000
Fund shares sold	62,600	4,447,596	452,899	103,700
Interest and dividends	646,612	1,865,118	1,570,376	752,668
Prepaid expenses and other assets	30,262	38,537	30,496	35,298
Total Assets	145,618,617	335,045,284	221,524,295	141,681,067
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	97,645	1,524,223	—	289,575
Payables:
Fund shares redeemed	—	100,677	5,000	—
Accrued Liabilities:
Investment advisory fees, net	31,326	82,995	74,524	35,421
Service fees	6,200	147	83	28
Administration, accounting and transfer agent fees	13,440	28,500	24,039	13,435
Business management fees	6,200	13,832	9,315	5,903
Trustee fees	385	1,220	545	423
Distribution fees	763	—	—	—
Professional fees	10,413	10,897	11,801	10,268
Custodian fees	2,909	4,804	4,895	3,150
Other liabilities	2,996	7,057	4,706	5,398
Total Liabilities	172,277	1,774,352	134,908	363,601
NET ASSETS	$145,446,340	$333,270,932	$221,389,387	$141,317,466

COMPONENTS OF NET ASSETS
Paid-in capital	$143,718,738	$330,037,173	$222,526,104	$137,681,308
Total distributable earnings (loss)	1,727,602	3,233,759	(1,136,717)	3,636,158
NET ASSETS	$145,446,340	$333,270,932	$221,389,387	$141,317,466
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$329,775,702	$219,379,567	$140,609,676
Shares outstanding (unlimited shares authorized)	—	32,594,415	22,743,519	13,938,770
Net asset value per share	$—	$10.12	$9.65	$10.09
Investor Shares:
Net assets	$141,856,433	$3,495,230	$2,009,820	$707,790
Shares outstanding (unlimited shares authorized)	13,158,415	345,456	208,412	70,153
Net asset value per share	$10.78	$10.12	$9.64	$10.09
Advisor Shares:
Net assets	$3,589,907	$—	$—	$—
Shares outstanding (unlimited shares authorized)	340,443	—	—	—
Net asset value per share	$10.54	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2019 (Unaudited)

			BROWN
	BROWN	BROWN	ADVISORY	BROWN
	ADVISORY	ADVISORY	TAX-EXEMPT	ADVISORY
	MARYLAND	TAX-EXEMPT	SUSTAINABLE	MORTGAGE
	BOND	BOND	BOND	SECURITIES
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$176,501,371	$1,112,825,992	$62,990,521	$255,890,971
Net unrealized appreciation (depreciation)	7,443,522	38,107,775	64,616	6,632,256
Total investments, at market value	183,944,893	1,150,933,767	63,055,137	262,523,227
Cash	—	—	—	13,392
Cash deposit at broker – futures contracts (Note 6)	—	—	—	461,825
Gross unrealized appreciation – futures contracts (Note 6)	—	—	—	—
Receivables:
Investments sold	—	25,000	—	15,174,157
Fund shares sold	454,008	5,311,783	1,445,000	250,000
Interest and dividends	2,479,658	6,399,544	318,543	1,265,718
Prepaid expenses and other assets	6,887	55,195	—	39,589
Total Assets	186,885,446	1,162,725,289	64,818,680	279,727,908
LIABILITIES
Securities sold short (Proceeds of $—, $—, $—, and $15,148,242)	—	—	—	15,200,219
Gross unrealized depreciation – futures contracts (Note 6)	—	—	—	374,544
Payables:
Investments purchased	—	13,529,250	2,051,900	4,145,187
Fund shares redeemed	35,167	409,231	—	11
Distribution to shareholders	317,955	1,916,982	49,895	—
Accrued Liabilities:
Investment advisory fees	46,959	288,828	10,844	65,807
Service fees	7,826	526	2,268	38
Administration, accounting and transfer agent fees	14,665	69,405	3,509	31,117
Business management fees	7,826	48,138	2,268	10,968
Trustee fees	423	4,501	203	604
Professional fees	10,590	12,482	2,171	10,761
Custodian fees	2,344	13,713	426	8,522
Other liabilities	2,609	4,100	2,457	4,331
Total Liabilities	446,364	16,297,156	2,125,941	19,852,109
NET ASSETS	$186,439,082	$1,146,428,133	$62,692,739	$259,875,799

COMPONENTS OF NET ASSETS
Paid-in capital	$181,328,691	$1,116,031,326	$62,628,123	$263,130,694
Total distributable earnings (loss)	5,110,391	30,396,807	64,616	(3,254,895)
NET ASSETS	$186,439,082	$1,146,428,133	$62,692,739	$259,875,799
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$1,133,776,579	$—	$258,949,101
Shares outstanding (unlimited shares authorized)	—	110,073,890	—	25,641,087
Net asset value per share	$—	$10.30	$—	$10.10
Investor Shares:
Net assets	$186,439,082	$12,651,554	$62,692,739	$926,698
Shares outstanding (unlimited shares authorized)	17,142,009	1,228,181	6,261,926	91,672
Net asset value per share	$10.88	$10.30	$10.01	$10.11
Advisor Shares:
Net assets	$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—	—
Net asset value per share	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2019 (Unaudited)

	BROWN
	ADVISORY –	BROWN	BROWN
	WMC	ADVISORY	ADVISORY –
	STRATEGIC	EMERGING	BEUTEL
	EUROPEAN	MARKETS	GOODMAN
	EQUITY	SELECT	LARGE-CAP
	FUND	FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$389,022,940	$333,642,380	$351,913,448
Net unrealized appreciation (depreciation)	90,055,953	29,769,147	56,230,708
Total investments, at market value	479,078,893	363,411,527	408,144,156
Cash	—	—	38,483
Foreign currency (Cost of $5, $34,677, and $—, respectively.)	5	34,677	—
Receivables:
Investments sold	873,497	154,856	—
Fund shares sold	1,042,475	1,063,482	2,452,622
Interest and dividends	3,249,138	1,634,057	463,292
Prepaid expenses and other assets	37,092	67,708	25,679
Total Assets	484,281,100	366,366,307	411,124,232
LIABILITIES
Payables:
Investments purchased	350,655	137,046	744,443
Fund shares redeemed	200,071	11,149	20,000
Accrued Liabilities:
Investment advisory fees	372,480	271,444	153,094
Service fees	2,933	667	—
Administration, accounting and transfer agent fees	31,302	22,538	21,764
Business management fees	20,693	15,080	17,010
Trustee fees	2,202	1,614	1,609
Distribution fees	1,314	35	—
Professional fees	11,276	11,944	10,781
Custodian fees	80,821	97,668	7,422
Other liabilities	21,180	15,851	7,927
Total Liabilities	1,094,927	585,036	984,050
NET ASSETS	$483,186,173	$365,781,271	$410,140,182

COMPONENTS OF NET ASSETS
Paid-in capital	$400,521,038	$351,244,371	$361,087,070
Total distributable earnings (loss)	82,665,135	14,536,900	49,053,112
NET ASSETS	$483,186,173	$365,781,271	$410,140,182
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$459,635,351	$360,392,182	$410,140,182
Shares outstanding (unlimited shares authorized)	40,764,744	36,265,293	35,638,625
Net asset value per share	$11.28	$9.94	$11.51
Investor Shares:
Net assets	$17,356,549	$5,219,474	$—
Shares outstanding (unlimited shares authorized)	1,542,357	525,215	—
Net asset value per share	$11.25	$9.94	$—
Advisor Shares:
Net assets	$6,194,273	$169,615	$—
Shares outstanding (unlimited shares authorized)	555,064	16,995	—
Net asset value per share	$11.16	$9.98	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2019 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$6,431,429	$2,441,058	$1,029,933	$6,208,216
Less: foreign taxes withheld	(53,712)	(46,596)	(11,249)	(77,698)
Interest Income	615,912	130,491	44,800	458,330
Total investment income	6,993,629	2,524,953	1,063,484	6,588,848
EXPENSES
Investment advisory fees	7,106,383	1,103,666	274,111	4,972,902
Service fees – Investor Shares (Note 3)	636,221	268,269	47,562	411,378
Service fees – Advisor Shares (Note 3)	5,782	3,647	735	191,427
Business management fees	611,758	125,390	22,843	417,997
Administration, accounting and transfer agent fees	412,171	82,654	16,467	281,538
Miscellaneous expenses	70,088	17,684	10,846	87,992
Professional fees	96,769	28,991	12,933	66,089
Trustee fees	53,792	11,120	2,077	34,207
Distribution fees – Advisor Shares (Note 3)	9,636	6,078	1,225	319,045
Custody fees	36,705	7,923	2,081	31,275
Registration fees	82,244	30,217	23,164	88,086
Insurance fees	16,906	3,479	658	9,517
Total Expenses	9,138,455	1,689,118	414,702	6,911,453
NET INVESTMENT INCOME (LOSS)	(2,144,826)	835,835	648,782	(322,605)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	53,213,787	8,960,082	1,348,297	10,646,115
Net change in unrealized appreciation (depreciation) on investments	211,892,629	56,174,260	6,194,814	118,276,035
NET REALIZED AND UNREALIZED GAIN (LOSS)	265,106,416	65,134,342	7,543,111	128,922,150
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$262,961,590	$65,970,177	$8,191,893	$128,599,545

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2019 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$156,144	$2,713,183	$10,030,920	$1,323,226
Less: foreign taxes withheld	(2,040)	(29,231)	—	(60,710)
Interest Income	19,221	1,157,984	406,122	94,980
Total investment income	173,325	3,841,936	10,437,042	1,357,496
EXPENSES
Investment advisory fees	168,929	5,856,906	4,245,204	944,271
Service fees – Investor Shares (Note 3)	1,564	368,517	448,571	15,563
Service fees – Advisor Shares (Note 3)	—	10,827	6,147	—
Business management fees	12,995	344,524	249,718	72,636
Administration, accounting and transfer agent fees	10,258	233,229	170,580	48,846
Miscellaneous expenses	9,845	125,193	53,222	17,381
Professional fees	11,507	58,872	42,676	19,711
Trustee fees	1,067	29,128	23,813	5,883
Distribution fees – Advisor Shares (Note 3)	—	18,044	10,245	—
Custody fees	3,993	22,741	19,193	56,548
Registration fees	22,119	61,412	39,208	39,814
Insurance fees	307	9,413	7,424	1,599
Total Expenses	242,584	7,138,806	5,316,001	1,222,252
Expenses waived by adviser – expense cap (Note 3)	(59,097)	—	—	(117,145)
Net Expenses	183,487	7,138,806	5,316,001	1,105,107
NET INVESTMENT INCOME (LOSS)	(10,162)	(3,296,870)	5,121,041	252,389
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(201,380)	4,603,816	19,565,117	341,068
Net change in unrealized appreciation (depreciation) on investments	3,141,688	27,886,457	50,555,715	32,425,419
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,940,308	32,490,273	70,120,832	32,766,487
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,930,146	$29,193,403	$75,241,873	$33,018,876

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2019 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$35,565	$45,619	$—
Dividend income – affiliated (Note 3)	256,775	—	—	—
Interest Income	1,826,723	4,832,107	4,199,765	2,135,085
Total investment income	2,083,498	4,867,672	4,245,384	2,135,085
EXPENSES
Investment advisory fees	217,548	440,266	425,524	194,694
Service fees – Investor Shares (Note 3)	35,348	1,105	483	195
Service fees – Advisor Shares (Note 3)	910	—	—	—
Business management fees	36,258	73,378	53,190	32,449
Administration, accounting and transfer agent fees	37,912	80,484	66,294	37,404
Miscellaneous expenses	11,025	13,661	11,616	9,161
Professional fees	14,813	19,915	18,238	14,244
Trustee fees	3,276	6,114	4,721	2,873
Distribution fees – Advisor Shares (Note 3)	4,553	—	—	—
Custodian fees	4,111	7,076	5,817	4,577
Registration fees	22,822	27,902	30,120	26,958
Insurance fees	991	1,726	1,441	876
Total Expenses	389,567	671,627	617,444	323,431
Expenses waived by adviser – investments in affiliates (Note 3)	(40,346)	—	—	—
Net Expenses	349,221	671,627	617,444	323,431
NET INVESTMENT INCOME (LOSS)	1,734,277	4,196,045	3,627,940	1,811,654
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	689,658	1,905,539	929,663	1,375,331
Investments – affiliated (Note 3)	(6,074)	—	—	—
Futures contracts (Note 6)	356,179	4,175,997	—	566,485
Net realized gain (loss)	1,039,763	6,081,536	929,663	1,941,816
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	(12,585)	809,574	856,487	(448,678)
Investments – affiliated (Note 3)	243,273	—	—	—
Futures contracts (Note 6)	(439,808)	(4,335,529)	—	(642,851)
Net change in unrealized appreciation (depreciation)	(209,120)	(3,525,955)	856,487	(1,091,529)
NET REALIZED AND UNREALIZED GAIN (LOSS)	830,643	2,555,581	1,786,150	850,287
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,564,920	$6,751,626	$5,414,090	$2,661,941

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2019 (Unaudited)

			BROWN
	BROWN	BROWN	ADVISORY	BROWN
	ADVISORY	ADVISORY	TAX-EXEMPT	ADVISORY
	MARYLAND	TAX-EXEMPT	SUSTAINABLE	MORTGAGE
	BOND	BOND	BOND	SECURITIES
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$—	$69,187
Interest Income	2,661,915	16,422,839	80,019	2,229,357
Total investment income	2,661,915	16,422,839	80,019	2,298,544
EXPENSES
Investment advisory fees	278,681	1,648,188	13,607	409,338
Service fees – Investor Shares (Note 3)	46,447	4,171	2,268	123
Business management fees	46,447	274,698	2,268	68,223
Administration, accounting and transfer agent fees	40,912	198,555	3,509	87,214
Miscellaneous expenses	11,519	22,983	1,443	12,521
Professional fees	16,203	47,148	2,171	18,994
Trustee fees	4,319	23,106	203	6,606
Custodian fees	3,059	18,612	426	12,373
Registration fees	5,901	65,366	2,714	22,128
Insurance fees	1,303	6,519	7	2,023
Total Expenses	454,791	2,309,346	28,616	639,543
Expenses waived by adviser – expense cap (Note 3)	—	—	(2,763)	—
Net Expenses	454,791	2,309,346	25,853	639,543
NET INVESTMENT INCOME (LOSS)	2,207,124	14,113,493	54,166	1,659,001
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	276,268	1,752,531	—	3,051,720
Futures contracts (Note 6)	—	—	—	1,581,895
Net realized gain (loss)	276,268	1,752,531	—	4,633,615
Net change in unrealized appreciation (depreciation) on:
Investments	1,355,719	9,433,267	64,616	184,059
Securities sold short	—	—	—	(51,977)
Futures contracts (Note 6)	—	—	—	(1,453,652)
Net change in unrealized appreciation (depreciation)	1,355,719	9,433,267	64,616	(1,321,570)
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,631,987	11,185,798	64,616	3,312,045
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,839,111	$25,299,291	$118,782	$4,971,046
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2019 (Unaudited)

	BROWN
	ADVISORY –	BROWN	BROWN
	WMC	ADVISORY	ADVISORY –
	STRATEGIC	EMERGING	BEUTEL
	EUROPEAN	MARKETS	GOODMAN
	EQUITY	SELECT	LARGE-CAP
	FUND	FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$1,827,924	$5,536,747	$4,224,610
Less: foreign taxes withheld	(124,392)	(760,306)	—
Interest Income	140,623	112,215	114,028
Total investment income	1,844,155	4,888,656	4,338,638
EXPENSES
Investment advisory fees	2,166,655	1,510,276	787,902
Service fees – Investor Shares (Note 3)	12,457	3,722	—
Service fees – Advisor Shares (Note 3)	4,924	121	—
Business management fees	120,370	83,904	87,545
Administration, accounting and transfer agent fees	82,888	60,545	58,985
Miscellaneous expenses	22,433	32,956	14,006
Professional fees	25,076	14,730	21,468
Trustee fees	13,599	7,125	7,341
Distribution fees – Advisor Shares (Note 3)	8,206	201	—
Custodian fees	120,963	135,718	11,467
Registration fees	46,705	35,731	23,243
Insurance fees	3,879	2,464	2,038
Total Expenses	2,628,155	1,887,493	1,013,995
NET INVESTMENT INCOME (LOSS)	(784,000)	3,001,163	3,324,643
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	21,639,771	(364,443)	(388,178)
Net change in unrealized appreciation (depreciation) on investments	9,564,399	22,811,245	38,584,855
NET REALIZED AND UNREALIZED GAIN (LOSS)	31,204,170	22,446,802	38,196,677
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$30,420,170	$25,447,965	$41,521,320

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2019	June 30,	2019	June 30,
	(Unaudited)	2019	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$(2,144,826)	$(5,831,050)	$835,835	$3,065,658
Net realized gain (loss)	53,213,787	169,374,545	8,960,082	19,425,595
Net change in unrealized appreciation (depreciation)	211,892,629	154,675,163	56,174,260	16,141,116
Increase (Decrease) in Net Assets from Operations	262,961,590	318,218,658	65,970,177	38,632,369
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(78,470,294)	(31,938,112)	(6,703,163)	(4,982,976)
Investor Shares	(41,945,136)	(170,284,138)	(16,756,040)	(11,627,698)
Advisor Shares	(435,104)	(633,523)	(222,591)	(152,574)
Total Distributions from earnings	(120,850,534)	(202,855,773)	(23,681,794)	(16,763,248)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	154,667,444	1,214,065,021	6,186,028	15,209,667
Investor Shares	63,432,689	173,036,435	14,640,239	37,630,673
Advisor Shares	2,256,452	1,736,644	222,388	173,850
Reinvestment of distributions:
Institutional Shares	71,765,265	25,119,029	4,713,060	4,128,381
Investor Shares	38,531,279	158,805,779	8,421,752	6,006,030
Advisor Shares	384,904	570,681	194,869	131,607
Redemption of shares:
Institutional Shares	(145,605,196)	(199,631,475)	(10,278,302)	(21,274,184)
Investor Shares	(85,101,532)	(1,199,080,020)	(17,592,609)	(31,566,261)
Advisor Shares	(632,050)	(2,115,835)	(250,734)	(2,321,621)
Redemption fees:
Institutional Shares	1,650	3,234	—	—
Investor Shares	864	2,185	1	—
Advisor Shares	9	4	—	3
Increase (Decrease) from Capital Share Transactions	99,701,778	172,511,682	6,256,692	8,118,145
Increase (Decrease) in Net Assets	241,812,834	287,874,567	48,545,075	29,987,266
NET ASSETS
Beginning of period	2,358,703,765	2,070,829,198	483,758,637	453,771,371
End of period	$2,600,516,599	$2,358,703,765	$532,303,712	$483,758,637
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,004,475	56,772,050	256,662	695,341
Investor Shares	2,494,472	7,510,920	604,389	1,758,262
Advisor Shares	94,107	78,798	9,263	8,068
Reinvestment of distributions:
Institutional Shares	2,761,264	1,280,930	189,312	213,265
Investor Shares	1,502,780	8,190,086	339,273	309,491
Advisor Shares	15,991	31,185	7,851	6,780
Redemption of shares:
Institutional Shares	(5,675,903)	(8,717,249)	(431,974)	(990,468)
Investor Shares	(3,358,418)	(56,836,557)	(734,703)	(1,470,632)
Advisor Shares	(26,434)	(96,472)	(10,534)	(105,832)
Increase (Decrease) in shares outstanding	3,812,334	8,213,691	229,539	424,275

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2019	June 30,	2019	June 30,
	(Unaudited)	2019	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$648,782	$1,609,667	$(322,605)	$(221,299)
Net realized gain (loss)	1,348,297	7,006,550	10,646,115	14,589,301
Net change in unrealized appreciation (depreciation)	6,194,814	2,049,045	118,276,035	168,526,897
Increase (Decrease) in Net Assets from Operations	8,191,893	10,665,262	128,599,545	182,894,899
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,198,633)	(3,458,904)	(7,161,993)	(14,400,593)
Investor Shares	(5,121,798)	(8,182,576)	(4,864,731)	(4,531,789)
Advisor Shares	(80,018)	(124,204)	(2,000,138)	(7,216,074)
Total Distributions from earnings	(7,400,449)	(11,765,684)	(14,026,862)	(26,148,456)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	857,222	1,204,412	255,772,655	341,962,244
Investor Shares	2,835,930	2,199,841	332,910,684	358,637,346
Advisor Shares	89,376	46,946	18,962,826	33,138,882
Reinvestment of distributions:
Institutional Shares	1,791,165	3,219,492	4,922,448	10,630,756
Investor Shares	2,317,844	3,472,257	4,633,379	4,159,852
Advisor Shares	72,004	112,078	1,807,570	6,736,941
Redemption of shares:
Institutional Shares	(1,805,229)	(5,635,593)	(70,227,342)	(59,777,923)
Investor Shares	(2,021,448)	(9,087,646)	(83,921,181)	(128,921,185)
Advisor Shares	(153,315)	(220,207)	(24,605,141)	(32,840,757)
Redemption fees:
Institutional Shares	—	—	6,003	2,125
Investor Shares	—	—	3,787	7,666
Advisor Shares	—	15	1,786	351
Increase (Decrease) from Capital Share Transactions	3,983,549	(4,688,405)	440,267,474	533,736,298
Increase (Decrease) in Net Assets	4,774,993	(5,788,827)	554,840,157	690,482,741
NET ASSETS
Beginning of period	89,775,724	95,564,551	1,375,588,074	685,105,333
End of period	$94,550,717	$89,775,724	$1,930,428,231	$1,375,588,074
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	59,461	89,966	9,483,641	14,360,645
Investor Shares	200,647	167,988	12,583,743	15,163,632
Advisor Shares	6,137	3,826	729,101	1,408,385
Reinvestment of distributions:
Institutional Shares	126,828	258,861	176,558	505,024
Investor Shares	164,349	282,353	168,303	199,801
Advisor Shares	5,110	9,047	66,972	329,274
Redemption of shares:
Institutional Shares	(125,642)	(421,246)	(2,605,337)	(2,501,182)
Investor Shares	(140,575)	(662,890)	(3,164,426)	(5,473,465)
Advisor Shares	(10,824)	(15,743)	(947,937)	(1,438,394)
Increase (Decrease) in shares outstanding	285,491	(287,838)	16,490,618	22,553,720

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2019	June 30,	2019	June 30,
	(Unaudited)	2019	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$(10,162)	$(12,223)	$(3,296,870)	$(4,469,244)
Net realized gain (loss)	(201,380)	9,412	4,603,816	70,447,097
Net change in unrealized appreciation (depreciation)	3,141,688	6,000,860	27,886,457	85,126,028
Increase (Decrease) in Net Assets from Operations	2,930,146	5,998,049	29,193,403	151,103,881
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(147,231)	(251,515)	(18,379,206)	(18,857,505)
Investor Shares	(3,180)	(28,594)	(9,927,383)	(20,274,985)
Advisor Shares	—	—	(295,435)	(736,847)
Total Distributions from earnings	(150,411)	(280,109)	(28,602,024)	(39,869,337)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	16,117,691	45,446,576	169,422,994	453,596,629
Investor Shares	576,411	4,870,115	39,126,430	84,662,520
Advisor Shares	—	—	1,813,240	3,596,032
Reinvestment of distributions:
Institutional Shares	105,612	175,744	17,184,357	17,134,301
Investor Shares	3,180	6,330	6,524,308	13,467,349
Advisor Shares	—	—	235,996	472,665
Redemption of shares:
Institutional Shares	(2,287,212)	(7,410,342)	(78,999,910)	(123,532,084)
Investor Shares	(2,310,289)	(24,847,122)	(31,843,632)	(124,299,139)
Advisor Shares	—	—	(1,527,892)	(9,409,409)
Redemption fees:
Institutional Shares	—	—	42	332
Investor Shares	—	—	23	9
Advisor Shares	—	—	1	308
Increase (Decrease) from Capital Share Transactions	12,205,393	18,241,301	121,935,957	315,689,513
Increase (Decrease) in Net Assets	14,985,128	23,959,241	122,527,336	426,924,057
NET ASSETS
Beginning of period	45,336,735	21,377,494	1,346,608,131	919,684,074
End of period	$60,321,863	$45,336,735	$1,469,135,467	$1,346,608,131
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,221,422	3,888,574	3,898,318	11,137,950
Investor Shares	43,322	411,866	1,794,333	4,315,251
Advisor Shares	—	—	87,788	188,531
Reinvestment of distributions:
Institutional Shares	7,754	17,435	392,516	504,201
Investor Shares	234	628	298,050	789,396
Advisor Shares	—	—	11,297	29,009
Redemption of shares:
Institutional Shares	(172,854)	(680,128)	(1,814,714)	(3,128,368)
Investor Shares	(175,199)	(2,071,357)	(1,461,458)	(6,245,404)
Advisor Shares	—	—	(73,429)	(480,780)
Increase (Decrease) in shares outstanding	924,679	1,567,018	3,132,701	7,109,786

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		GLOBAL LEADERS FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2019	June 30,	2019	June 30,
	(Unaudited)	2019	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$5,121,041	$11,586,937	$252,389	$1,023,454
Net realized gain (loss)	19,565,117	87,538,333	341,068	(3,182,936)
Net change in unrealized appreciation (depreciation)	50,555,715	(151,351,080)	32,425,419	21,420,078
Increase (Decrease) in Net Assets from Operations	75,241,873	(52,225,810)	33,018,876	19,260,596
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(17,665,988)	(61,245,393)	(1,110,880)	(320,277)
Investor Shares	(29,652,681)	(69,753,987)	(61,527)	(26,825)
Advisor Shares	(388,948)	(2,165,335)	—	—
Total Distributions from earnings	(47,707,617)	(133,164,715)	(1,172,407)	(347,102)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	26,105,509	286,399,463	91,044,628	206,071,635
Investor Shares	53,722,988	64,699,564	11,494,885	59,641,568
Advisor Shares	261,268	1,897,188	—	—
Reinvestment of distributions:
Institutional Shares	12,695,459	41,165,697	257,184	87,785
Investor Shares	18,062,610	44,121,355	46,787	14,683
Advisor Shares	368,764	2,090,046	—	—
Redemption of shares:
Institutional Shares	(129,968,378)	(202,513,956)	(5,789,158)	(14,648,283)
Investor Shares	(45,830,996)	(311,577,993)	(6,423,711)	(122,987,577)
Advisor Shares	(885,333)	(17,532,405)	—	—
Redemption fees:
Institutional Shares	897	5,423	—	36
Investor Shares	1,527	9	—	157
Advisor Shares	21	261	—	—
Increase (Decrease) from Capital Share Transactions	(65,465,664)	(91,245,348)	90,630,615	128,180,004
Increase (Decrease) in Net Assets	(37,931,408)	(276,635,873)	122,477,084	147,093,498
NET ASSETS
Beginning of period	1,033,449,978	1,310,085,851	233,205,954	86,112,456
End of period	$995,518,570	$1,033,449,978	$355,683,038	$233,205,954
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,033,129	10,281,751	5,731,355	15,186,717
Investor Shares	2,106,077	2,606,432	718,141	4,223,089
Advisor Shares	10,253	71,572	—	—
Reinvestment of distributions:
Institutional Shares	499,923	1,856,445	15,218	7,172
Investor Shares	712,736	1,989,311	2,770	1,200
Advisor Shares	14,633	94,809	—	—
Redemption of shares:
Institutional Shares	(5,307,758)	(8,146,724)	(361,211)	(1,134,303)
Investor Shares	(1,811,676)	(11,298,838)	(408,784)	(9,212,269)
Advisor Shares	(35,763)	(689,443)	—	—
Increase (Decrease) in shares outstanding	(2,778,446)	(3,234,685)	5,697,489	9,071,606

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2019	June 30,	2019	June 30,
	(Unaudited)	2019	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$1,734,277	$3,440,312	$4,196,045	$5,925,817
Net realized gain (loss)	1,039,763	(689,393)	6,081,536	2,250,768
Net change in unrealized appreciation (depreciation)	(209,120)	5,357,033	(3,525,955)	8,569,473
Increase (Decrease) in Net Assets from Operations	2,564,920	8,107,952	6,751,626	16,746,058
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(11,186,450)	(5,843,105)
Investor Shares	(1,733,906)	(3,236,114)	(136,257)	(107,565)
Advisor Shares	(40,889)	(84,055)	—	—
Total Distributions from earnings	(1,774,795)	(3,320,169)	(11,322,707)	(5,950,670)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	98,490,876	134,263,932
Investor Shares	16,824,834	31,974,326	537,541	2,404,176
Advisor Shares	9,251	81,553	—	—
Reinvestment of distributions:
Institutional Shares	—	—	6,845,815	1,804,015
Investor Shares	517,025	928,274	101,888	72,245
Advisor Shares	37,477	57,663	—	—
Redemption of shares:
Institutional Shares	—	—	(17,061,049)	(22,004,981)
Investor Shares	(11,430,650)	(27,451,535)	(2,062,440)	(345,153)
Advisor Shares	(91,550)	(430,919)	—	—
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	1	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	5,866,387	5,159,363	86,852,631	116,194,234
Increase (Decrease) in Net Assets	6,656,512	9,947,146	82,281,550	126,989,622
NET ASSETS
Beginning of period	138,789,828	128,842,682	250,989,382	123,999,760
End of period	$145,446,340	$138,789,828	$333,270,932	$250,989,382
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	9,505,557	13,690,421
Investor Shares	1,558,861	3,079,002	52,057	241,142
Advisor Shares	874	8,014	—	—
Reinvestment of distributions:
Institutional Shares	—	—	673,224	183,175
Investor Shares	47,921	89,217	9,979	7,349
Advisor Shares	3,551	5,649	—	—
Redemption of shares:
Institutional Shares	—	—	(1,654,173)	(2,220,358)
Investor Shares	(1,059,583)	(2,642,447)	(197,421)	(35,530)
Advisor Shares	(8,683)	(42,328)	—	—
Increase (Decrease) in shares outstanding	542,941	497,107	8,389,223	11,866,199

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	STRATEGIC BOND FUND		SUSTAINABLE BOND FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2019	June 30,	2019	June 30,
	(Unaudited)	2019	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$3,627,940	$6,350,755	$1,811,654	$2,813,703
Net realized gain (loss)	929,663	(1,451,277)	1,941,816	91,953
Net change in unrealized appreciation (depreciation)	856,487	2,922,328	(1,091,529)	5,217,046
Increase (Decrease) in Net Assets from Operations	5,414,090	7,821,806	2,661,941	8,122,702
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(3,844,620)	(6,353,117)	(3,468,166)	(2,447,030)
Investor Shares	(34,712)	(35,886)	(18,502)	(359,798)
Total Distributions from earnings	(3,879,332)	(6,389,003)	(3,486,668)	(2,806,828)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	38,112,636	91,338,915	39,696,656	137,251,390
Investor Shares	265,739	1,984,929	409,449	13,050,813
Reinvestment of distributions:
Institutional Shares	950,221	1,270,091	1,672,365	389,456
Investor Shares	34,106	35,545	17,727	121,617
Redemption of shares:
Institutional Shares	(25,530,460)	(30,848,146)	(26,400,804)	(16,988,816)
Investor Shares	(67,999)	(487,540)	(603,115)	(66,081,904)
Redemption fees:
Institutional Shares	2	150	—	—
Investor Shares	—	40	—	—
Increase (Decrease) from Capital Share Transactions	13,764,245	63,293,984	14,792,278	67,742,556
Increase (Decrease) in Net Assets	15,299,003	64,726,787	13,967,551	73,058,430
NET ASSETS
Beginning of period	206,090,384	141,363,597	127,349,915	54,291,485
End of period	$221,389,387	$206,090,384	$141,317,466	$127,349,915
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,957,471	9,600,905	3,878,217	14,165,832
Investor Shares	27,664	209,165	40,001	1,348,441
Reinvestment of distributions:
Institutional Shares	98,815	133,702	165,088	39,625
Investor Shares	3,548	3,739	1,742	12,602
Redemption of shares:
Institutional Shares	(2,652,572)	(3,241,949)	(2,583,746)	(1,726,246)
Investor Shares	(7,064)	(51,135)	(58,770)	(6,869,071)
Increase (Decrease) in shares outstanding	1,427,862	6,654,427	1,442,532	6,971,183

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX-EXEMPT BOND FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2019	June 30,	2019	June 30,
	(Unaudited)	2019	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$2,207,124	$4,845,626	$14,113,493	$21,795,193
Net realized gain (loss)	276,268	(543,793)	1,752,531	(1,493,959)
Net change in unrealized appreciation (depreciation)	1,355,719	5,517,531	9,433,267	26,180,265
Increase (Decrease) in Net Assets from Operations	3,839,111	9,819,364	25,299,291	46,481,499
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(15,389,594)	(17,854,169)
Investor Shares	(2,535,775)	(4,845,626)	(233,538)	(3,941,024)
Total Distributions from earnings	(2,535,775)	(4,845,626)	(15,623,132)	(21,795,193)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	317,483,823	1,049,625,643
Investor Shares	12,837,129	36,672,964	4,806,181	84,945,677
Reinvestment of distributions:
Institutional Shares	—	—	3,418,468	3,636,859
Investor Shares	614,671	1,358,666	139,833	957,286
Redemption of shares:
Institutional Shares	—	—	(147,395,965)	(129,045,070)
Investor Shares	(10,389,156)	(42,164,096)	(11,928,192)	(504,486,079)
Redemption fees:
Institutional Shares	—	—	79	782
Investor Shares	1,458	—	1	312
Increase (Decrease) from Capital Share Transactions	3,064,102	(4,132,466)	166,524,228	505,635,410
Increase (Decrease) in Net Assets	4,367,438	841,272	176,200,387	530,321,716
NET ASSETS
Beginning of period	182,071,644	181,230,372	970,227,746	439,906,030
End of period	$186,439,082	$182,071,644	$1,146,428,133	$970,227,746
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	30,838,103	105,870,655
Investor Shares	1,178,766	3,489,427	467,988	8,578,932
Reinvestment of distributions:
Institutional Shares	—	—	331,782	363,223
Investor Shares	56,430	128,831	13,573	96,722
Redemption of shares:
Institutional Shares	—	—	(14,322,158)	(13,007,715)
Investor Shares	(953,190)	(4,011,799)	(1,155,075)	(51,214,148)
Increase (Decrease) in shares outstanding	282,006	(393,541)	16,174,213	50,687,669

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY
	TAX-EXEMPT SUSTAINABLE	BROWN ADVISORY
	BOND FUND	MORTGAGE SECURITIES FUND
	Period Ended	Six Months Ended	Fiscal
	December 31,	December 31,	Year Ended
	2019*	2019	June 30,
	(Unaudited)	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$54,166	$1,659,001	$6,665,501
Net realized gain (loss)	—	4,633,615	922,064
Net change in unrealized appreciation (depreciation)	64,616	(1,321,570)	10,790,297
Increase (Decrease) in Net Assets from Operations	118,782	4,971,046	18,377,862
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	(2,614,764)	(7,953,449)
Investor Shares	(54,166)	(5,066)	(7,313)
Total Distributions from earnings	(54,166)	(2,619,830)	(7,960,762)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	13,803,120	42,679,230
Investor Shares	62,717,850	663,717	140,547
Reinvestment of distributions:
Institutional Shares	—	373,733	1,072,618
Investor Shares	4,270	4,982	7,312
Redemption of shares:
Institutional Shares	—	(39,306,426)	(73,075,085)
Investor Shares	(93,997)	(8,967)	(210,771)
Redemption fees:
Institutional Shares	—	—	—
Investor Shares	—	—	—
Increase (Decrease) from Capital Share Transactions	62,628,123	(24,469,841)	(29,386,149)
Increase (Decrease) in Net Assets	62,692,739	(22,118,625)	(18,969,049)
NET ASSETS
Beginning of period	—	281,994,424	300,963,473
End of period	$62,692,739	$259,875,799	$281,994,424
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	1,364,525	4,411,309
Investor Shares	6,270,891	65,513	14,369
Reinvestment of distributions:
Institutional Shares	—	36,955	110,676
Investor Shares	427	492	755
Redemption of shares:
Institutional Shares	—	(3,885,825)	(7,540,833)
Investor Shares	(9,392)	(885)	(21,775)
Increase (Decrease) in shares outstanding	6,261,926	(2,419,225)	(3,025,499)

*  Fund commenced operations on December 2, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY
	WMC STRATEGIC		EMERGING MARKETS
	EUROPEAN EQUITY FUND		SELECT FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2019	June 30,	2019	June 30,
	(Unaudited)	2019	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$(784,000)	$4,252,319	$3,001,163	$3,981,554
Net realized gain (loss)	21,639,771	45,646,473	(364,443)	35,869,933
Net change in unrealized appreciation (depreciation)	9,564,399	(81,646,181)	22,811,245	(72,194,485)
Increase (Decrease) in Net Assets from Operations	30,420,170	(31,747,389)	25,447,965	(32,342,998)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(24,582,304)	(74,718,358)	(4,125,513)	(8,210,572)
Investor Shares	(865,243)	(1,440,449)	(46,220)	(1,023,238)
Advisor Shares	(308,735)	(877,353)	(1,296)	(5,109)
Total Distributions from earnings	(25,756,282)	(77,036,160)	(4,173,029)	(9,238,919)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	36,881,945	153,465,228	37,848,247	220,418,141
Investor Shares	1,727,497	10,126,285	295,954	6,679,100
Advisor Shares	173,462	965,406	2,397	10,724
Reinvestment of distributions:
Institutional Shares	13,910,236	54,307,922	705,403	2,455,975
Investor Shares	806,296	1,336,888	43,772	889,506
Advisor Shares	302,297	832,723	1,296	5,109
Redemption of shares:
Institutional Shares	(66,543,439)	(558,385,244)	(25,802,024)	(371,214,620)
Investor Shares	(3,423,379)	(6,787,813)	(500,170)	(37,547,635)
Advisor Shares	(1,878,975)	(6,409,594)	(10,822)	(9,609)
Redemption fees:
Institutional Shares	—	172	—	3,838
Investor Shares	—	—	—	130
Advisor Shares	—	51	—	—
Increase (Decrease) from Capital Share Transactions	(18,044,060)	(350,547,976)	12,584,053	(178,309,341)
Increase (Decrease) in Net Assets	(13,380,172)	(459,331,525)	33,858,989	(219,891,258)
NET ASSETS
Beginning of period	496,566,345	955,897,870	331,922,282	551,813,540
End of period	$483,186,173	$496,566,345	$365,781,271	$331,922,282
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,334,983	14,506,240	4,067,111	23,815,702
Investor Shares	156,188	930,583	32,053	717,214
Advisor Shares	15,638	88,786	256	1,139
Reinvestment of distributions:
Institutional Shares	1,221,044	5,614,751	71,325	291,337
Investor Shares	71,109	138,631	4,426	105,642
Advisor Shares	26,900	87,135	130	603
Redemption of shares:
Institutional Shares	(6,042,109)	(52,569,893)	(2,841,411)	(40,192,817)
Investor Shares	(312,502)	(624,135)	(54,153)	(4,078,896)
Advisor Shares	(173,288)	(572,179)	(1,218)	(1,017)
Increase (Decrease) in shares outstanding	(1,702,037)	(32,400,081)	1,278,519	(19,341,093)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY –
	BEUTEL GOODMAN
	LARGE-CAP VALUE FUND
	Six Months Ended	Fiscal
	December 31,	Year Ended
	2019	June 30,
	(Unaudited)	2019
OPERATIONS
Net investment income (loss)	$3,324,643	$4,261,824
Net realized gain (loss)	(388,178)	(1,911,535)
Net change in unrealized appreciation (depreciation)	38,584,855	21,553,306
Increase (Decrease) in Net Assets from Operations	41,521,320	23,903,595
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(7,657,728)	(4,272,001)
Total Distributions from earnings	(7,657,728)	(4,272,001)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	92,225,906	181,152,872
Reinvestment of distributions:
Institutional Shares	3,633,329	1,717,764
Redemption of shares:
Institutional Shares	(16,546,195)	(56,543,596)
Redemption fees:
Institutional Shares	955	—
Increase (Decrease) from Capital Share Transactions	79,313,995	126,327,040
Increase (Decrease) in Net Assets	113,177,587	145,958,634
NET ASSETS
Beginning of period	296,962,595	151,003,961
End of period	$410,140,182	$296,962,595
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	8,486,257	18,467,748
Reinvestment of distributions:
Institutional Shares	314,395	185,951
Redemption of shares:
Institutional Shares	(1,516,906)	(6,065,208)
Increase (Decrease) in shares outstanding	7,283,746	12,588,491
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/19	12/31/19	$24.80	(0.02)	2.79	2.77	—	(1.27)	(1.27)	$26.30	11.25%	$1,697,399		(0.12)%	0.69%	0.69%	6%
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434		(0.29)	0.71	0.71	25
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592		(0.16)	0.72	0.72	40
07/01/15	06/30/16	20.33	(0.02)	0.13	0.11	—	(1.28)	(1.28)	19.16	0.49	253,640		(0.12)	0.72	0.72	24
07/01/14	06/30/15	19.10	0.02	1.82	1.84	—	(0.61)	(0.61)	20.33	9.73	259,098		0.09	0.72	0.72	24

Investor Shares*
07/01/19	12/31/19	24.50	(0.03)	2.75	2.72	—	(1.27)	(1.27)	25.95	11.18	894,032		(0.27)	0.84	0.84	6
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383		(0.31)	0.87	0.87	40
07/01/15	06/30/16	20.26	(0.05)	0.13	0.08	—	(1.28)	(1.28)	19.06	0.34	1,916,472		(0.27)	0.87	0.87	24
07/01/14	06/30/15	19.07	(0.01)	1.81	1.80	—	(0.61)	(0.61)	20.26	9.54	2,143,325		(0.06)	0.87	0.87	24

Advisor Shares*
07/01/19	12/31/19	23.09	(0.06)	2.60	2.54	—	(1.27)	(1.27)	24.36	11.08	9,086		(0.52)	1.09	1.09	6
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479		(0.56)	1.12	1.12	40
07/01/15	06/30/16	19.60	(0.10)	0.13	0.03	—	(1.28)	(1.28)	18.35	0.09	33,304		(0.52)	1.12	1.12	24
07/01/14	06/30/15	18.51	(0.06)	1.76	1.70	—	(0.61)	(0.61)	19.60	9.28	44,587		(0.31)	1.12	1.12	24

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/19	12/31/19	22.92	0.05	3.14	3.19	(0.15)	(1.02)	(1.17)	24.94	13.94	147,458		0.44	0.56	0.56	4
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431		0.61	0.73	0.73	15
07/01/15	06/30/16	15.92	0.11	(0.77)	(0.66)	(0.11)	—	(0.11)	15.15	(4.16)	24,012		0.71	0.73	0.73	15
07/01/14	06/30/15	14.81	0.12	1.08	1.20	(0.09)	—	(0.09)	15.92	8.09	4,240		0.76	0.76	0.76	7

Investor Shares*
07/01/19	12/31/19	22.88	0.04	3.12	3.16	(0.11)	(1.02)	(1.13)	24.91	13.86	379,617		0.29	0.71	0.71	4
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360		0.46	0.88	0.88	15
07/01/15	06/30/16	15.89	0.08	(0.76)	(0.68)	(0.09)	—	(0.09)	15.12	(4.30)	306,456		0.56	0.88	0.88	15
07/01/14	06/30/15	14.79	0.10	1.07	1.17	(0.07)	—	(0.07)	15.89	7.92	268,569		0.61	0.91	0.91	7

Advisor Shares*
07/01/19	12/31/19	22.90	0.01	3.12	3.13	(0.08)	(1.02)	(1.10)	24.93	13.71	5,228		0.04	0.96	0.96	4
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842		0.21	1.13	1.13	15
07/01/15	06/30/16	15.88	0.05	(0.77)	(0.72)	(0.04)	—	(0.04)	15.12	(4.56)	7,168		0.31	1.13	1.13	15
07/01/14	06/30/15	14.77	0.06	1.07	1.13	(0.02)	—	(0.02)	15.88	7.68	11,540		0.36	1.16	1.16	7

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/19	12/31/19	$14.15	0.11	1.19	1.30	(0.11)	(1.08)	(1.19)	$14.26	9.33%	$27,523		1.53%	0.80%	0.80%	5%
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587		1.94	0.77	0.77	7
07/01/15	06/30/16	13.14	0.28	(0.13)	0.15	(0.29)	(0.13)	(0.42)	12.87	1.31	13,840		2.24	0.75	0.75	17
07/01/14	06/30/15	13.70	0.29	0.08	0.37	(0.30)	(0.63)	(0.93)	13.14	2.60	18,134		2.16	0.75	0.75	18

Investor Shares*
07/01/19	12/31/19	14.15	0.10	1.19	1.29	(0.10)	(1.08)	(1.18)	14.26	9.25	65,997		1.38	0.95	0.95	5
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7
07/01/15	06/30/16	13.13	0.26	(0.13)	0.13	(0.27)	(0.13)	(0.40)	12.86	1.15	112,116		2.09	0.90	0.90	17
07/01/14	06/30/15	13.69	0.27	0.08	0.35	(0.28)	(0.63)	(0.91)	13.13	2.45	183,001		2.01	0.90	0.90	18

Advisor Shares*
07/01/19	12/31/19	14.14	0.08	1.19	1.27	(0.08)	(1.08)	(1.16)	14.25	9.13	1,031		1.13	1.20	1.20	5
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7
07/01/15	06/30/16	13.11	0.23	(0.13)	0.10	(0.24)	(0.13)	(0.37)	12.84	0.90	2,980		1.84	1.15	1.15	17
07/01/14	06/30/15	13.67	0.24	0.07	0.31	(0.24)	(0.63)	(0.87)	13.11	2.19	3,148		1.76	1.15	1.15	18

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/19	12/31/19	26.39	0.01	2.00	2.01	—	(0.21)	(0.21)	28.19	7.62	1,000,180		0.07	0.72	0.72	8
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41
07/01/15	06/30/16	15.69	(0.02)	1.13	1.11	—	(0.75)	(0.75)	16.05	7.17	122,008		(0.11)	0.74	0.74	30
07/01/14	06/30/15	14.11	(0.02)	1.91	1.89	—	(0.31)	(0.31)	15.69	13.50	67,789		(0.11)	0.75	0.75	37

Investor Shares*
07/01/19	12/31/19	26.07	(0.01)	1.98	1.97	—	(0.21)	(0.21)	27.83	7.56	666,954		(0.08)	0.87	0.87	8
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41
07/01/15	06/30/16	15.61	(0.04)	1.12	1.08	—	(0.75)	(0.75)	15.94	7.01	25,676		(0.26)	0.89	0.89	30
07/01/14	06/30/15	14.06	(0.04)	1.90	1.86	—	(0.31)	(0.31)	15.61	13.34	11,206		(0.26)	0.90	0.90	37

Advisor Shares*
07/01/19	12/31/19	25.59	(0.04)	1.94	1.90	—	(0.21)	(0.21)	27.28	7.43	263,294		(0.33)	1.12	1.12	8
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41
07/01/15	06/30/16	15.50	(0.08)	1.11	1.03	—	(0.75)	(0.75)	15.78	6.73	201,727		(0.51)	1.14	1.14	30
07/01/14	06/30/15	14.00	(0.07)	1.88	1.81	—	(0.31)	(0.31)	15.50	13.03	137,410		(0.51)	1.15	1.15	37

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/19	12/31/19	$13.14	(0.00)	0.69	0.69	—	(0.04)	(0.04)	$13.79	5.22%	$59,058		(0.03)%	0.70%	0.93%	10%
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/19	12/31/19	13.12	(0.01)	0.69	0.68	—	(0.04)	(0.04)	13.76	5.15	1,263		(0.18)	0.85	1.08	10
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/19	12/31/19	44.24	(0.09)	0.94	0.85	—	(0.88)	(0.88)	44.21	1.95	947,526		(0.42)	0.98	0.98	14
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615		(0.49)	0.98	0.98	22
07/01/15	06/30/16	35.91	(0.14)	0.51	0.37	—	(5.09)	(5.09)	31.19	1.61	17,037		(0.45)	0.98	0.98	32
07/01/14	06/30/15	35.85	(0.18)	4.45	4.27	—	(4.21)	(4.21)	35.91	12.98	12,841		(0.51)	0.99	0.99	28

Investor Shares*
07/01/19	12/31/19	22.13	(0.06)	0.47	0.41	—	(0.44)	(0.44)	22.10	1.88	506,620		(0.57)	1.13	1.13	14
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22
07/01/15	06/30/16	18.05	(0.10)	0.26	0.16	—	(2.56)	(2.56)	15.65	1.43	268,390		(0.60)	1.13	1.13	32
07/01/14	06/30/15	18.04	(0.11)	2.24	2.13	—	(2.12)	(2.12)	18.05	12.86	262,426		(0.66)	1.14	1.14	28

Advisor Shares*
07/01/19	12/31/19	21.15	(0.09)	0.45	0.36	—	(0.42)	(0.42)	21.09	1.73	14,990		(0.82)	1.38	1.38	14
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22
07/01/15	06/30/16	17.35	(0.13)	0.26	0.13	—	(2.46)	(2.46)	15.02	1.27	9,704		(0.85)	1.38	1.38	32
07/01/14	06/30/15	17.39	(0.15)	2.15	2.00	—	(2.04)	(2.04)	17.35	12.54	6,348		(0.91)	1.39	1.39	28

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/19	12/31/19	$24.77	0.14	1.92	2.06	(0.13)	(1.14)	(1.27)	$25.56	8.38%	$365,735		1.12%	0.97%	0.97%	20%
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30
07/01/15	06/30/16	23.61	0.13	(0.44)	(0.31)	(0.10)	(0.45)	(0.55)	22.75	(1.17)	156,205		0.59	0.98	0.98	30
07/01/14	06/30/15	23.96	0.10	0.86	0.96	(0.14)	(1.17)	(1.31)	23.61	4.04	75,994		0.43	0.98	0.98	26

Investor Shares*
07/01/19	12/31/19	24.75	0.12	1.92	2.04	(0.11)	(1.14)	(1.25)	25.54	8.31	621,402		0.97	1.12	1.12	20
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30
07/01/15	06/30/16	23.59	0.10	(0.44)	(0.34)	(0.07)	(0.45)	(0.52)	22.73	(1.32)	774,547		0.44	1.13	1.13	30
07/01/14	06/30/15	23.94	0.07	0.86	0.93	(0.11)	(1.17)	(1.28)	23.59	3.90	748,003		0.28	1.13	1.13	26

Advisor Shares*
07/01/19	12/31/19	24.64	0.09	1.91	2.00	(0.08)	(1.14)	(1.22)	25.42	8.18	8,382		0.72	1.37	1.37	20
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30
07/01/15	06/30/16	23.48	0.04	(0.44)	(0.40)	(0.01)	(0.45)	(0.46)	22.62	(1.58)	52,883		0.19	1.38	1.38	30
07/01/14	06/30/15	23.87	0.01	0.85	0.86	(0.08)	(1.17)	(1.25)	23.48	3.61	58,583		0.03	1.38	1.38	26

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/19	12/31/19	15.24	0.01	1.75	1.76	(0.06)	—	(0.06)	16.94	11.54	329,341		0.18	0.75	0.83	4
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/19	12/31/19	15.23	—	1.74	1.74	(0.04)	—	(0.04)	16.93	11.43	26,342		0.03	0.90	0.98	4
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354		0.39	0.85	1.16	35
07/01/15^	06/30/16	10.00	0.05	(0.40)	(0.35)	—	—	—	9.65	(3.50)	26,367		0.55	0.85	1.41	53

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/19	12/31/19	10.72	0.13	0.06	0.19	(0.13)	—	(0.13)	10.78	1.80	141,856		2.40	0.48	0.53	32
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62
07/01/15	06/30/16	10.63	0.20	0.22	0.42	(0.21)	(0.06)	(0.27)	10.78	3.99	137,900		1.92	0.43	0.50	68
07/01/14	06/30/15	10.74	0.19	(0.08)	0.11	(0.22)	—	(0.22)	10.63	1.01	140,006		1.78	0.45	0.50	130

Advisor Shares*
07/01/19	12/31/19	10.49	0.11	0.06	0.17	(0.12)	—	(0.12)	10.54	1.62	3,590		2.15	0.73	0.78	32
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62
07/01/15	06/30/16	10.42	0.17	0.21	0.38	(0.18)	(0.06)	(0.24)	10.56	3.71	8,972		1.67	0.68	0.75	68
07/01/14	06/30/15	10.53	0.16	(0.08)	0.08	(0.19)	—	(0.19)	10.42	0.78	9,608		1.53	0.70	0.75	130
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/19	12/31/19	$10.22	0.15	0.13	0.28	(0.16)	(0.22)	(0.38)	$10.12	2.67%	$329,776		2.86%	0.46%	0.46%	36%
07/01/18	06/30/19	9.78	0.32	0.44	0.76	(0.32)	—	(0.32)	10.22	7.90	246,074		3.26	0.49	0.49	106
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.46	83,854		2.55	0.51	0.51	218
10/30/14^	06/30/15	10.00	0.13	(0.19)	(0.06)	(0.11)	—	(0.11)	9.83	(0.60)	73,735		1.89	0.54	0.54	235

Investor Shares*
07/01/19	12/31/19	10.22	0.15	0.12	0.27	(0.15)	(0.22)	(0.37)	10.12	2.64	3,495		2.81	0.51	0.51	36
07/01/18	06/30/19	9.78	0.32	0.43	0.75	(0.31)	—	(0.31)	10.22	7.85	4,916		3.21	0.54	0.54	106
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.40	1,957		2.50	0.56	0.56	218
10/30/14^	06/30/15	10.00	0.12	(0.18)	(0.06)	(0.11)	—	(0.11)	9.83	(0.63)	9,081		1.84	0.59	0.59	235

BROWN ADVISORY STRATEGIC BOND FUND:

Institutional Shares*
07/01/19	12/31/19	9.57	0.16	0.09	0.25	(0.17)	—	(0.17)	9.65	2.69	219,380		3.41	0.58	0.58	54
07/01/18	06/30/19	9.51	0.34	0.05	0.39	(0.33)	—	(0.33)	9.57	4.23	204,326		3.55	0.60	0.60	115
07/01/17	06/30/18	9.61	0.27	(0.10)	0.17	(0.27)	—	(0.27)	9.51	1.80	141,150		2.85	0.70	0.67	200
07/01/16	06/30/17	9.47	0.23	0.14	0.37	(0.23)	—	(0.23)	9.61	3.92	114,651		2.39	0.70	0.72	259
07/01/15	06/30/16	9.83	0.30	(0.19)	0.11	(0.47)	—	(0.47)	9.47	1.18	39,211		3.21	0.70	0.73	288
10/31/14^	06/30/15	10.07	0.16	(0.35)	(0.19)	(0.05)	—	(0.05)	9.83	(1.85)	59,680		2.42	0.70	0.72	317

Investor Shares*
07/01/19	12/31/19	9.57	0.16	0.08	0.24	(0.17)	—	(0.17)	9.64	2.55	2,010		3.36	0.63	0.63	54
07/01/18	06/30/19	9.51	0.33	0.06	0.39	(0.33)	—	(0.33)	9.57	4.18	1,764		3.50	0.65	0.65	115
07/01/17	06/30/18	9.61	0.25	(0.10)	0.15	(0.25)	—	(0.25)	9.51	1.54	214		2.60	0.95	0.92	200
07/01/16	06/30/17	9.47	0.20	0.14	0.34	(0.20)	—	(0.20)	9.61	3.65	248		2.14	0.95	0.97	259
07/01/15	06/30/16	9.82	0.28	(0.20)	0.08	(0.43)	—	(0.43)	9.47	0.84	865		2.96	0.95	0.98	288
07/01/14	06/30/15	10.04	0.19	(0.37)	(0.18)	(0.04)	—	(0.04)	9.82	(1.80)	1,692		1.91	1.21	1.22	317

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/19	12/31/19	10.13	0.14	0.09	0.23	(0.15)	(0.12)	(0.27)	10.09	2.25	140,610		2.79	0.50	0.50	32
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/19	12/31/19	10.13	0.14	0.09	0.23	(0.15)	(0.12)	(0.27)	10.09	2.23	708		2.74	0.55	0.55	32
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—	(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/19	12/31/19	$10.80	0.13	0.10	0.23	(0.15)	—	(0.15)	$10.88	2.13%	$186,439		2.38%	0.49%	0.49%	10%
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—	(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)	(0.27)	10.62	(0.27)	181,518		2.14	0.49	0.49	53
07/01/15	06/30/16	10.65	0.23	0.32	0.55	(0.23)	(0.05)	(0.28)	10.92	5.24	183,705		2.12	0.48	0.48	80
07/01/14	06/30/15	10.82	0.18	(0.12)	0.06	(0.18)	(0.05)	(0.23)	10.65	0.58	199,469		1.66	0.49	0.49	61

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/19	12/31/19	10.20	0.13	0.12	0.25	(0.15)	—	(0.15)	10.30	2.44	1,133,777		2.57	0.42	0.42	33
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/19	12/31/19	10.20	0.13	0.11	0.24	(0.14)	—	(0.14)	10.30	2.41	12,652		2.52	0.47	0.47	33
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—	(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55
07/01/15	06/30/16	9.93	0.25	0.33	0.58	(0.25)	—	(0.25)	10.26	5.94	233,675		2.51	0.49	0.49	119
07/01/14	06/30/15	10.03	0.18	(0.10)	0.08	(0.18)	—	(0.18)	9.93	0.78	224,154		1.78	0.50	0.50	109

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
12/02/19^	12/31/19	10.00	0.01	0.01	0.02	(0.01)	—	(0.01)	10.01	0.19	62,693		1.19	0.57	0.63	13

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/19	12/31/19	10.02	0.06	0.12	0.18	(0.10)	—	(0.10)	10.10	1.78	258,949		1.22	0.47	0.47	56
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)	(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414
07/01/15	06/30/16	10.06	0.22	0.21	0.43	(0.25)	(0.04)	(0.29)	10.20	4.32	377,908		2.12	0.45	0.45	244
07/01/14	06/30/15	10.16	0.27	0.01	0.28	(0.30)	(0.08)	(0.38)	10.06	2.74	206,299		2.68	0.47	0.47	147

Investor Shares*
07/01/19	12/31/19	10.02	0.06	0.13	0.19	(0.10)	—	(0.10)	10.11	1.86	927		1.17	0.52	0.52	56
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)	(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414
07/01/15	06/30/16	10.06	0.21	0.22	0.43	(0.24)	(0.04)	(0.28)	10.21	4.33	1,793		2.07	0.50	0.50	244
07/01/14	06/30/15	10.16	0.27	—	0.27	(0.29)	(0.08)	(0.37)	10.06	2.68	28,649		2.63	0.52	0.52	147

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/19	12/31/19	$11.15	(0.02)	0.75	0.73	(0.10)	(0.50)	(0.60)	$11.28	6.62%	$459,635		(0.32)%	1.08%	1.08%	24%
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27
07/01/15	06/30/16	10.20	0.13	(0.40)	(0.27)	(0.03)	—	(0.03)	9.90	(2.68)	1,059,870		1.30	1.11	1.11	31
07/01/14	06/30/15	10.46	0.14	(0.29)	(0.15)	(0.11)	—	(0.11)	10.20	(1.42)	240,182		1.35	1.13	1.13	48

Investor Shares*
07/01/19	12/31/19	11.12	(0.03)	0.75	0.72	(0.09)	(0.50)	(0.59)	11.25	6.52	17,357		(0.47)	1.23	1.23	24
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27
07/01/15	06/30/16	10.19	0.12	(0.41)	(0.29)	—	—	—	9.90	(2.85)	13,031		1.15	1.26	1.26	31
07/01/14	06/30/15	10.45	0.12	(0.29)	(0.17)	(0.09)	—	(0.09)	10.19	(1.56)	25,840		1.20	1.28	1.28	48

Advisor Shares*
07/01/19	12/31/19	11.03	(0.04)	0.74	0.70	(0.07)	(0.50)	(0.57)	11.16	6.40	6,194		(0.72)	1.48	1.48	24
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27
07/01/15	06/30/16	10.17	0.09	(0.41)	(0.32)	—	—	—	9.85	(3.15)	745		0.90	1.51	1.51	31
07/01/14	06/30/15	10.44	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	10.17	(1.78)	1,076		0.95	1.53	1.53	48

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/19	12/31/19	9.34	0.08	0.63	0.71	(0.11)	—	(0.11)	9.94	7.66	360,392		1.79	1.12	1.12	17
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23
07/01/15	06/30/16	9.74	0.13	(1.05)	(0.92)	(0.09)	—	(0.09)	8.73	(9.40)	319,993		1.56	1.17	1.17	19
07/01/14	06/30/15	10.22	0.13	(0.46)	(0.33)	(0.15)	—	(0.15)	9.74	(3.22)	268,530		1.31	1.22	1.22	22

Investor Shares*
07/01/19	12/31/19	9.33	0.08	0.62	0.70	(0.09)	—	(0.09)	9.94	7.49	5,219		1.64	1.27	1.27	17
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23
07/01/15	06/30/16	9.73	0.12	(1.06)	(0.94)	(0.08)	—	(0.08)	8.71	(9.60)	196,841		1.41	1.32	1.32	19
07/01/14	06/30/15	10.21	0.11	(0.45)	(0.34)	(0.14)	—	(0.14)	9.73	(3.33)	155,919		1.16	1.37	1.37	22

Advisor Shares*
07/01/19	12/31/19	9.37	0.07	0.62	0.69	(0.08)	—	(0.08)	9.98	7.33	170		1.39	1.52	1.52	17
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
07/01/15	06/30/16	9.70	0.10	(1.05)	(0.95)	(0.02)	—	(0.02)	8.73	(9.82)	281		1.16	1.57	1.57	19
07/01/14	06/30/15	10.18	0.09	(0.46)	(0.37)	(0.11)	—	(0.11)	9.70	(3.60)	942		0.91	1.62	1.62	22

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/19	12/31/19	$10.47	0.10	1.16	1.26	(0.10)	(0.12)	(0.22)	$11.51	12.03%	$410,140		1.90%	0.58%	0.58%	9%
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11
*
Periods beginning after June 30, 2019 are unaudited.  Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.  Prior to July 1, 2018, Brown Advisory Strategic Bond Fund Institutional Shares and Investor Shares were known as Investor Shares and Advisor Shares, respectively.  The increase in the portfolio turnover rate for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
December 31, 2019 (Unaudited)

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,
•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,
•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,
•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,
•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,
•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,
•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,
•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,
•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•	Brown Advisory Total Return Fund (“Total Return Fund”) seeks to provide a competitive total return consistent with the preservation of principal,
•	Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”) seeks to achieve capital appreciation and income with a low correlation to interest rate movements,
•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,
•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,
•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

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Notes to Financial Statements
December 31, 2019 (Unaudited)

The Funds commenced operations as follows:

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Strategic Bond[1]	10/31/2014	9/30/2011	—
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Sustainable Bond	7/2/2018	8/7/2017	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Maryland Bond	—	12/21/2000	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Mid-Cap Growth	7/2/2018	10/2/2017	—	Tax-Exempt
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Sustainable Bond	—	12/2/2019	—
Small-Cap				Mortgage Securities	5/13/2014	12/26/2013	—
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	WMC Strategic
Global Leaders	10/31/2018	7/1/2015	—	European Equity	10/21/2013	10/21/2013	10/21/2013
Intermediate Income	—	11/2/1995	5/13/1991	Emerging Markets Select	12/12/2012	12/12/2012	12/12/2012
Total Return	10/30/2014	10/30/2014	—	Beutel Goodman
				Large-Cap Value	2/13/2018	—	—

[1]	Prior to July 1, 2018, Institutional Shares and Investor Shares were known as Investor Shares and Advisor Shares, respectively.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various   inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If

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Notes to Financial Statements
December 31, 2019 (Unaudited)

the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2019, the Small-Cap Growth Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total market value of such securities held as of December 31, 2019, was $2,280,124 or 0.2% of Small-Cap Growth Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2019:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,420,351,112	$—	$—
REIT^	98,076,423	—	—
Short-Term Investments	80,545,630	—	—
Total Investments	$2,598,973,165	$—	$—

Flexible Equity Fund
Common Stocks	$508,682,044	$—	$—
REIT^	13,526,296	—	—
Short-Term Investments	9,996,515	—	—
Total Investments	$532,204,855	$—	$—

Equity Income Fund
Common Stocks	$85,244,651	$—	$—
REIT^	6,776,086	—	—
Short-Term Investments	2,435,398	—	—
Total Investments	$94,456,135	$—	$—

Sustainable Growth Fund
Common Stocks	$1,805,493,055	$—	$—
REIT^	88,433,587	—	—
Short-Term Investments	36,749,054	—	—
Total Investments	$1,930,675,696	$—	$—

Mid-Cap Growth Fund
Common Stocks	$56,093,048	$—	$—
REIT^	1,370,510	—	—
Short-Term Investments	2,638,632	—	—
Total Investments	$60,102,190	$—	$—

Small-Cap Growth Fund
Common Stocks	$1,343,726,192	$—	$—
Private Placements	—	—	2,280,124
Short-Term Investments	120,794,573	—	—
Total Investments	$1,464,520,765	$—	$2,280,124

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Notes to Financial Statements
December 31, 2019 (Unaudited)

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$863,612,866	$6,494,027	$—
REIT^	60,396,755	—	—
Investment Companies	28,086,930	—	—
Short-Term Investments	35,229,588	—	—
Total Investments	$987,326,139	$6,494,027	$—

Global Leaders Fund
Common Stocks:
China	$8,741,396	$21,345,321	$—
France	—	9,513,349	—
Germany	—	18,069,327	—
India	—	9,350,018	—
Indonesia	—	9,258,162	—
Netherlands	—	9,757,472	—
Sweden	—	12,719,602	—
Switzerland	—	15,318,681	—
Taiwan	13,678,832	—	—
United Kingdom	9,388,037	13,996,323	—
United States	194,233,155	—	—
Short-Term Investments	10,920,403	—	—
Total Investments	$236,961,823	$119,328,255	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$40,557,885	$—
Mortgage Backed Securities	—	29,388,657	—
Asset Backed Securities	—	28,596,570	—
Municipal Bonds	—	2,856,962	—
U.S. Treasury Notes	—	18,177,755	—
Affiliated Mutual Funds	22,174,368	—	—
Short-Term Investments	2,703,546	—	—
Total Investments	$24,877,914	$119,577,829	$—
Futures Contracts – Long*	$(97,645)	$—	$—

Total Return Fund
Corporate Bonds & Notes	$—	$102,284,636	$—
Mortgage Backed Securities	—	96,915,565	—
Asset Backed Securities	—	83,137,929	—
U.S. Treasury Notes	—	28,998,730	—
Municipal Bonds	—	9,042,488	—
Preferred Stocks	760,497	—	—
Short-Term Investments	4,079,314	1,549,925	—
Total Investments	$4,839,811	$321,929,273	$—
Futures Contracts – Long*	$(1,524,223)	$—	$—

Strategic Bond Fund
Asset Backed Securities	$—	$86,191,993	$—
Mortgage Backed Securities	—	64,519,995	—
Corporate Bonds & Notes	—	56,523,985	—
Municipal Bonds	—	3,982,423	—
Preferred Stocks	1,019,997	—	—
Short-Term Investments	7,144,444	—	—
Total Investments	$8,164,441	$211,218,396	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$53,982,665	$—
Mortgage Backed Securities	—	44,515,555	—
Municipal Bonds	—	21,425,272	—
Asset Backed Securities	—	9,506,138	—
Foreign Government Bonds	—	3,447,144	—
U.S. Treasury Notes	—	5,741,521	—
Short-Term Investments	1,512,103	309,985	—
Total Investments	$1,512,103	$138,928,280	$—
Futures Contracts – Long*	$(289,575)	$—	$—
Futures Contracts – Short*	$57,287	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$181,439,094	$—
Short-Term Investments	2,505,799	—	—
Total Investments	$2,505,799	$181,439,094	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$1,104,289,373	$—
Short-Term Investments	46,644,394	—	—
Total Investments	$46,644,394	$1,104,289,373	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$59,657,232	$—
Short-Term Investments	3,397,905	—	—
Total Investments	$3,397,905	$59,657,232	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$223,299,589	$—
Asset Backed Securities	—	11,995,721	—
Municipal Bonds	—	3,450,000	—
U.S. Treasury Notes	—	13,515,557	—
Preferred Stocks	1,481,580	—	—
Short-Term Investments	8,265,805	514,975	—
Total Investments	$9,747,385	$252,775,842	$—
Futures Contracts – Long*	$(374,544)	$—	$—
Mortgage Backed
Securities – Short	$—	$(15,200,219)	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$1,418,471	$—	$—
Belgium	—	14,346,486	—
Denmark	5,738,295	5,702,281	—
Finland	—	4,911,695	—
France	—	57,756,198	—
Germany	10,027,381	53,446,614	—
Italy	—	2,174,967	—
Netherlands	—	43,435,154	—
Portugal	—	8,435,672	—
Spain	2,574,357	6,625,474	—
Sweden	—	57,071,255	—
Switzerland	1,797,772	67,928,848	—
United Kingdom	—	119,981,603	—
Preferred Stocks	—	4,739,973	—
Short-Term Investments	10,966,397	—	—
Total Investments	$32,522,673	$446,556,220	$—

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Notes to Financial Statements
December 31, 2019 (Unaudited)

	Level 1	Level 2	Level 3
Emerging Markets Select Fund
Common Stocks:
China	$31,089,111	$84,264,252	$—
Czech Republic	3,156,151	—	—
Hungary	—	1,784,481	—
India	5,755,309	39,481,390	—
Indonesia	—	7,734,358	—
Malaysia	—	5,552,713	—
Philippines	2,619,102	—	—
Russia	—	13,520,920	—
Singapore	—	9,292,057	—
South Africa	—	5,790,326	—
South Korea	—	53,128,116	—
Taiwan	—	44,776,745	—
Thailand	—	7,611,191	—
Turkey	—	5,846,940	—
United Arab Emirates	—	4,415,563	—
United Kingdom	—	7,153,069	—
United States	8,518,480	—	—
Preferred Stocks	—	8,334,036	—
REIT^	—	1,856,648	—
Exchange Traded Funds	1,645,812	—	—
Short-Term Investments	10,084,757	—	—
Total Investments	$62,868,722	$300,542,805	$—

Beutel Goodman Large-Cap Value Fund
Common Stocks	$391,486,642	$—	$—
Short-Term Investments	16,657,514	—	—
Total Investments	$408,144,156	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of December 31, 2019.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Private Placements
Balance as of June 30, 2019	$2,403,334
Purchases	—
Distributions / Returns of Capital	(209,500)
Realized Gains	209,500
Change in Unrealized Appreciation	(123,210)
Balance as December 31, 2019	$2,280,124

Private Placements – The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund.  Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods.  In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

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Notes to Financial Statements
December 31, 2019 (Unaudited)

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.  Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.  None of the Funds purchased, sold or wrote any options during the six months ended December 31, 2019.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”).  TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly.  Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.  If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

H. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

I. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

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Notes to Financial Statements
December 31, 2019 (Unaudited)

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2016-2018) as of June 30, 2019 or are expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

J. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase may incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

K. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L. New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018 and has been adopted by the Funds as of July 1, 2019.  In accordance with ASU 2017-08, the Funds have made a retrospective cumulative adjustment, as applicable, which decreased the beginning cost of investments and increased the beginning unrealized appreciation (depreciation) on investments by the amounts shown in the following table.  These adjustments to cost and unrealized appreciation (depreciation) were offset by corresponding adjustments which decreased the undistributed net investment income component of total distributable earnings (loss).  These adjustments did not impact the tax cost of investments or the net assets of the Funds.

	Adjustment to Unrealized	Adjustment to Total
Fund	Appreciation (Depreciation)	Distributable Earnings (Loss)	Impact on Net Assets
Intermediate Income	$182,179	$(182,179)	$—
Total Return	118,204	(118,204)	—
Strategic Bond	43,252	(43,252)	—
Sustainable Bond	—	—	—
Maryland Bond	1,120,859	(1,120,859)	—
Tax-Exempt Bond	2,692,405	(2,692,405)	—
Mortgage Securities	—	—	—

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (the “Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

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Notes to Financial Statements
December 31, 2019 (Unaudited)

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Tax-Exempt Sustainable Bond	0.30%
Global Leaders[1]	0.65%	Mortgage Securities Fund	0.30%
Intermediate Income	0.30%	WMC Strategic European Equity[2]	0.90%
Total Return	0.30%	Emerging Markets Select[2,3]	0.90%
Strategic Bond	0.40%	Beutel Goodman Large-Cap Value[4]	0.45%

[1]	Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and makes investment decisions on its behalf. BAL is compensated for its services by the Adviser.
[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Equity Income and Sustainable Growth	1.00%	1.15%	1.35%
Mid-Cap Growth and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%
Small-Cap Growth and Small-Cap Fundamental Value	1.25%	1.40%	1.60%
Global Leaders	0.75%	0.90%	1.15%
Intermediate Income, Total Return,
Sustainable Bond, Maryland Bond, Tax-Exempt Bond and Mortgage Securities	0.55%	0.60%	0.80%
Strategic Bond	0.65%	0.70%	0.95%
Tax-Exempt Sustainable Bond	0.52%	0.57%	0.82%
WMC Strategic European Equity and Emerging Markets Select	1.60%	1.75%	2.00%

During the six months ended December 31, 2019, the Adviser waived $59,097 in expenses for Mid-Cap Growth Fund, $117,145  in expenses for Global Leaders Fund and $2,763 in expenses for Tax-Exempt Sustainable Bond Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2020	2021	2022	Total
Mid-Cap Growth Fund	N/A	$ 59,874	$103,738	$163,612
Global Leaders Fund	$99,017	138,801	231,484	469,302

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

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Notes to Financial Statements
December 31, 2019 (Unaudited)

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of December 31, 2019, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $22,174,368, or 15.2% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). During the six months ended December 31, 2019, the Intermediate Income Fund waived $40,346 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares during the six months ended December 31, 2019:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value	Purchases	Proceeds	Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
7/01/2019	at Cost	from Sales	(Losses)	(Depreciation)	12/31/2019	Income	Distributions	12/31/2019
$27,337,169	$ —	$(5,400,000)	$(6,074)	$243,273	$22,174,368	$256,775	$ —	2,195,482

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the six months ended December 31, 2019, WMC Strategic European Equity Fund engaged in securities sales of $1,446,402. During the six months ended December 31, 2019, Emerging Markets Select Fund engaged in securities purchases of $174,766 and sales of $173,649. These transactions are included in the purchases and sales table in Note 4.

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Notes to Financial Statements
December 31, 2019 (Unaudited)

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, during the six months ended December 31, 2019 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$137,030,340	$175,866,426	Strategic Bond	$123,143,472	$109,766,385
Flexible Equity	17,134,581	35,949,693	Sustainable Bond	54,599,109	39,686,018
Equity Income	4,002,716	6,391,214	Maryland Bond	19,903,412	17,908,429
Sustainable Growth	567,264,893	129,649,275	Tax-Exempt Bond	507,891,444	346,913,352
Mid-Cap Growth	16,503,010	5,138,042	Tax-Exempt Sustainable Bond	62,236,491	4,000,000
Small-Cap Growth	221,930,723	172,347,727	Mortgage Securities	152,333,410	172,767,984
Small-Cap Fundamental Value	190,730,118	291,321,704	WMC Strategic European Equity	113,266,103	154,873,101
Global Leaders	98,063,500	9,802,369	Emerging Markets Select	71,221,038	55,632,769
Intermediate Income	49,421,543	45,366,847	Beutel Goodman Large-Cap Value	97,951,669	29,967,701
Total Return	166,150,680	100,592,582

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities during the six months ended December 31, 2019 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$—	$3,991,625	Sustainable Bond	$7,036,837	$2,822,032
Total Return	18,993,477	18,538,652	Mortgage Securities	33,003,712	22,512,267

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character during the six months ended December 31, 2019 is estimated):

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain^
	December 31,	June 30,	December 31,	June 30,	December 31,	June 30,
Fund	2019	2019	2019	2019	2019	2019
Growth Equity	$—	$—	$5,475,290	$—	$115,375,244	$202,855,773
Flexible Equity	—	—	2,585,878	2,104,882	21,095,916	14,658,366
Equity Income	—	—	634,050	1,928,181	6,766,399	9,837,503
Sustainable Growth	—	—	—	1,432,651	14,026,862	24,715,805
Mid-Cap Growth	—	—	105,406	280,109	45,005	—
Small-Cap Growth	—	—	3,942,913	11,630,630	24,659,111	28,238,707
Small-Cap Fundamental Value	—	—	4,501,408	20,916,108	43,206,209	112,248,607
Global Leaders	—	—	1,172,407	347,102	—	—
Intermediate Income	—	—	1,774,795	3,320,169	—	—
Total Return	—	—	8,181,070	5,950,670	3,141,637	—
Strategic Bond	—	—	3,879,332	6,389,003	—	—
Sustainable Bond	—	—	2,791,204	2,806,828	695,464	—
Maryland Bond	2,486,200	4,779,731	49,575	65,895	—	—
Tax-Exempt Bond	15,091,343	21,013,692	531,789	781,501	—	—
Tax-Exempt Sustainable Bond	36,024	N/A	18,142	N/A	—	N/A
Mortgage Securities	—	—	2,619,830	7,960,762	—	—
WMC Strategic European Equity	—	—	5,538,203	13,352,788	20,218,079	63,683,372
Emerging Markets Select	—	—	4,173,029	9,238,919	—	—
Beutel Goodman Large-Cap Value	—	—	6,225,070	4,272,001	1,432,658	—

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains.

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Notes to Financial Statements
December 31, 2019 (Unaudited)

At June 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,293,328,783	$278,577,796	$52,772,839	$996,079,467	$37,994,739	$1,045,528,343
Unrealized appreciation	1,079,698,735	214,224,179	37,733,172	381,426,166	8,363,081	366,419,978
Unrealized depreciation	(15,053,410)	(9,369,790)	(614,672)	(8,797,585)	(1,327,787)	(42,848,929)
Net unrealized app (dep)	1,064,645,325	204,854,389	37,118,500	372,628,581	7,035,294	323,571,049
Undistributed income	—	2,368,648	9,678	—	105,389	964,545
Undistributed capital gains	82,104,473	13,422,716	5,545,260	14,026,240	44,964	24,659,014
Total undistributed earnings	82,104,473	15,791,364	5,554,938	14,026,240	150,353	25,623,559
Other accumulated gains (losses)	(2,356,831)	13	—	—	—	—
Total distributable earnings (losses)	$1,144,392,967	$220,645,766	$42,673,438	$386,654,821	$7,185,647	$349,194,608

	Small-Cap	Global	Intermediate	Total	Strategic	Sustainable
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$863,217,659	$197,977,745	$136,316,591	$243,928,042	$203,742,201	$119,005,754
Unrealized appreciation	240,954,158	38,580,203	2,645,118	5,304,074	2,521,600	4,188,751
Unrealized depreciation	(72,570,493)	(3,321,437)	(611,156)	(736,397)	(664,937)	(141,984)
Net unrealized app (dep)	168,383,665	35,258,766	2,033,962	4,567,677	1,856,663	4,046,767
Undistributed income	—	936,191	94,560	2,226,186	518,382	519,147
Undistributed capital gains	27,229,520	—	—	1,414,199	—	129,875
Total undistributed earnings	27,229,520	936,191	94,560	3,640,385	518,382	649,022
Other accumulated gains (losses)	—	(3,013,215)	(1,191,045)	(403,222)	(5,046,520)	(234,904)
Total distributable earnings (losses)	$195,613,185	$33,181,742	$937,477	$7,804,840	$(2,671,475)	$4,460,885

						Beutel
	Maryland	Tax-Exempt	Mortgage	WMC Strategic	Emerging	Goodman
	Bond	Bond	Securities	European	Markets	Large-Cap
	Fund	Fund	Fund	Equity Fund	Select Fund	Value Fund
Cost of investments	$176,165,188	$929,827,424	$275,075,130	$429,107,744	$320,989,938	$286,658,154
Unrealized appreciation	5,261,238	27,655,436	8,412,963	92,701,543	20,903,949	28,711,321
Unrealized depreciation	(294,294)	(1,802,801)	(2,115,157)	(30,001,979)	(14,218,221)	(20,221,341)
Net unrealized app (dep)	4,966,944	25,852,635	6,297,806	62,699,564	6,685,728	8,489,980
Undistributed income	285,238 ^	1,793,846 ^	459,035	4,318,580	1,319,782	5,267,009
Undistributed capital gains	—	—	—	10,992,308	—	1,432,531
Total undistributed earnings	285,238 ^	1,793,846 ^	459,035	15,310,888	1,319,782	6,699,540
Other accumulated gains (losses)	(1,445,127)	(6,925,833)	(12,362,952)	(9,205)	(14,743,546)	—
Total distributable earnings (losses)	$3,807,055	$20,720,648	$(5,606,111)	$78,001,247	$(6,738,036)	$15,189,520

^  Represents income that is exempt from federal income taxes.

Note 6. Futures Contracts

The Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the six months ended December 31, 2019. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and / or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the market value of the futures contracts, the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral are included on the Statements of Assets and Liabilities as part of “Total investments, at market value”. These securities are tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

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Notes to Financial Statements
December 31, 2019 (Unaudited)

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

During the six months ended December 31, 2019, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Intermediate Income	Interest Rate	$37,858,901	$—
Total Return	Interest Rate	120,099,257	—
Sustainable Bond	Interest Rate	41,292,042	(6,899,325)
Mortgage Securities	Interest Rate	70,834,512	(6,823,663)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk.  Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of December 31, 2019, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of December 31, 2019 was 4.75% (prime rate). None of the Funds utilized the line of credit during the six months ended December 31, 2019. As of the date of this report, none of the Funds had any outstanding borrowings under the line of credit.

Note 8. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to December 31, 2019 that would require recognition or disclosure in these financial statements.

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Expense Example For the Six Months Ended December 31, 2019 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2019	December 31, 2019	the Period*	December 31, 2019	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,112.50	$3.66	$1,021.67	$3.51	0.69%
Investor Shares	$1,000.00	$1,111.80	$4.46	$1,020.91	$4.27	0.84%
Advisor Shares	$1,000.00	$1,110.80	$5.78	$1,019.66	$5.53	1.09%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,139.40	$3.01	$1,022.32	$2.85	0.56%
Investor Shares	$1,000.00	$1,138.60	$3.82	$1,021.57	$3.61	0.71%
Advisor Shares	$1,000.00	$1,137.10	$5.16	$1,020.31	$4.88	0.96%

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Expense Example For the Six Months Ended December 31, 2019 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2019	December 31, 2019	the Period*	December 31, 2019	the Period*	Ratio*
Equity Income Fund
Institutional Shares	$1,000.00	$1,093.30	$4.21	$1,021.11	$4.06	0.80%
Investor Shares	$1,000.00	$1,092.50	$5.00	$1,020.36	$4.82	0.95%
Advisor Shares	$1,000.00	$1,091.30	$6.31	$1,019.10	$6.09	1.20%

Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,076.20	$3.76	$1,021.52	$3.66	0.72%
Investor Shares	$1,000.00	$1,075.60	$4.54	$1,020.76	$4.42	0.87%
Advisor Shares	$1,000.00	$1,074.30	$5.84	$1,019.51	$5.69	1.12%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$1,052.20	$3.61	$1,021.62	$3.56	0.70%
Investor Shares	$1,000.00	$1,051.50	$4.38	$1,020.86	$4.32	0.85%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,019.50	$4.97	$1,020.21	$4.98	0.98%
Investor Shares	$1,000.00	$1,018.80	$5.73	$1,019.46	$5.74	1.13%
Advisor Shares	$1,000.00	$1,017.30	$7.00	$1,018.20	$7.00	1.38%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,083.80	$5.08	$1,020.26	$4.93	0.97%
Investor Shares	$1,000.00	$1,083.10	$5.86	$1,019.51	$5.69	1.12%
Advisor Shares	$1,000.00	$1,081.80	$7.17	$1,018.25	$6.95	1.37%

Global Leaders Fund
Institutional Shares	$1,000.00	$1,115.40	$3.99	$1,021.37	$3.81	0.75%
Investor Shares	$1,000.00	$1,114.30	$4.78	$1,020.61	$4.57	0.90%

Intermediate Income Fund
Investor Shares	$1,000.00	$1,018.00	$2.43	$1,022.72	$2.44	0.48%
Advisor Shares	$1,000.00	$1,016.20	$3.70	$1,021.47	$3.71	0.73%

Total Return Fund
Institutional Shares	$1,000.00	$1,026.70	$2.34	$1,022.82	$2.34	0.46%
Investor Shares	$1,000.00	$1,026.40	$2.60	$1,022.57	$2.59	0.51%

Strategic Bond Fund
Institutional Shares	$1,000.00	$1,026.90	$2.96	$1,022.22	$2.95	0.58%
Investor Shares	$1,000.00	$1,025.50	$3.21	$1,021.97	$3.20	0.63%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$1,022.50	$2.54	$1,022.62	$2.54	0.50%
Investor Shares	$1,000.00	$1,022.30	$2.80	$1,022.37	$2.80	0.55%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,021.30	$2.49	$1,022.67	$2.49	0.49%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$1,024.40	$2.14	$1,023.03	$2.14	0.42%
Investor Shares	$1,000.00	$1,024.10	$2.39	$1,022.77	$2.39	0.47%

Tax-Exempt Sustainable Bond Fund
Investor Shares[1]	$1,000.00	$1,001.90	$0.45	$1,022.27	$2.90	0.57%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,017.80	$2.38	$1,022.77	$2.39	0.47%
Investor Shares	$1,000.00	$1,018.60	$2.64	$1,022.52	$2.64	0.52%

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Expense Example For the Six Months Ended December 31, 2019 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2019	December 31, 2019	the Period*	December 31, 2019	the Period*	Ratio*
WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,066.20	$5.61	$1,019.71	$5.48	1.08%
Investor Shares	$1,000.00	$1,065.20	$6.39	$1,018.95	$6.24	1.23%
Advisor Shares	$1,000.00	$1,064.00	$7.68	$1,017.70	$7.51	1.48%

Emerging Markets Select Fund
Institutional Shares	$1,000.00	$1,076.60	$5.85	$1,019.51	$5.69	1.12%
Investor Shares	$1,000.00	$1,074.90	$6.62	$1,018.75	$6.44	1.27%
Advisor Shares	$1,000.00	$1,073.30	$7.92	$1,017.50	$7.71	1.52%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$1,120.30	$3.09	$1,022.22	$2.95	0.58%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (366).

[1]	Actual expenses information is presented for the period from share class inception end of day December 2, 2019 to December 31, 2019 (29 days).

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider: (i) the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as (ii) any applicable Sub-Advisory Agreements that are being considered for continuation, and this must take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement and each of the subject Sub-Advisory Agreements, and it is the duty of the Adviser, and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.  In addition, the Board must also consider the approval of the Investment Advisory Agreement with respect to any new Funds that are added to the Trust.

Set forth below is information regarding the Board’s most recent consideration of the approval of the continuation of the Investment Advisory Agreement and each of the subject Sub-Advisory Agreements, as well as information regarding the Board’s approval of the addition of a new Fund to the Investment Advisory Agreement.  The first section provides information regarding the Board’s review of matters with respect to the continuation of the Investment Advisory Agreement with Brown Advisory.  In addition, set forth immediately following that section are separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – WMC Strategic European Equity Fund; (2) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund; (3) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund; and (4) the approval of the adoption of the Investment Advisory Agreement with respect to the Brown Advisory Tax-Exempt Sustainable Bond Fund.

1.  Board of Trustees Approval of the Continuation of the Investment Advisory Agreement for the Funds

In determining whether to approve the continuation of the Investment Advisory Agreement with respect to the applicable Funds, the Trustees requested, and Brown Advisory provided, information and data relevant to the Board’s consideration.  This included materials prepared by Brown Advisory and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on September 12, 2019.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2020.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the subject Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities as demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2019, and for shorter periods as applicable with respect to those Funds with shorter operating histories.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its benchmark and its peers, as follows:

1.  Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the one-year period ended June 30, 2019, but had underperformed its benchmark index for the three- and five-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and five-year periods ended June 30, 2019, but had underperformed its peer group median for the three-year period ended June 30, 2019.

2.  Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the three- and ten-year periods ended June 30, 2019, but had underperformed its primary benchmark index for the one- and five-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three- and ten-year periods ended June 30, 2019, but had underperformed its peer group median for the one- and five-year periods ended June 30, 2019.

3.  Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three-, five- and ten-year periods ended June 30, 2019.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2019.

4.  Small-Cap Fundamental Value Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Value Index, for the one-, five- and ten-years period ended June 30, 2019, but had underperformed its primary benchmark index for the three-year period ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2019, but had outperformed its peer group median for the ten-year period ended June 30, 2019.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance relative to its peer group and they reviewed them with the Adviser.

5.  Small-Cap Growth Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Growth Index, for the one-, three-, five- and ten-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, five-, and ten-year periods ended June 30, 2019, but had underperformed its peer group median for the three-year period ended June 30, 2019.

6.  Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended June 30, 2019.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2019.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

7.  Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays Intermediate US Aggregate Bond Index, for the one-, five- and ten-year periods ended June 30, 2019, but had outperformed its benchmark index for the three-year period ended June 30, 2019. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2019. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

8.  Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the one- and three-year periods ended June 30, 2019, but had underperformed its primary benchmark index for the five- and ten-year periods ended June 30, 2019. The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2019, but had underperformed its peer group median for the five- and ten-year periods ended June 30, 2019.  The members of the Board considered and discussed the factors contributing to the Fund’s longer term underperformance and they reviewed them with the Adviser.

9.  Strategic Bond Fund

The Board then reviewed information and materials regarding the performance results for the Strategic Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the ICE BofAML 0-3 Month US Treasury Bill Index, for the one-, three- and five-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2019.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance relative to its peer group and they reviewed them with the Adviser.

10.  Tax-Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax-Exempt Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the one-, three- and five-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2019.

11.  Emerging Markets Select Fund

The Board then reviewed information and materials regarding the performance results for the Emerging Markets Select Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the FTSE Emerging Index, for the one-, three- and five-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2019.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.  The members of the Board took into consideration that in February 2019 the Fund’s previous Sub-Adviser that had been sub-advising the Fund since its inception in December 2012 was replaced by two new Sub-Advisers.

12.  WMC Strategic European Equity Fund

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the MSCI Europe Index, for the one- and three-year periods ended June 30, 2019, but had outperformed its primary benchmark index for the five-year period ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2019.

13.  Mortgage Securities Fund

The Board then reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays Mortgage Backed Securities Index, for the one-, three- and five-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2019.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

14.  Total Return Fund

The Board next reviewed information and materials regarding the performance results for the Total Return Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays US Aggregate Bond Index, for the one- and three-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2019.

15.  Global Leaders Fund

The Board then reviewed information and materials regarding the performance results for the Global Leaders Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the FTSE All-World Index, for the one- and three-year periods ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2019.

16.  Mid-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Mid-Cap Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell Midcap Growth Index, for the one-year period ended June 30, 2019.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2019.  The Board also noted that, because the Fund commenced operations in October 2017, the Fund has a relatively short performance history.

17.  Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Sustainable Bond Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays US Aggregate Bond Index, for the one-year period ended June 30, 2019.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2019.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.  The Board also noted that, because the Fund commenced operations in August 2017, the Fund has a relatively short performance history.

18.  Beutel Goodman Large-Cap Value Fund

The Board next reviewed information and materials regarding the performance results for the Beutel Goodman Large-Cap Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Value Index, for the one-year period ended June 30, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2019.  The Board also noted that, because the Fund commenced operations in February 2018, the Fund has a relatively short performance history.

The cost of advisory services provided and the level of profitability.  The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2020, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the subject Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds.  In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources.  The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The Board reviewed with the representatives of Brown Advisory certain fee and expense information for the relevant share classes of the Funds as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, as follows:

1.  Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.80%, which is lower than the median net expense ratio of its peer funds.

2.  Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.44% for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.57%, which was below the median net expense ratio of its peer funds.  The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.50% on all assets less than $150 million; 0.45% on all assets greater than or equal to $150 million but less than $250 million; 0.40% on all assets greater than or equal to $250 million but less than $1 billion; and 0.38% on all assets greater than or equal to $1 billion.

3.  Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.59% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.70%, which was below the median net expense ratio of its peer funds.  The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

4.  Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.97%, which was above the median net expense ratio of its peer funds.

5.  Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.98%, which was lower than the median net expense ratio of its peer funds.

6.  Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.60% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.73%, which was lower than the median net expense ratio of its peer funds.  The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

$1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

7.  Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.47%, which was lower than the median net expense ratio of its peer funds.

8.  Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

9.  Strategic Bond Fund

The Board then reviewed expense information and materials for the Strategic Bond Fund, noting that the Investment Advisory Agreement provided for a 0.40% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.60%, which was lower than the median net expense ratio of its peer funds.

10.  Tax-Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax-Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.43%, which was lower than the median net expense ratio of its peer funds.

11.  Emerging Markets Select Fund

The Board next reviewed expense information and materials for the Emerging Markets Select Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.26%, which was above the median net expense ratio of its peer funds.

12.  WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the WMC Strategic European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was above the median for its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.07%, which was the same as the median net expense ratio of its peer funds.

13.  Mortgage Securities Fund

The Board then reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.47%, which was lower than the median net expense ratio of its peer funds.

14.  Total Return Fund

The Board next reviewed expense information and materials for the Total Return Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

15.  Global Leaders Fund

The Board then reviewed expense information and materials for the Global Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.75%, which was lower than the median net expense ratio of its peer funds.

16.  Mid-Cap Growth Fund

The Board then reviewed expense information and materials for the Mid-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.70%, which was lower than the median net expense ratio of its peer funds.

17.  Sustainable Bond Fund

The Board next reviewed expense information and materials for the Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.52%, which was lower than the median net expense ratio of its peer funds.

18.  Beutel Goodman Large-Cap Value Fund

The Board then reviewed expense information and materials for the Beutel Goodman Large-Cap Value Fund, noting that the Investment Advisory Agreement provided for a 0.45% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.60%, which was lower than the median net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that, for most of the Funds, the Funds’ investment advisory fees will not decrease as those Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market. The Trustees took into consideration that the Adviser had proposed to retain previously effective breakpoints in the investment advisory fee schedules for the Flexible Equity Fund, the Growth Equity Fund and the Sustainable Growth Fund.  The Trustees took into consideration that the Adviser has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers, and that the breakpoints for the three Funds are intended to enhance the competitiveness of those Funds.  The Trustees further noted that they will have the opportunity to periodically re-examine whether any of the other Funds in the Trust have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on other Funds could be considered further.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that certain benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring the Funds operate successfully. The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

In reaching their conclusion with respect to the approval of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory – WMC Strategic European Equity Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – WMC Strategic European Equity Fund (the “Fund”) between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the Fund (“Wellington”), was also approved by the Board of Trustees at the Board meeting held on September 12, 2019.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington, the Board of Trustees requested, and Brown Advisory and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that Brown Advisory is actively engaged in

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2020.  The Board took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

3.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their September 12, 2019 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration.  In connection with these matters with respect to the sub-advisory arrangements for the Global Leaders Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Brown Advisory Ltd. and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Brown Advisory Ltd.’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Funds to limit the Fund’s operating expenses through October 31, 2020.  Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund.  The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and are under common control.

4.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Fund”) between Brown Advisory and Beutel Goodman & Company, Ltd., the sub-investment adviser to the Fund (“Beutel Goodman”), was also approved by the Board of Trustees at the Board meeting held on September 12, 2019.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Beutel Goodman, as applicable, to furnish the Trustees with such information that is responsive to their request.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman, the Board of Trustees requested, and Brown Advisory and Beutel Goodman provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Beutel Goodman in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Beutel Goodman.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Beutel Goodman’s investment activities with respect to Beutel Goodman’s day-to-day portfolio management of the Fund’s assets in order to make sure that Beutel Goodman is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Beutel Goodman with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Beutel Goodman, which reports contain detailed analyses of how Beutel Goodman is performing.

The Board reviewed and evaluated the information that Brown Advisory and Beutel Goodman had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Beutel Goodman and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Beutel Goodman is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Beutel Goodman’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Beutel Goodman, the Trustees concluded that Beutel Goodman is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2020.  Accordingly, on the basis of the Board’s review of the fees charged by Beutel Goodman for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Beutel Goodman and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Beutel Goodman from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Beutel Goodman from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Beutel Goodman has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Beutel Goodman, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Beutel Goodman with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Beutel Goodman to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Beutel Goodman and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Beutel Goodman, reasonably reflected the nature and extent of the services provided by Beutel Goodman with respect to the Fund.

5.  Board of Trustees Approval of the Adoption of the Investment Advisory Agreement With Respect to the Brown Advisory Tax-Exempt Sustainable Bond Fund

At an in-person meeting of the Board held on November 13, 2019, the members of the Board undertook the consideration of matters with respect to the proposed adoption of the Investment Advisory Agreement with respect to the Brown Advisory Tax-Exempt Sustainable Bond Fund (the “New Fund”).  In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the Investment Advisory Agreement and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the adoption of the Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the adoption of the Investment Advisory Agreement between Brown Advisory and the Trust with respect to the New Fund, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Adviser with respect to the other Funds in the Trust, the Adviser’s performance of a composite of all of those accounts managed by the Adviser having substantially similar investment objectives, policies and strategies as the New Fund, and the investment experience and background of the proposed portfolio managers for the New Fund, as well as information regarding the estimated fees and expenses of the New Fund, as compared to other similar mutual funds.

At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed management and operation of the New Fund, the proposed investment advisory services to be provided to the New Fund by the Adviser, the nature and extent of the duties and responsibilities of the Adviser with respect to the New Fund, the compliance oversight process involving the New Fund and its operations, and the proposed fees and expenses of the New Fund.  During the meeting representatives of the Adviser made presentations to the Board regarding their proposal to provide investment advisory services to the New Fund.

In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the New Fund which would limit the total operating expenses of the New Fund through October 31, 2021, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the New Fund.  At this meeting, representatives of the Adviser reviewed for the members of the Board their experience and background in managing the other Funds in the Trust, and they also reviewed information regarding the investment advisory process proposed to be followed with respect to the New Fund.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

Following their consideration and review of these matters, the Trustees determined that the adoption of the Investment Advisory Agreement with the Adviser with respect to the New Fund would enable shareholders of the New Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the New Fund and its shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the Investment Advisory Agreement for the New Fund.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the adoption of the Investment Advisory Agreement with respect to the New Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the New Fund, as indicated by the nature and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities as demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s investment team who will be responsible for the ongoing management of the New Fund’s investment program, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the New Fund’s proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the New Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was included with the materials provided to the Board at their meeting, the Trustees determined that the overall projected expense ratios for each respective class of shares of the New Fund are competitive with industry averages.  The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the New Fund to limit the New Fund’s total operating expenses through October 31, 2021.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the New Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory services to be provided to the New Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the New Fund, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the New Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the New Fund’s investment advisory fees will not decrease as the New Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the New Fund’s investment advisory fees are appropriate in light of the projected size of the New Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees took into consideration that Brown Advisory has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  The Trustees also noted that the New Fund’s proposed advisory fees are competitive against the New Fund’s peers.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the new Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the New Fund, in the future at which time the implementation of fee breakpoints on the New Fund could be considered.

Benefits to Brown Advisory from its relationship with the New Fund (and any corresponding benefits to the New Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the New Fund, including any potential “soft dollar” benefits in connection with the New Fund’s brokerage transactions and use of the New Fund’s

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a New Fund (Unaudited)

performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the New Fund and its shareholders.  In addition, the Trustees determined that the New Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the New Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the New Fund in light of the nature and quality of the services to be provided and the necessity of the services for the New Fund’s operations.

Other Considerations. In approving the adoption of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Fund in a professional manner that is consistent with the best interests of the New Fund and its shareholders.  The Board also considered the proposed level of the investment advisory fees, and the Board determined that the advisory fees fairly compensate Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the New Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the New Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the New Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the New Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it proposes to provide to shareholders of the New Fund.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those shareholders of the New Fund covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to Brown Advisory by the New Fund pursuant to which Brown Advisory will provide certain business management services to the New Fund, which the Board approved based upon a finding that the business management fees to be charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality and based upon the level and quality of business management services provided by Brown Advisory to the other Funds in the Trust.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them at the Board meeting with respect to the proposed contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the adoption of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the New Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the New Fund.

www.brownadvisory.com/mf

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

www.brownadvisory.com/mf

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	BIABX	115233470	BATBX	115233710	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	—	—	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                      Brown Advisory Funds

By (Signature and Title)*                    /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     March 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     March 10, 2020

By (Signature and Title)*                    /s/ Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date     March 10, 2020

* Print the name and title of each signing officer under his or her signature.